Exhibit 10.8

STATE OF NORTH CAROLINA

DURHAM COUNTY

AGREEMENT

This Agreement (“Agreement”) is made effective as of the 16th day of January, 2001, by and between The GMH Independence Limited Partnership, a North Carolina limited partnership (“Lessor”), Aventis Pharmaceuticals Products Inc. (f/k/a Rhone-Poulenc Rorer Pharmaceuticals Inc.,) a Delaware corporation (“Lessee”), MERIX Bioscience, Inc., a Delaware corporation (“Sublessee”), and Rhone-Poulenc Rorer Inc., a Pennsylvania corporation (“Guarantor”);

WHEREAS, Lessor executed that certain Lease with Ex Vivo Therapies, a Delaware joint venture pursuant to Joint Venture Agreement dated as of June 3, 1993, originally by and among Rhone-Poulenc Rorer, Inc., a Pennsylvania corporation, Rorer Merger Corp., a Delaware corporation, Applied Immune Sciences, Inc., a Delaware corporation and Applied Immune Sciences Venture, Inc., a Delaware corporation (now Aventis Pharmaceuticals Products Inc.) (“Original Tenant”), dated as of June 14,1995 (the “Lease”) pertaining to approximately 20,000 square feet of space situated at 4233 Technology Drive, Durham, North Carolina (the “Premises”) which Premises are more particularly described in the Lease; and

WHEREAS, the Original Tenant assigned all of its rights, title and interest in and to Lessee by way of Assignment of Lease made effective as of the 5th day of August, 1996 by and between Lessor, Original Tenant, Lessee and Guarantor; and

WHEREAS, the Lease along with the Assignment of Lease (which also modified the Lease) are hereinafter referred to as the “Lease”; and

WHEREAS, the Lease is guaranteed by Guarantor by Guaranty dated as of the 2nd day of June, 1995 (the “Guaranty”); and

WHEREAS, Lessee desires to sublet the Premises to Sublessee pursuant to the terms of the Sublease Agreement dated January 16, 2001 by and between Lessee and Sublessee, a copy of which is attached hereto as Exhibit A (the “Sublease”), and Lessor is willing to consent to the same subject to the following terms and conditions; and

WHEREAS, Guarantor has agreed to consent to the Sublease and to confirm that it remains liable under the terms of the Sublease;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Continued Obligations. Notwithstanding the sublease of the Premises from Lessee to Sublessee or Lessor’s consent thereto or Lessor’s acceptance of payments from Sublessee, Lessee and Guarantor shall remain liable to Lessor for all payments due Lessor under the Lease and for performance of all obligations by it to be performed under the Lease and the consent given herein below shall not be construed as relieving Lessee from obtaining the express written consent of Lessor to any further assignment or subletting or as releasing Lessee from any liability or obligation whatsoever under the Lease or as releasing Guarantor from any liability or obligation whatsoever under the Guaranty. It is expressly understood and agreed that no lease exists or is made hereby between Lessor and Sublessee and that all rights of Sublessee regarding the Premises or any portion thereof are derivative through Lessee and that if Lessee’s rights under the Lease shall for any reason terminate, so also shall Sublessee’s rights terminate.

2. Joint and Several Liability. Lessee and Sublessee each hereby agree for the benefit of Lessor that hereafter they shall each be jointly and severally liable to Lessor for the payment of all sums due to be paid Lessor under the Lease and for the performance of all obligations to be performed by Lessee under the Lease.

3. Notices. Henceforth any notice required or permitted to be given by Lessor to Lessee under the Lease shall be deemed to have been sufficiently given for all purposes when made by personal delivery, by overnight courier service or sent in the United States mail as certified or registered mail, return receipt requested, postage prepaid and addressed as follows:

Lessor:	The GMH Independence Limited Partnership 4400 Ben Franklin Boulevard Durham, North Carolina 27704 Attn: Mr. Gary M. Hock

Lessee:	Aventis Pharmaceuticals Products Inc. 399 Interpace Parkway Parsippany, New Jersey 07054 Attn: General Counsel

with a copy to:

Sublessee:	MERIX Bioscience, Inc. 4233 Technology Drive Durham, North Carolina 27704 Attention: Chief Executive Officer

Notice shall be deemed given when received by personal delivery or overnight courier or within three days after mailing if sent by certified or registered mail, return receipt requested.

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4. Indemnity. Sublessee and Lessee shall jointly and severally indemnify and hold Lessor harmless from and against any and all claims arising out of (a) Sublessee’s use of the Premises or any part thereof, (b) any activity, work, or other thing done, permitted or suffered by Sublessee in or about the Premises or the Building, or any part thereof, (c) any breach or default by Sublessee in the performance of any of its obligations under the Sublease, or (d) any act, omission or negligence of Sublessee, or any officer, agent, employee, contractor, servant, invitee or guest of Sublessee; and in each case from and against any and all damages, losses, liabilities, lawsuits, costs and expenses (including reasonable attorneys’ fees at alt tribunal levels) arising in connection with any such claim or claims as described in (a) through (d) above, or any action brought thereon. If such action be brought against Lessor, Sublessee upon notice from Lessor shall defend the same through counsel selected by Sublessee’s insurer or other counsel, in each case acceptable to Lessor, in its reasonable discretion. All insurance required by Lessee under the Lease shall also be provided by Sublessee as provided in the Sublease.

5. Consent. Subject to the terms and conditions of this Agreement Lessor hereby consents to the Sublease. This Consent shall not be construed to relieve Lessee from obtaining the express written consent of Lessor to any modification of the Sublease or to any further assignment of the Lease or subletting of the Premises, except as expressly stated herein. Notwithstanding the foregoing, nothing in the Sublease shall be deemed to amend or modify the Lease and in the event of a conflict between the Lease and the Sublease, the terms of the Lease shall control.

6. Use. Lessor hereby consents to the proposed use of the Premises by Sublessee as set forth in the Sublease; provided, however, the second and third sentences of Section 6 of the Lease shall remain in full force and effect.

7. Assignment of Sublease by Sublessee. Sublessee shall have the right to assign the Sublease to a MERIX Entity (as hereinafter defined) without Lessor’s consent, provided that at the time of making such assignment of Sublease (i) Lessee is in not in default of any of the provisions of the Lease and Sublessee is not in default under any provision of the Sublease, (ii) there is no event which, with notice or passage or time, would be deemed to be a default under the Lease or the Sublease, (iii) Sublessee gives Lessor ten (10) days written notice prior to the execution of such assignment, (iv) any assignment shall not result in Guarantor, Lessee or Sublessee being released or discharged from any liability under the Guaranty, Lease or Sublease, as the case may be, and Guarantor, Lessee and Sublessee remain liable for the full performance of the terms, covenants and conditions of the Guaranty, Lease and Sublease, (v) the assignee shall agree in writing to comply with and be bound by all the terms, covenants, conditions, provisions and agreements of the Lease and this Agreement and verifies that its use of the Premises complies with Section 6 of the Lease, and (vi) Sublessee shall deliver to Lessor and Lessee promptly after execution an executed copy of such assignment. For purposes of this Agreement, a “MERIX Entity” shall mean (i) MERIX Bioscience, Inc. (“MERIX”) or (ii) an affiliate of MERIX. An affiliate shall mean any corporation which directly controls or is controlled by or is under common control with MERIX. Control shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation through the ownership of voting securities.

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8. Upfit. Lessor hereby consents to the upfit by Sublessee of 10,000 square feet of unfurnished space in the Premises (the “Shell Space”) at Sublessee’s sole cost and expense, subject to (a) the approval of Lessor of the plans for such upfit; (b) the plan shall provide that the upfit will be performed and Sublessee shall perform the upfit in a good and workmanlike manner using materials that are substantially similar and of better or equal quality to those presently contained in the Premises; (c) the plan shall provide Sublessee shall use contractors and engineers that are licensed in North Carolina and are qualified to perform the work to prepare the Premises for its intended use, each as reasonably acceptable to Lessor; (d) Sublessee shall not commence any such work without first delivering to Lessor a policy or policies of workers’ compensation and commercial general liability insurance naming Lessor as an additional insured; (e) Sublessee and Lessee warrant that any upfit installed by Sublessee will not violate the permitted uses of the Premises, will comply with all applicable building codes and zoning laws, and will not impact the structure of the Shell Building, the Shell Space or the Tenant Upfit; (f) Sublessee shall furnish Lessor with all permits required prior to commencement of the upfit work and all certificates and approvals with respect to the upfit that may be required by any governmental authority and deliver to Lessor properly executed general and subcontractor affidavits stating that all laborers and materialmen have been paid in full and final waivers of liens and lien releases from all general contractors and subcontractors who have performed the upfit or furnished materials to the Premises as a result of the upfit by Sublessee; and (g) Sublessee, at its expense, shall deliver, within thirty (30) days after completion of the upfit, the as-built plans to the Lessor. All Tenant Upfit and other upfit currently in the Premises as of the date of this Agreement and the Sublease, all Lessor Trade Fixtures (as hereinafter defined) and all upfit performed by the Sublessee shall immediately become Lessor’s property without compensation to Lessee or Sublessee and shall remain on the Premises upon the termination or earlier expiration of the Sublease, and Lease.

9. Trade Fixtures. For purposes of this Agreement, (i) Trade Fixtures shall mean the moveable and free standing personal property and equipment not affixed to the Premises, such as freezers and fume hoods, but shall not include case work (which is deemed Lessor’s property), and (ii) Lessor Trade Fixtures shall mean all of the case work, facility management system (Dell), flow cytometer (Eples XL), manifolds (CO2), mirrors, stainless steel tables and stainless steel work benches in the Premises as of the date of this Agreement and the Sublease. Lessor Trade Fixtures shall not include any enterprise management systems, including without limitation, any material resource planning systems or any manufacturing execution systems, installed by Sublessee after the commencement of the Sublease. All Lessor Trade Fixtures in the Premises at the commencement of this Agreement shall remain the property of Lessor and may not be removed by Sublessee or Lessee at any time. All other Trade Fixtures either placed in the Premises by Sublessee or in the Premises as of the date of the Sublease and identified on Exhibit B shall remain the property of Sublessee and be removable at any time, provided at the time of removal Sublessee shall promptly and at its own expense repair any damage to the Premises in removing any such Trade Fixtures and reconnect all connections.

10. Restoration. Lessor hereby agrees that neither Sublessee nor Lessee shall be obligated to restore the Premises to the condition which existed upon the commencement of the term of the Lease and that the provision of Section 9 of the Lease which require such restoration are hereby waived; provided, however, that all tenant upfit (including, but not limited to, the Tenant Upfit), case work, the heating, ventilating and air conditioning equipment located on the Premises at the termination of Sublessee’s occupancy of the Premises and the Lessor Trade Fixtures shall be the property of Lessor without compensation to Sublessee or Lessee and shall remain on the Premises at the termination of Sublessee’s occupancy of the Premises.

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11. Ownership of Improvements. It is understood and agreed that all alterations, Improvements and Tenant Upfit and Lessor Trade Fixtures, whether constructed by Lessor or Lessee, and notwithstanding the provisions of the Lease, shall be and hereby is the property of Lessor, without compensation to Lessee. In connection therewith, Lessee does hereby grant, bargain, sell, transfer, convey, assign and deliver to Lessor, as of the date of this Agreement, all of Lessee’s right, title and interest, of whatever kind and character, in and to the Tenant Upfit and Lessor Trade Fixtures, free and clear of any and all liens, mortgages, encumbrances, pledges and security agreements of any nature whatsoever, to have and to hold unto Lessor, its successors and assigns forever, all of the Tenant Upfit and Lessor Trade Fixtures hereby granted, bargained, sold, transferred, conveyed, assigned and delivered. Lessee covenants that it is seized of the Tenant Upfit and Lessor Trade Fixtures in fee and has the right to convey the same in fee simple, the same is free and clear of all encumbrances whatsoever, and Lessee will warrant and defend the title thereto against the lawful claims of all persons whomsoever.

12. Duke Guaranty. Duke has agreed to guaranty certain obligations of Sublessee under the Sublease to Lessee, a copy of which is attached hereto as Exhibit C (the “Duke Guaranty”). A condition precedent to Lessor’s consent to the Sublease and this Agreement is the delivery to Lessor of an original fully executed Duke Guaranty.

13. Lease. Lessor’s consent to this Agreement is conditioned upon and subject to the execution and delivery of a lease for the Premises, satisfactory to Lessor, commencing on September 1, 2006 for a five (5) year term.

14. Property Line. The parties agree that the Property as described in the Lease may be modified by Lessor without Lessee’s or Sublessee’s consent on the southern property line and the western property line; provided, however, that the movement of the property line shall not adversely affect the ingress or egress to the Premises or the ability of Lessee or Sublessee to conduct business in the Premises. Upon notification by Lessor of the revised Property and description thereof, the Property shall be so defined. Neither Sublessee nor Lessee shall be liable for any cost incurred in connection with modifying the property line, including, without limitation, any costs incurred in connection with repaying the parking lot and altering any utility lines, if any.

15. Ratification by Lessee. Lessee expressly ratifies and confirms the terms and provisions of the Lease and acknowledges its continuing direct liability under the Lease. The Lease remains in full force and effect and is unaffected by the Sublease or by the Duke Guaranty.

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16. Ratification by Guarantor. Guarantor hereby ratifies and confirms the terms and provisions of the Lease and the Guaranty and acknowledges that it remains directly and uncondi-tionally liable under the Guaranty and the Lease. The Guaranty remains in full force and effect and is unaffected by the Sublease or by the Duke Guaranty.

17. Modification. To the extent applicable, the Lease is hereby amended by the terms of this Agreement.

18. Capitalized Terms. All capitalized terms not otherwise defined in this Agreement shall have the same meaning as set forth in the Lease.

19. Entire Agreement. This Agreement contains the complete agreement of the parties regarding the terms and conditions of the consent to the Sublease and there are no oral or written conditions, terms, understandings or other agreements pertaining thereto which have not been incorporated herein.

20. Governing Law and Jurisdiction. The laws of the State of North Carolina shall govern the validity, interpretation, performance and enforcement of this Agreement. All parties hereby submit to the jurisdiction of the state courts situated in Durham County, North Carolina.

21. Modification and Waiver. No provision of this Agreement shall be amended, waived or modified except by an instrument in writing signed by the parties.

22. Binding Effect; Survival. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and assigns.

23. Counterparts. To facilitate execution, this Agreement may be executed in any number of counterparts as may be convenient or necessary and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof. Additionally, the parties hereto hereby covenant and agree that for purposes of facilitating the execution of this Agreement, the signature pages taken from separate individually executed counterparts of this Agreement may be combined to form multiple fully executed counterparts. All executed counterparts of this Agreement shall be deemed to be originals, but all such counterparts, taken together, shall constitute one and the same agreement.

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IN WITNESS WHEREOF, Lessor, Lessee, Sublessee and Guarantor have caused this instrument to be duly executed under seal, all as of the day and year first above written.

LESSOR:

THE GMH INDEPENDENCE LIMITED PARTNERSHIP

BY:	THE GMH FAMILY, LLC.	(SEAL)
Sole General Partner

	BY	(SEAL)
Gary M. Hock, Manager

LESSEE:

AVENTIS PHARMACEUTICALS PRODUCTS INC. (f/k/a Rhone-Poulenc Rorer Pharmaceuticals Inc.)

BY
Vice President

ATTEST:

Assistant Secretary

[CORPORATE SEAL]

SUBLESSEE:

MERIX BIOSCIENCE, INC.

BY
Exec. Vice President

ATTEST:

Secretary

[CORPORATE SEAL]

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GUARANTOR.

RHONE-POULENC RORER INC.

BY
Vice President

ATTEST:

Secretary

[CORPORATE SEAL]

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EXHIBIT A

STATE OF NORTH CAROLINA

DURHAM COUNTY

SUBLEASE AGREEMENT

AGREEMENT OF SUBLEASE made as of the 16 day of January, 2001, by and between Aventis Pharmaceuticals Products Inc. (f/k/a Rhone-Poulenc Rorer Pharmaceuticals Inc.), a Delaware corporation (“Sublessor”), and Merix Bioscience, Inc., a Delaware corporation authorized to do business in North Carolina (“Sublessee”).

W I T N E S S E T H:

WHEREAS, Sublessor is the Tenant under a certain Lease (the “Lease”) dated as of June 14, 1995, with The GMH Independence Limited Partnership (“Lessor”) as Landlord, pertaining to approximately 20,000 square feet of space (10,000 square feet of which is finished as office and lab space (the “Finished Space”) and 10,000 square feet of which is unfinished space (the “Shell Space”)) located at 4233 Technology Drive, Durham, North Carolina (the “Subleased Premises”), a copy of which is attached hereto as Exhibit “A” and made a part hereof (Terms used and not otherwise defined herein shall have the meaning ascribed to them in the Lease); and

WHEREAS, Sublessor is the Tenant under the Lease by way of Assignment of Lease (“Assignment”) made and effective as of the 5th day of August, 1996 by and between Lessor, Ex Vivo Therapies, a Delaware joint venture (“Assignor”), Sublessor as assignee and Rhone-Poulenc Rorer, Inc. (“Guarantor”), a copy of which is attached hereto as Exhibit B; and

WHEREAS, Sublessee desires to sublease the Subleased Premises from Sublessor and Sublessor desires to sublease the Subleased Premises to Sublessee, subject to the terms and conditions of this Sublease Agreement.

NOW, THEREFORE, in consideration of the premises, which are incorporated herein by reference, and of the terms, conditions and covenants set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Subleased Premises. Sublessor hereby sublets to Sublessee, and Sublessee hereby subleases from Sublessor, the Subleased Premises, shown as Exhibit “C” attached hereto and made a part hereof, and consisting of approximately 20,000 rentable square feet of office space consisting of the Shell Space and the Finished Space situated at 4233 Technology Drive, Durham, North Carolina.

2. Term of Sublease. The term (the “Term”) of this Sublease shall commence on the date that Sublessor has received all of the following: (a) a copy of this Sublease Agreement executed by Sublessee and Sublessor; (b) an executed copy of the Lessor’s and Guarantor’s consent to this Sublease; and (c) an executed copy of a Guaranty from Duke University guaranteeing the payment of the Base Rent and Additional Rent (each as defined below) under this Sublease for the time period specified in the Guaranty (the “Commencement Date”), and shall end on the 1st day of September, 2006, (or until such term shall sooner cease or expire as hereinafter provided) (the “Termination Date”). Possession of the Subleased Premises shall be delivered to Sublessee on the Commencement Date. The parties agree that the consent by Lessor and Guarantor shall include (i) a consent to the proposed use by Sublessee of the Subleased Premises as set forth in Section 4 of this Sublease; (ii) a consent to the upfit of the Shell Space at Sublessee’s sole cost and expense, subject to (A) the approval of Lessor of the plans for such upfit; (B) the plans shall provide that the upfit will be performed and Sublessee shall perform the upfit in a good and workmanlike manner using materials that are substantially similar and of better or equal quality to those presently contained in the Subleased Premises; (C) the plans shall provide and Sublessee shall use contractors and engineers that are licensed in North Carolina and are qualified to perform the work to prepare the Subleased Premises for its intended use, each as reasonably acceptable to Lessor; (D) Sublessee shall not commence any such work without first delivering to Lessor a policy or policies of workers’ compensation and commercial general liability insurance naming Lessor as an additional insured; (E) Sublessee and Sublessor warrant that any upfit installed by Sublessee will not violate the permitted use of the Subleased Premises and will materially comply with all applicable building codes and zoning laws and will not impact the structure of the Shell Space; (F) Sublessee shall furnish Lessor with all permits required prior to commencement of the upfit work and all certificates and approvals with respect to the upfit as may be required by any governmental authority and deliver to the Lessor properly executed general and subcontractor affidavits stating that all laborers and materialmen have been paid in full and final waivers of liens and lien releases from all general contractors and subcontractors who have performed the upfit or furnished materials to the Subleased Premises as a result of the upfit; and (G) Sublessee, at its expense, shall deliver within 30 days after completion of the upfit the as built plans for the Shell Space to the Lessor; (iii) a waiver by Lessor of any obligation of Sublessee or Sublessor to restore the Subleased Premises to the condition that existed prior to the Commencement Date or the commencement date of the Lease, respectively; provided, however, that all tenant upfit (including but not limited to Tenant Upfit), case work, the heating, ventilating and air conditioning equipment located on the Subleased Premises, work above the ceiling of the Shell Space installed by Sublessee, and all Lessor Trade Fixtures (as defined below) shall remain on the Subleased Premises at the termination of Sublessee’s occupancy of the Subleased Premises without compensation to Sublessee, unless Lessor requests the removal of same at the time Lessor approves such installations. For purposes of this Sublease, “Lessor Trade Fixtures” means the building management system, flow optometers, manifolds, mirrors, stainless steel tables and stainless steel workbenches located on the Subleased Premises as of the Commencement Date of this Sublease and shall not be deemed to include any enterprise management systems, including without limitation any material resource planning systems or any manufacturing execution systems installed by Sublessee. In addition, on or before November 10, 2000, Lessor shall have delivered to Sublessee an agreement to lease the Subleased Premises directly from Lessor upon the expiration of the term of this Sublease upon terms that are satisfactory to the Sublessee (the “Additional Lease”). If Lessor fails to give such consent and deliver the Additional Lease by December 15, 2000, then Sublessee may cancel this Sublease by giving written notice of cancellation to Sublessor. Neither party shall have liability to the other for any termination or cancellation under this Section 2, unless such party by its willful act caused Lessor to refuse timely to consent to this Sublease.

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3. The Lease.

(a) As between Sublessor and Sublessee, all of the Articles of the Lease are incorporated into this Sublease as if fully set forth in this Sublease, except the following: Sections l,2,5,6,7(a) and (d), 8, 15, 49, and 55. Where applicable, references in the Lease to Landlord will mean Sublessor and to Tenant will mean Sublessee, provided, however, Sublessor shall not be released thereby. Sublessor represents and warrants that it has full right, power and authority under the Lease to enter into this Sublease, subject to Lessor’s consent as provided therein. Sublessor further represents and warrants that the Lease is in full force and effect and has not been modified, amended or terminated except as stated in the Assignment. The copy of the Lease and Assignment attached hereto is a complete and accurate copy of the Lease and Assignment. Sublessor also represents and warrants that Sublessor is not in default under the terms of the Lease and no condition exists which with the giving of notice or passage of time, or both, would be a default under the Lease. Sublessor shall not modify or terminate the terms of the Lease without the written consent of the Sublessee.

(b) Sublessee acknowledges that it has reviewed and is familiar with all of the terms, covenants and conditions of the Lease that are incorporated herein and made a part hereof. Sublessee assumes and agrees to perform, observe and comply with all of the terms, covenants and conditions on the Lessee’s part to be performed, observed and complied with under the Lease and Assignment. This Sublease is expressly made subject and subordinate to all of the terms, covenants and conditions of the Lease. In the event of a conflict between the terms of the Lease and this Sublease, the terms of the Lease as modified by the Assignment shall control. At all times where consent is required of the Lessor under the Lease for an act of Sublessor as Tenant, consent shall be required by Lessor for such act by Sublessee.

(c) Sublessor shall deliver a copy of any notice of default received by Sublessor from Lessor with respect to the Lease within two days of receipt thereof. Sublessor shall provide Sublessee an opportunity to cure any such default within the cure period proved in the Lease, if any, but Sublessee shall not be obligated to do so. Nothing herein shall affect the rights of Lessor under the Lease.

4. Occupancy.

(a) Sublessee shall use and occupy the Subleased Premises solely for (i) research and development; (ii) cell culturing and other operations for the preparation of therapeutic vaccine and/or other services for (A) support of human clinical trials and (B) potential commercial purposes; and (iii) the development and or commercialization of other products related or substantially similar thereto. Sublessee has conducted an inspection, or been afforded the opportunity to inspect, the Subleased Premises and shall accept the Subleased Premises “as is” and “where is”, subject to Lessor’s obligations for maintenance and repair under the Lease and subject to any latent defects.

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(b) Sublessee covenants that it will occupy the Subleased Premises in accordance with the terms of the Lease and will not suffer to be done or omit to do any act that may result in a violation of or a default under any of the terms and conditions of the Lease, or render Sublessor liable for any charge or expense arising out of, by reason of, or resulting from, Sublessee’s failure to perform or observe any of the terms and conditions of the Lease pertaining to the Subleased Premises.

(c) Sublessee agrees that Sublessor shall not be required to perform any of the covenants and obligations of Lessor under the Lease and, insofar as any of the covenants and obligations of Sublessor hereunder are required to be performed under the Lease by Lessor thereunder, Sublessee acknowledges that Sublessor shall be entitled to look to Lessor for such performance. Any default or failure of performance by Lessor shall not affect this Sublease or waive or defer any of Sublessee’s obligations hereunder; provided, however, that in the event of any such default or failure of performance by Lessor, Sublessor shall take such action as may reasonably be required, under the circumstances, to secure such performance upon Sublessee’s written request therefor and at Sublessee’s cost and expense.

5. Rent; Security Deposit.

(a) Base Rent. Sublessee shall pay to Sublessor base rent (“Base Rent”) as specified below:

Period	Rent Rate Per Square Foot	Square Foot of Premises	Annual Rent	Monthly Rent
Commencement Date until 14 months Thereafter	$9.50	20,000	$190,000	$15,833.33

First 12 month period Thereafter	$9.83	20,000	$196,650	$16,387.50

Second 12 month Period thereafter	$10.17	20,000	$203,481	$16,956.75

Third 12 month Period thereafter	$10.54	20,000	$210,519	$17,543.25

Fourth 12 month Period thereafter	$10.91	20,000	$218,178	$18,181.50

Remaining months Of the Term	$11.29	20,000	$225,837	$18,819.75

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Provided, however, that Sublessee shall not be obligated to pay Base Rent for the first sixty (60) days after the Commencement Date.

(b) Additional Rent. Sublessee shall be obligated to reimburse Sublessor for those costs and expenses that Sublessor is obligated to pay to Lessor under Sections 10(b), 14(a) and 16(a) of the Lease (collectively, “Additional Rent”); provided, however, that all such expenses and costs shall be prorated and adjusted between Sublessor and Sublessee as of the Commencement Date or the date the Sublease terminates, as the case may be. Sublessor shall notify Sublessee of any amounts due under such Sections of the Lease, including copies of all invoices received from Lessor with respect thereto, and Sublessee shall pay any such amounts to Sublessor within thirty (30) days of receipt of such notice.

The respective amounts set forth above for Base Rent shall be paid by the first day of each month in lawful money of the United States at Sublessor’s address specified for notices in Section 16. If Sublessee fails or refuses to pay any installment of Base Rent within five business days of when due, Sublessor shall be entitled to collect interest on the amount of the late payment equal to the Prime Rate of Interest as disclosed by Wachovia Bank, N.A. In addition, Sublessee shall pay a late fee of eight percent multiplied by the amount of the late payment commencing on the date the payment is delinquent until paid in full to compensate Sublessor for the additional expense involved in handling delinquent payments and not as interest; provided, however, that Sublessee shall not be obligated to pay a late fee unless Sublessee has paid Base Rent late two other times in any consecutive twelve-month (12) period. If the payment of a late charge required by this Section is found to constitute interest notwithstanding the contrary intention of Sublessor and Sublessee, the late charge shall be limited to the maximum amount of interest that lawfully may be collected by Sublessor under applicable law, and if any payment is determined to exceed such lawful amount, the excess shall be applied to any unpaid rent then due and payable hereunder and/or credited against the next succeeding installment of Base Rent payable hereunder.

(c) Security Deposit. On the Commencement Date, Sublessee shall pay to Sublessor a security deposit in the amount of $ 15,833.33 (the “Security Deposit”). If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of the Security Deposit for the payment of any rent or other charge in default, or for the payment of any other sum which Sublessor incurs by reason of Sublessee’s default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor uses or applies all or any portion of the Security Deposit, Sublessee must within ten (10) days after written demand therefor deposit cash with Sublessor in an amount sufficient to restore the Security Deposit to its full amount and Sublessee’s failure to do so will be a material breach of this Sublease. Sublessor shall not, unless otherwise required by law, be required to keep the Security Deposit separate from its general accounts, nor pay interest on the Security Deposit to Sublessee. If Sublessee performs all of Sublessee’s obligations hereunder, the Security Deposit or so much thereof as has not been used or applied by Sublessor, will be returned to Sublessee (or at Sublessor’s option, to the last assignee, if any, of Sublessee’s interest hereunder) at the expiration or other termination of the Sublease Term, and after Sublessee has vacated the Subleased Premises. The obligation to return the Security Deposit upon termination of the Sublease shall survive termination of this Sublease.

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6. Furniture; Fixtures. As of the Commencement Date, Sublessor does hereby grant, bargain, sell, transfer, convey, assign, and deliver to Sublessee all of Sublessor’s right, title, and interest in and to the furniture, trade fixtures, and equipment located in the Subleased Premises on the Commencement Date set forth in Exhibit D attached hereto and made a part hereof (the “Sublessor Furniture”) free and clear of any and all liens, mortgages, encumbrances, pledges, and security agreements of any kind whatsoever, to have and to hold unto Sublessee, its successors and assigns forever, all of the Sublessor Furniture hereby granted, bargained, sold, transferred, conveyed, assigned, and delivered. Exhibit D shall not include the Lessor Trade Fixtures.

7. Alterations and Improvements by Sublessee. Sublessee will not make any alterations or improvements to the Subleased Premises without the prior written consent of Sublessor and Lessor, which consent of Sublessor shall not be unreasonably withheld, conditioned or delayed and of Lessor shall be subject to the terms of the Lease. Sublessor will be deemed to have consented to the improvements or alterations proposed by Sublessee if Sublessor fails to provide notice of its consent to such improvements to Sublessee within fifteen (15) days of receipt of Sublessee’s request for such consent. Sublessor acknowledges that Sublessee intends to make improvements to the Shell Space and Sublessor agrees to approve the Plans for such improvements as long as the improvements (i) do not violate any laws; (ii) do not alter the structure of the Building, and (iii) receive all approvals required under the Lease. Upon termination of this Sublease, Sublessee shall only be required to remove those alterations or improvements which Sublessor or Lessor required to be removed upon termination at the time Sublessor or Lessor, as the case may be, approved such alterations or improvements.

8. Environmental. No later than five (5) business days after execution by Sublessee of this Sublease, Sublessor shall provide Sublessee with copies of all documentation in Sublessor’s possession relating to any facilities validation or environmental testing regarding the Subleased Premises. Sublessor represents and warrants to Sublessee that neither Sublessor nor any of its agents, servants, employees, contractors, or subcontractors (collectively, “Sublessor’s Representatives”) have received any request for information, notice of claim, demand, or notification relating to any alleged violation of any Regulations or any Hazardous Substances located at, on, in, under or emanating from the Subleased Premises and Sublessor and Sublessor’s Representatives know of no facts or circumstances related to environmental matters concerning the Subleased Premises that could lead to any future environmental claims, liabilities, or responsibilities against Lessor, Sublessor or Sublessee. Sublessor hereby waives and releases Sublessee from any and all Environmental Claims (as defined below) related to events or conditions first existing prior to the date of this Sublease (“Pre-Existing Conditions”), known or unknown, foreseen or unforeseen, which exist or which may arise under any Regulations. Sublessor hereby agrees to indemnify and hold harmless Sublessee from any and all claims, costs, losses, damages and expenses (including without limitation fines, penalties and reasonable attorney’s fees)(collectively, “Environmental Claims”) that are asserted against or incurred by Sublessee relating to Pre-Existing Conditions. Sublessee hereby agrees to indemnify and hold harmless Sublessor from any and all Environmental Claims asserted against or incurred by Sublessor that result from Sublessee’s activities in, on, or around the Subleased Premises.

9. Casualty, Condemnation and/or Termmation. If the whole or any part of the Subleased Premises shall be taken or condemned in any manner by any competent authority for any public or quasi-public use, or if the Lessor under the Lease or Sublessor as Tenant thereunder shall terminate the Lease as provided in the Lease by reason of Casualty or otherwise as permitted therein, in any such event, the term of this Sublease shall cease and terminate as of the date of vesting of title or such condemnation or termination as the case may be.

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10. No Assignment or Subletting. Sublessee, for itself, its successors and assigns, expressly covenants that it shall not assign, sublet, mortgage or encumber this Sublease without the prior written consent of Sublessor which consent will not be unreasonably withheld, conditioned or delayed, provided, however, Sublessee shall have the right to assign this Sublease to a MERIX Entity (as hereinafter defined) without Sublessor’s consent, but Sublessee shall be required to comply with the terms of the Agreement between The GMH Independence Limited Partnership, Aventis Pharmaceuticals Products Inc., MERIX Bioscience, Inc., and Rhone-Poulenc Rorer Inc. For purposes of this Sublease, a “MERIX Entity” shall mean (i) MERIX Bioscience, Inc. (“MERIX”) or (ii) an affiliate of MERIX. (iii) any entity which is the surviving corporation as a result of the merger of MERIX into such entity, or (iv) any entity which purchases all of the assets of MERIX and continues the business thereof. An affiliate shall mean any corporation which directly controls or is controlled by or is under common control with MERIX. Control shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation through the ownership of voting securities.

11. Quiet Enjoyment. Sublessor covenants and agrees with Sublessee that, provided Sublessee pays and performs all of its covenants, agreements and obligations under this Sublease, Sublessee may peaceably and quietly enjoy the Subleased Premises, subject, nevertheless, to the terms and conditions of this Sublease and the Lease.

12. Sublessor. The term “Sublessor” as used in this Agreement of Sublease refers to the Tenant under the Lease at the time in question, so that if the Lease shall be assigned, such covenants, conditions and agreements shall be binding upon each successor assignee.

13. Indemnity. Each party hereto does hereby agree to indemnify the other and hold the other harmless, of and from any claim, damage, liability, cost or expense, including reasonable attorney’s fees, which either may suffer or incur by reason of the failure of the other to perform, observe or comply with any of the terms, covenants and conditions of this Agreement of Sublease or the Lease, as such terms, covenants and conditions may affect the Subleased Premises.

14. Broker’s Commission. Sublessee represents to Sublessor that the sole broker with whom it has dealt in connection with this transaction is Advantis/GVA- Sue Back. Sublessor covenants that it will pay Advantis/GVA- Sue Back $20,000 in commission on or before thirty (30) days of the complete execution of this Sublease and will indemnify Sublessee and hold Sublessee harmless from and against any and all claims of Advantis/GVA with respect to a commission or fee.

15. Attorney’s Fees. If Sublessor, Sublessee, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney’s fees.

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16. Notices. Any and all notices that are or may be required to be given pursuant to the terms of this Agreement of Sublease or the Lease shall be sent by Certified Mail, Return Receipt Requested, to the parties hereto at their respective addresses set forth below:

SUBLESSOR: Aventis Pharmaceuticals Inc. 399 Interpace Parkway Parsippany, New Jersey 07054	SUBLESSEE: Merix Bioscience, Inc. 4233 Technology Drive Durham, North Carolina 27704

Attn: General Counsel	Attn: Chief Executive Officer

With a copy to:

Robert P. Cull, Manager, N.A. Real Estate Aventis Pharmaceuticals Inc. P.O. Box 6800 Route 202-206 Bridgewater, New Jersey 08807

17. Binding Effect. The covenants, conditions and agreements contained herein shall be binding upon and inure to the benefit of Sublessor and Sublessee and their respective heirs, executors, administrators, successors and permitted assigns.

18. Governing Law. This Agreement of Sublease is entered into in the State of North Carolina, and its validity and interpretation shall be construed in accordance with the laws of that State.

19. Sublessee Insurance.

(a) Fire Insurance. At all times during the term hereof, Sublessee shall maintain in effect policies of property damage insurance covering (i) all leasehold improvements, including any alterations, additions or improvements as may be made by Sublessee and in which Sublessee may have an insurable interest, and (ii) fixtures and other personal property from time to time in, on or upon the Premises in an amount not less than one hundred percent (100%) of their actual replacement cost (“Replacement Cost”) from time to time during the term of this Sublease, providing protection against any peril included within the classification of fire and extended coverage, together with insurance against sprinkler damage, vandalism and malicious mischief.

(b) Liability Insurance. Sublessee at all times beginning on the Commencement Date and during the term hereof and at its sole cost and expense shall procure and continue in force commercial general liability insurance to protect Sublessor and Lessor in connection with the construction of improvements by Sublessee on the Premises or use, operation or condition of the Premises. Such insurance at all times shall be in an amount of not less than a combined single limit of $2,000,000 insuring against any and all liability of the insured with respect to said Premises or arising out of the use or occupancy thereof. Prior to commencement of the Sublessee upfit, Sublessee shall furnish evidence of workers’ compensation coverage with a statutory limit, employers liability insurance with a limit of $1,000,000 per occurrence and builders’ risk insurance with a limit of $2,000,000.

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(c) General. All insurance required to be carried by Sublessee hereunder shall be issued by responsible insurance companies qualified to do business in the State of North Carolina, reasonably acceptable to Sublessor. Each policy shall name Sublessor and Lessor as additional insured, and copies of all policies or certificates evidencing the existence and amounts of such insurance shall be delivered to Sublessor and Lessor by Sublessee at least ten (10) days prior to the Commencement Date of this Sublease. No such policy shall be cancelable except after ten (10) days prior written notice to Sublessor and Lessor. Sublessee shall furnish Sublessor and Lessor with renewals or binders of any such policy at least ten (10) days prior to the expiration thereof. Sublessee agrees that if Sublessee does not take out and maintain such insurance, Sublessor and Lessor may (but shall not be required to) procure said insurance on Sublessee’s behalf and charge the Sublessee the premiums, payable upon demand. Sublessee shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Sublessee, provided such blanket policies expressly afford coverage to the Premises and the Sublessee upfit and to Sublessee as required by this Sublease.

(d) Adjustment; Not less often than every two and one-half (2-1/2) years during the term of this Sublease, Sublessee and Sublessor and Lessor shall agree in writing on the full Replacement Cost of the Sublessee upfit and leasehold improvements pursuant to Section 19(a) above. If in the opinion of Sublessor the amount or type of fire insurance and/or public liability and property damage insurance at that time is not adequate or not provided for herein, Sublessee shall either acquire or increase the insurance coverage as required by Sublessor and mutually agreed by Sublessee.

[The remainder of this page intentionally has been left blank.]

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IN WITNESS WHEREOF, Sublessor and Sublessee have each caused this Agreement of Sublease to be executed by its duly authorized partner of officer and the appropriate corporate seals have been hereunto affixed all as of the day and year first written.

ATTEST:

By:		[Corporate Seal]	MERIX BIOSCIENCE, INC. (Seal)

Its:	Secretary		By:

			Its:	Executive Vice President

ATTEST:			AVENTIS PHARMACEUTICAL PRODUCTS INC. (F/K/A RHONE-POULENC RORER PHARMACEUTICALS INC.)

By:		[Corporate Seal]	By:

Its:	Assistant Secretary		Its:	Vice President

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Exhibit A

LEASE

THE GMH INDEPENDENCE LIMITED PARTNERSHIP,

a North Carolina Limited Partnership

(Landlord)

EX VIVO THERAPIES, a Delaware Joint Venture

Pursuant to Joint Venture Agreement Dated as of June 3, 1993

By and Among Rhone-Poulenc Rorer Inc., a Pennsylvania Corporation,

Rorer Merger Corp., a Delaware Corporation

Applied Immune Sciences, Inc., a Delaware Corporation

and Applied Immune Sciences Venturer, Inc.,

a Delaware Corporation

(Tenant)

Dated as of June 14, 1995

i.

TABLE OF CONTENTS

(continued)

ii

TABLE OF CONTENTS

(continued)

iii

EXHIBIT A	SHELL PLANS

EXHIBIT B	DESCRIPTION OF THE PROPERTY

EXHIBIT C	INDEPENDENCE PARK

EXHIBIT D	COMMENCEMENT AGREEMENT

EXHIBIT E	SUBORDINATION AND NONDISTURBANCE AGREEMENT

EXHIBIT F	TENANT UPFIT EXCLUSIONS

EXHIBIT G	TITLE COMMITMENT

iv.

NORTH CAROLINA

DURHAM COUNTY

LEASE

THIS LEASE (“Lease”), made as of this the 14 day of June, 1995, by and between THE GMH INDEPENDENCE LIMITED PARTNERSHIP, a North Carolina limited partnership (“Landlord”), and EX VIVO THERAPIES, a Delaware joint venture pursuant to Joint Venture Agreement dated as of June 3, 1993, by and among RHONE-POULENC RORER INC., a Pennsylvania corporation (“Rorer”), RORER MERGER CORP., a Delaware corporation, APPLIED IMMUNE SCIENCES, INC., a Delaware Corporation, and APPLIED IMMUNE SCIENCES VENTURER, INC., a Delaware corporation (“Tenant”).

WITNESSETH:

Upon the terms and conditions hereinafter set forth, the Landlord leases to Tenant and Tenant leases from Landlord certain property and improvements to be constructed thereon in accordance with this Lease, which shall hereinafter be referred to as “the Premises”, all as follows:

1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises, including that certain building consisting of approximately 20,000 rentable square feet, to be constructed with materials shown and in accordance with the plans shown on Exhibit A hereto attached (the “Shell Building”), and made a part hereof, which is to be constructed on a tract of land more particularly described on Exhibit B attached hereto (the “Property”) located in Durham, North Carolina. The Premises consists of the Property, the Shell Building and all parking areas, driveways, sidewalks and other facilities to be located on the Property. The Premises is located in a 230-acre mixed-use office park in Durham, North Carolina, known as Independence Park and more particularly shown on Exhibit C attached hereto (“Independence Park”).

2. CONSTRUCTION OF IMPROVEMENTS.

(a) Definitions. The following terms as used herein shall have the following meanings:

(i) “Commencement Date” shall mean the earlier of (a) the date upon which the “Improvements” are “Substantially Completed”, and on which the Landlord shall deliver possession of the Premises to Tenant or (b) the date the Tenant takes beneficial occupancy of the Premises for its permitted uses.

(ii) “Improvements” shall mean the Shell Building of approximately 20,000 rentable square feet (including all paving, outside lighting, landscaping, utility services and other work contemplated herein) constructed substantially in accordance with the plans (hereinafter referred to as “Plans”), attached hereto as Exhibit A and made

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a part hereof. It is understood and agreed that the Plans are for the Shell Building only and do not include tenant upfit, including but not limited to the tenant upfit as designated on the specifications by Douglas White, ALA of WHL Architects, outline dated December 22, 1994 (the “Tenant Upfit”). Accordingly, except as otherwise set forth in Section 57, “Improvements” means the Shell Building and all other work set forth in the Plans only and does not include Tenant Upfit. Unless otherwise agreed pursuant to Section 2(j), Tenant shall be responsible for the Tenant Upfit at Tenant’s sole cost and expense, subject to the terms set forth in Section 2(j).

(iii) The Premises shall be “Substantially Completed” (or “Substantial Completion”) when the construction of the Improvements has been substantially completed by Landlord in accordance with the Plans and the requirements of paragraph 2(f) have been met. The date of commencement or completion of Tenant Upfit shall not affect the determination that the Premises are Substantially Completed.

(b) Building Permit. Landlord shall file and diligently prosecute the issuance of a building permit and shall commence construction of the Improvements within thirty (30) days from receipt of a building permit. In the event a building permit for the Improvements is not issued within sixty (60) days from the Effective Date (as defined in Section 54), subject to any delay which may be caused by Tenant, its agents or contractors (in which case such period for the issuance of the building permit shall be extended by the time attributable to any such delays), Tenant may, by giving Landlord written notice after the sixtieth (60th) day from the Effective Date and on or before seventy-five (75) days from the Effective Date, terminate this Lease, effective on the date of such notice. In the event Tenant fails to timely give such notice, this Lease will remain in full force and effect. In the event this Lease is terminated pursuant to this subsection (b), Landlord and Tenant shall be released from all obligations and liability hereunder.

(c) Substantial Completion. The Improvements shall be Substantially Completed by not later than one hundred eighty (180) days after the Effective Date (as defined in Section 54), subject to (i) the building permit being issued no later than forty-five (45) days from the Effective Date, provided that in case of later issuance the period for Substantial Completion of the Improvements shall be extended by fifteen (15) days, (ii) timely approval of all plans by Tenant, (iii) prompt and diligent decisions by Tenant regarding change orders and other matters relating to the Improvements, (iv) no delay caused by Tenant, its agents or contractors, or by Tenant’s performance of Tenant Upfit, and (v) no delay due to circumstances beyond Landlord’s control. Such period for Substantial Completion to be extended by the extra time necessary to obtain such approvals and decisions and by the time attributable to any such delays (the “Final Date”). Notwithstanding the preceding sentence, the Final Date shall be not later than January 20, 1996, as extended by any Tenant-caused delays as specified in clauses (ii), (iii) and (iv) of the preceding sentence. In the event the Improvements are not Substantially Completed by the Final Date, then Tenant may, by giving Landlord written notice at least fifteen (15) days thereafter, terminate this Lease effective on the Final Date. In the event Tenant fails to timely give such notice, this Lease will remain in full force and effect. In the event the Lease is terminated pursuant to the foregoing, Landlord and Tenant shall be released from all obligations and liability hereunder.

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(d) Inspection. A representative of Tenant shall be entitled to inspect the construction of the Improvements as it progresses at all reasonable times and Landlord shall permit a representative of Tenant access to the construction site during the construction period, at Tenant’s own cost and risk.

(e) Completion of Improvements. Landlord shall notify Tenant in writing at least thirty (30) days prior to the date that the Improvements will be Substantially Completed (the “Substantial Completion Notice”). The Substantial Completion Notice shall state the date on which the Improvements will be Substantially Completed. Upon Substantial Completion of the Improvements, Landlord shall furnish Tenant copies of all permits or approvals which are required for the Improvements to comply with all applicable requirements of governmental authorities having jurisdiction (specifically excluding any such approvals or permits which are contingent upon or relate to Tenant Upfit) and a copy of the Commencement Agreement (“Commencement Agreement”) as properly executed and notarized by the Landlord in the form attached hereto as Exhibit D and made a part hereof establishing the actual Commencement Date. Provided the Premises are then Substantially Completed, Tenant agrees to properly execute, notarize and record (if requested) said Commencement Agreement. Tenant shall have the right to inspect the Premises prior to the date of Substantial Completion and prepare in cooperation with Landlord a “Punch List” setting forth any work which is not in accordance with the Plans or which has not been completed to Tenant’s satisfaction, and Landlord, within thirty (30) days after receipt of the Punch List, shall complete and/or correct all items described therein to the reasonable satisfaction of Tenant; provided, however, Punch List items shall not be deemed to delay the date of Substantial Completion.

(f) Utility Service. Prior to Substantial Completion of the Improvements, Landlord shall have (i) obtained all easements and all permits, approvals and consents of all governmental and quasi-governmental authorities and utility companies with regard to the Improvements (specifically excluding any such easements, permits, approvals or consents which are contingent upon or relate to Tenant Upfit) and (ii) constructed and installed conduits, wiring, lines, pipes, mains, sanitary sewer systems as necessary to furnish adequate public water, public sanitary sewer, light, heat and electricity service to the Improvements and the Premises in accordance with the applicable laws, governmental codes, ordinances, regulations and orders, and in accordance with the Plans (specifically excluding any such construction or installation which is contingent upon or relates to Tenant Upfit).

(g) Equipment and Access. Costs and installation of Tenant’s equipment and personal property relating to Tenant’s use and occupancy of the Building shall be at Tenant’s sole cost and expense. Tenant and Tenant’s agents shall have access to the construction site prior to Substantial Completion for the purpose of installing Tenant Upfit and equipment only upon Landlord’s prior written approval. If Landlord permits such access, Tenant shall give Landlord prior written notice of Tenant’s schedule, which shall be subject to Landlord’s approval, and (ii) Tenant shall not delay or interfere with Landlord’s construction of the

3.

Improvements, and any delay or interference shall extend the date by which the Premises are to be Substantially Completed. Tenant’s agents shall provide Landlord with evidence of worker’s compensation, liability insurance and builder’s risk insurance and shall do all such work at their own risk. Both Landlord and Tenant shall cooperate in the scheduling of their work so as to timely complete the Improvements.

(h) Approval of Plans and Subsequent Modifications. Tenant and Landlord shall mutually agree in writing on the final plans and specifications for the Improvements prior to commencement of construction, which shall be consistent with the Plans, constitute the natural and detailed evolution thereof and include all items reasonably inferable therefrom but shall not include Tenant Upfit unless otherwise agreed pursuant to Section 2(j) (the “Final Plans”). After said agreement, Tenant and Landlord may mutually agree in writing to change orders in the Landlord’s work in the nature of additions, deletions or modifications. Such change orders shall be (i) signed by a designated agent of Landlord and Tenant, and (ii) deemed to be an amendment to this Lease. In the event of any change order of an increased cost, such costs and expenses shall either (i) be paid for by Tenant at the time the change is completed or (ii) increase the rent due under this Lease, in which case Landlord and Tenant shall execute an amendment to this Lease. In the event of any change order which affects the date by which the Improvements are to be Substantially Completed, such change order shall set forth the adjustment to said date.

(i) Survey. Exhibit B, Description of the Property, consists of a boundary survey and shall be submitted to the City of Durham for approval of a site plan. Upon such approval, Landlord shall cause a boundary survey of the Property to be done by a registered land surveyor or a registered engineer which shall reflect the Property as described in Exhibit B, subject to adjustment based on requirements by the City of Durham. The expense of such survey work shall be borne by Landlord and the survey shall be used to draft a description of the Property to be substituted for Exhibit B and shall be attached to the Commencement Agreement.

(j) Tenant Upfit. The Plans do not include the Tenant Upfit and costs for the Tenant Upfit are not factored into the rent set forth in Section 5 of this Lease. Landlord and Tenant shall in good faith attempt to mutually agree that the Tenant Upfit shall be provided by Landlord (subject to the conditions precedent set forth in Section 52 of this Lease) and the adjustment to the rent set forth in Section 5 and any other modifications to the Lease as a result thereof within thirty (30) days from the Effective Date (as defined in Section 54). If and at such time as Landlord and Tenant agree to the Tenant Upfit and the adjustment to the rent, Landlord and Tenant shall execute an amendment to this Lease or a restated Lease reflecting the Tenant Upfit to be constructed by Landlord, the change in the annual rent and any other modifications to the terms of this Lease as may be necessary, including, but not limited to, modifications to the terms of Section 7(c), Section 11, Section 12, Section 13 and Section 14. If Landlord and Tenant do not mutually agree that the Landlord will provide the Tenant Upfit or the adjustment to rent as a result thereof or the necessary modifications to this Lease, then Tenant shall, subject to the terms of this Lease, perform or cause to be performed the Tenant Upfit. In such event:

4.

(i) All contractors and major subcontractors performing the Tenant Upfit, are subject to the approval of Landlord prior to commencement of Tenant Upfit. In implementation of the preceding sentence, Tenant may submit to Landlord a list of general and major subcontractors from which list Tenant proposes to select its general contractor and major subcontractors for the Tenant Upfit. Landlord, in writing, shall approve or disapprove of each of the names set forth therein within ten (10) business days following submission by Tenant, and in the case of any disapproval, Landlord shall state the reason therefor. Tenant thereafter may utilize any or all the names on such list as are not disapproved by Landlord;

(ii) The Tenant Upfit shall be deemed an alteration and improvement under Section 9 of this Lease and shall be subject to the terms of Section 9, provided that no consent of the Landlord shall be required so long as the Tenant Upfit, the plans therefor, or any subsequent modifications or changes thereto, (A) do not violate the permitted uses of the Premises, (B) comply with all applicable building codes and zoning laws and (C) do not impact the structure of the Shell Building. Tenant warrants and covenants that the Tenant Upfit installed by Tenant will not violate the permitted uses of the Premises, shall comply with all applicable building codes and zoning laws, and, except as may be expressly consented to by Landlord, will not impact the structure of the Shell Building;

(iii) Prior to the commencement of the Tenant Upfit, Tenant shall provide Landlord with evidence of workers’ compensation and builders’ risk insurance satisfactory to Landlord;

(iv) Tenant shall furnish Landlord with all permits required prior to commencement of Tenant Upfit and all certificates and approvals with respect to the Tenant Upfit that may be required by any governmental authority and deliver to Landlord properly executed general contractor’s affidavits stating that all laborers and materialmen have been paid in full and final waivers of liens or lien releases from all general contractors and subcontractors who have performed Tenant Upfit or furnished materials to the Premises as a result of the Tenant Upfit;

(v) Neither Substantial Completion, the Commencement Date, the term of this Lease, Tenant’s obligation to pay rent, nor any other obligations of Tenant under this Lease shall be affected, reduced, modified, delayed or abated by (a) the failure to commence or complete the Tenant Upfit, (b) the delay of completion of the Tenant Upfit, (c) failure to repair or replace the Tenant Upfit during the term of this Lease, (d) damage or destruction to the Tenant Upfit during the term of this Lease except as otherwise provided in Section 11, or (e) failure of Tenant to occupy the Premises at any time during the term of this Lease; and

(vi) In the event that Tenant for any reason fails to construct the Tenant Upfit and to commence beneficial use and occupancy of the Premises for the use contemplated hereby within one (1) year from the Effective Date, which Tenant may fail

5.

to do without the same constituting a default hereunder, Tenant agrees to sublease the Premises to such financially responsible sublessee as Landlord may (but not be obligated to) designate on such sublease terms, including term, rent, and other terms and conditions as Landlord may approve, provided that with respect to such sublease and for the term thereof (A) Tenant under the Lease shall continue to be obligated for the payment of (1) rent as provided in Sections 5(a)-5(c), inclusive, (2) additional rent on account of taxes as provided in Sections 5(g) and 10, (3) additional rent on account of insurance as provided in Section 5(g) with respect to the insurance specified in Sections 13 and 14, (4) additional rent on account of maintenance charges as provided in Section 16, and (5) any and all sums payable as provided in Section 5(d) except as set forth in clause (A), (B) Tenant shall be relieved and released of Tenant’s other obligations under the Lease, (C) Landlord shall perform or cause the sublessee to perform any and all obligations of Tenant as sublessor under the sublease, and indemnify Tenant in respect of such sublessor obligations, and (D) all rent, additional rent and other sums payable by the sublessee shall be paid directly to Landlord (and Landlord shall be entitled to retain the same for its own account and without any interest of Tenant therein); provided that Tenant shall be credited against its obligations under clause (A) immediately preceding in an amount equal to all sums received by Landlord on account of payments made by the sublessee under the sublease as are identical in type to the payments made by Tenant under said clause (A) (excluding any credit for payments of rent by the sublessee to the extent that such payments represent amortization of tenant improvements costs incurred by Landlord in connection with such sublease).

(vii) As Built Plans. Within sixty (60) days following the Commencement Date, the Landlord shall deliver as built plans of the Improvements to the Tenant and Tenant shall deliver as built plans of the Tenant Upfit to Landlord (the “As Built Plans”). The As Built Plans shall be at the sole cost and expense of Landlord and Tenant, respectively.

3. TERM. The term of this Lease shall be for ten (10) years (or until sooner terminated as herein provided) beginning on the Commencement Date, except that if the Commencement Date is other than the first day of a calendar month, the term shall be ten (10) years from the first day of the first calendar month following the Commencement Date.

4. LEASE YEAR. The term “Lease Year” as used herein shall mean a period of twelve (12) consecutive full calendar months. The first Lease Year shall begin on the Commencement Date if the Commencement Date shall occur on the first day of a calendar month; if not, then the first Lease Year shall commence upon the first day of the calendar month next following the Commencement Date. Each succeeding Lease Year shall commence upon the anniversary date of the first day of the first Lease Year.

5. RENT.

(a) Tenant shall pay to Landlord, throughout the term of this Lease, rent as specified in subparagraph (b) hereinbelow and adjusted as specified in subparagraph (c) below, payable in advance in monthly installments on the first day of each month, in lawful money of the United States, without demand, deduction or offset whatsoever, to Landlord at the address specified herein for the giving of notices, or to such other firm or to such other place as Landlord may from time to time designate in writing.

6.

(b) The annual rent payable during the first Lease Year shall be One Hundred Twenty-Seven Thousand Two Hundred and No/100 Dollars ($127,200.00). Rent shall be payable in equal monthly installments of $10,600.00.

(c) The annual rent shall be adjusted for each Lease Year during the term of the Lease as follows: The rent for each Lease Year shall be increased over the rent for the immediately preceding Lease Year commencing on the first anniversary date of the Commencement Date and continuing at each anniversary date thereafter by three and one-half percent (3.5%) compounded annually.

(d) Notwithstanding any other right or remedy conferred upon Landlord pursuant to this Lease, at law, in equity or otherwise, if Tenant fails to pay, when due and payable, charges of any kind or character provided for in this Lease, such unpaid amount shall bear interest at the maximum lawful rate from the date due to the date of payment; but, if there is no maximum interest rate, then at the rate of ten percent (10%) per annum. In addition to such interest, if Tenant shall fail to pay any monthly installment of rent by the tenth (10th) day after such installment is due, a late charge equal to the greater of One Hundred Dollars ($100.00) or five percent (5%) of the monthly installment of rent (the “Late Charge”) shall be assessed, provided that in no event may the Late Charge and/or interest provided herein exceed the maximum permitted by law. Notwithstanding the foregoing, Tenant shall not be obligated to pay the Late Charge unless and until Tenant has twice in the immediately preceding twelve (12) months failed to pay any monthly installment of rent by the tenth (10th) day after such installment was due.

(e) If the Commencement Date shall fall on a day other than the first day of a calendar month, then Tenant shall pay, upon the Commencement Date, rent for the period from the Commencement Date through the first day of the first Lease Year, such rent to be calculated on a per diem basis based on the annual rent for the first Lease Year.

(f) All charges, costs and expenses which Tenant assumes or agrees to pay under any provision of this Lease shall constitute additional rent. If Tenant shall fail to pay any such additional rent or any other sum due hereunder when the same shall become due, Landlord shall have all rights, powers and remedies with respect thereto as are provided herein or by law or in equity in the case of nonpayment of rent which is then due and payable. Tenant shall perform all of its obligations under this Lease at its sole cost and expense, and shall pay all rent, additional rent and other sums due hereunder when due and payable, without notice or demand. In addition to any other remedy available to Landlord, if Tenant fails to make any payment that it is required to make (other than the payment of rent) or defaults in the performance of any of its other obligations under this Lease (including, but not limited to, repairs and maintenance), Landlord, at its option, may (but shall not be obligated to) make the payment, or cause the obligation of Tenant to be performed for and on behalf of Tenant, expending such sums as may

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be reasonably necessary to perform or satisfy the obligation of Tenant. All additional rent past due and all sums so expended by Landlord, together with interest at the interest rate set forth above, shall be deemed additional rent, and shall be repaid by Tenant to Landlord on demand.

(g) This Lease is a net lease and it is the intention of the parties that, except as otherwise provided or limited by the specific provisions of this Lease, Tenant shall be responsible for all costs and expenses of the taxes, insurance, maintenance, repair, replacement and operation of the Premises and Improvements incurred or relating to the period of time during the term of this Lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate nor shall Tenant be entitled to any abatement, reduction, setoff, counterclaim, defense or deduction with respect to any rent or any other sum payable hereunder, nor shall the obligations of Tenant hereunder be affected by reason of any damage to or destruction of the Improvements or by any taking of the Premises or any part thereof by condemnation, except as specifically provided in this Lease.

6. USE. Tenant may use and occupy the Premises for the operation of a cell and gene therapy center and other direct related uses, but for no other purpose without Landlord’s prior written consent, which consent shall not be unreasonably withheld. In no event shall Tenant make any use of the Premises which is illegal, nor may Tenant make any use of the Premises not permitted by any restrictive covenants, which apply to the Premises, or which constitute a nuisance, or which results in the cancellation or increase in the rate of any fire insurance policy on the Premises. Tenant’s failure or inability due to any governmental action as a consequence of Tenant’s operations in the Premises or for any other reason (except as otherwise expressly provided in this Lease) to use or occupy the Premises shall not affect, reduce, modify, delay or abate Tenant’s obligations under this Lease.

7. MAINTENANCE AND REPAIRS.

(a) The Landlord will, prior to the Commencement Date, construct the Improvements in accordance with the Plans and the Final Plans. Tenant’s acceptance of the Commencement Date or commencement of Tenant Upfit shall evidence Tenant’s acceptance of the Improvements as being in good repair and condition unless Tenant conditionally accepts in writing setting forth any deficiencies as provided for in paragraph 2(e).

(b) Except as provided hereinafter, during the term of this Lease, the Tenant, at its sole cost and expense, shall take good care of the Premises and the fixtures and appurtenances therein and thereon and shall perform all maintenance and make all repairs and replacements to the Premises and Improvements, whether structural or non-structural, foreseen or unforeseen, ordinary or extraordinary, necessary to keep the same in good order and condition, unless due to the Landlord’s willful act or negligence, excepting: (i) Landlord’s obligations hereafter set forth in subsection (c) below; and (ii) loss or damage resulting from fire, casualty or condemnation. Tenant’s obligations include, without limitation, maintenance, replacement and repair to (i) the Improvements; (ii) broken or damaged glass; (iii) damage by vandals; (iv) exterior walls and roof; and (v) the exterior improvements to the Premises such as gutters, downspouts, water and sewer lines leading into the Premises, shrubbery, landscaping,

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parking lot and exterior lighting. In addition, Tenant shall perform all maintenance and make all repairs and replacements to the Tenant Upfit if failure to do so would adversely affect the condition of the Premises or Improvements. Tenant shall use materials at least as good quality as the materials used originally for the Improvements and unless approved by Landlord, in the case of all exterior elements of the Shell Building, shall use materials which are of a kind similar to those originally installed.

(c) Landlord agrees to make any and all repairs and replacements to the Premises (i) relating to Landlord’s work in the design (except to the extent the design is provided by Tenant) and construction of the Improvements during the first Lease Year or (ii) at any time during the term of this Lease if due to defects in the design (except to the extent the design is provided by Tenant) and construction of the Improvements by Landlord; provided, however, in either event Landlord shall not be responsible for (i) damage or defect caused by Tenant’s or Tenant’s agents, servants, employees, contractors or invitees (collectively, “Tenant’s Agents”), (ii) keeping the Premises and Improvements in a clean condition, (iii) damage or defect caused by abuse by Tenant or Tenant’s Agents, (iv) routine maintenance, (v) damage or defect caused by improper or insufficient maintenance, improper operation or normal wear and tear under normal usage, (vi) any Tenant Upfit, its effect on the Premises or Tenant’s or Tenant’s Agents’ utilization thereof, (vii) damage or defect caused by Tenant’s failure to give prompt notice upon actual discovery by Tenant of any obligation of Landlord to repair, (viii) damage or defect caused by work done by Tenant or Tenant’s Agents, or (ix) damage or defect caused by Tenant’s failure to comply with Section 7(b). Tenant shall give Landlord prompt notice of any of Landlord’s obligations hereunder.

(d) Tenant agrees to return the Premises to the Landlord at the expiration of this Lease in as good a condition and repair as when first received, normal wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. It is understood and agreed that at the expiration or earlier termination of this Lease, so long as Tenant is not in default under this Lease, Tenant shall have the right to remove from the Premises those portions of (i) the Tenant Upfit and (ii) alterations subsequently installed by Tenant pursuant to Section 9 which in each instance constitute Tenant’s property pursuant to Section 57, provided that Tenant shall repair any and all damage to the Premises occasioned thereby. In the event Tenant shall remove any equipment or apparatus, Tenant agrees to disconnect and remove the same in such a manner as to not render any portion of the Shell Building as unusable, and any rebuilding of walls, ceiling, floor, patching and repairing shall be done in a good and workmanlike manner so as to render the finished product to match as closely as possible to the then existing remaining Tenant Upfit. In the event Tenant fails to remove the Tenant Upfit upon the expiration or earlier termination of this Lease, Landlord may either (i) deem the Tenant Upfit abandoned, in which case all right, title and interest in the Tenant Upfit shall remain with Landlord (provided that, to the extent that any portion thereof shall be deemed hazardous in nature, Tenant upon request by Landlord shall remove and dispose of the same at Tenant’s sole cost), or (ii) remove and store the same, all at Tenant’s expense, and Tenant agrees to reimburse Landlord for all costs of removing and storing such Tenant Upfit, together with interest thereon at the interest rate set forth in Section 5(d). Landlord also shall be privileged to sell in any commercially reasonable manner any and all Tenant Upfit so removed and all proceeds of such sale shall be first applied to payment of all of Landlord’s expenses in connection with the removal, storage and sale of the Tenant Upfit and interest thereon, and any balance remaining shall be paid to Tenant.

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(e) All maintenance and repairs made by Tenant shall be made in accordance with all applicable laws, ordinances and regulations, and all requirements of Landlord’s and Tenant’s insurance policies and any contracts or person selected by Tenant to make the same, and all subcontractors must first be approved in writing by Landlord, or, at Landlord’s option, the maintenance and repair shall be made by Landlord for Tenant’s account and Tenant shall reimburse Landlord for the cost thereof upon demand. In any event, all repairs shall be equal in quality and workmanship to the original work.

(f) If Tenant, after Landlord shall have given to Tenant a ten (10) day notice, except in case of an emergency and in such case no notice shall be required, refuses and neglects to make the repairs required by Tenant under this Lease or if Landlord is required to make any repairs by reason of Tenant’s acts or omissions, Landlord shall have the right, but shall not be obligated, to make such repairs on behalf of and for the account of Tenant, and in such event such work shall be paid for by Tenant as additional rent promptly upon the receipt of a bill therefor.

(g) Excepting only Landlord’s obligations under paragraph (c) above, or as set forth elsewhere in this Lease, it is intended that this be an absolutely net lease, with Tenant to be responsible for all costs and expenses required to keep the entire Premises in good order and condition throughout the term hereof.

(h) After Landlord has complied with its obligations pursuant to paragraph 2(e) hereof, Landlord shall not be required to furnish any services or utilities to the Premises during the term of this Lease, and Tenant hereby assumes full and sole responsibility for the supply of and payment for such services and utilities.

(i) Tenant agrees to keep the Premises clean, and free of litter, and to maintain the landscaping in a neat condition and to remove all garbage and refuse. Tenant agrees to keep all accumulated garbage, litter and rubbish in covered containers to facilitate removal from the Premises and to have the same placed in a dumpster, which is to be provided and paid for by Tenant.

8. TENANT’S ACCEPTANCE OF PREMISES. By acceptance of the Commencement Date or upon commencement of the Tenant Upfit upon Substantial Completion, whichever is earlier, Tenant accepts the Improvements as being in the condition in which Landlord is obligated to deliver them and otherwise in good order, condition and repair.

9. ALTERATIONS AND IMPROVEMENTS. Tenant may, at its own expense, from time to time during the Lease term after completion of Tenant Upfit, make nonstructural alterations, additions and decorations in and to the interior of the Improvements and install equipment therein, all as it may find necessary or convenient for its purposes, provided that the value of

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the Premises is not thereby diminished, and further provided, however, that no such alterations, additions, decorations or installations may be made without first obtaining the written approval and consent of Landlord, which consent shall not be unreasonably withheld, except that no consent of Landlord shall be required so long as such alterations and the like (A) do not violate the permitted uses of the Premises, (B) comply with all applicable building codes and zoning laws, and (C) do not impact the structure of the Improvements. There shall be no exterior alterations which modify or change the type or color of exterior materials of the Improvements, and any structural alterations shall require the consent of Landlord. Tenant warrants and covenants that all alterations, additions, decorations and installations will not violate the permitted uses of the Premises, will comply with all applicable building codes and zoning laws, and, except where the consent of the Landlord is obtained, will not impact the structure of the Improvements. The Tenant shall, at all times during the Lease term, present to Landlord plans and specifications for such work at the time approval is sought. Tenant shall not commence any such work without first delivering to Landlord a policy or policies of commercial general liability insurance naming Landlord as an additional insured. Any and all such alterations, additions and improvements in, on or to the Premises made by Tenant after construction of Tenant Upfit, except for Tenant’s movable furniture and equipment, shall immediately become Landlord’s property and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant, to the extent provided in Section 57 hereof. Upon the expiration or sooner termination of the term of this Lease, Tenant shall, upon demand by Landlord, at Tenant’s sole cost and expense, remove any and all alterations, additions or improvements made by Tenant and designated by Landlord at the time Landlord gives it consent to be removed or which constitute Tenant’s property pursuant to Section 57, and Tenant shall, at its sole cost and expense, repair and restore the Premises and Improvements to their condition as of the Commencement Date of this Lease.

10. TAXES.

(a) Personal Property Taxes. Tenant shall be liable for and shall pay before delinquency all personal property ad valorem taxes and assessments and all license, privilege or other occupation taxes which are levied, assessed or charged against it on account of the operation of its business or on account of the personal property belonging to the Tenant.

(b) Real Property Taxes.

(i) Tenant shall pay, as additional rent hereunder, “Real Property Taxes” (as hereinafter defined) applicable to the Premises for each Lease Year during the term hereof. Tenant’s obligation to pay Real Property Taxes shall include all increases therein, including increases caused by re-appraisals from time to time. Such payment shall be made to Landlord within ten (10) days after demand therefor, which demand shall be accompanied by delivery to Tenant of a statement of such taxes for such tax fiscal year. All sums due shall be deemed to be additional rent. Any such Real Property Taxes for the year of the term in which this Lease commences or terminates shall be prorated and adjusted between Landlord and Tenant as of such date the Lease commences or date the Lease terminates, respectively. Real Property Taxes payable over time at the

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election of the taxpayer shall be amortized over the longest period available from the governmental authority without incurring interest or penalty or losing discounts. If termination shall occur during the period for which Landlord has not yet received current tax assessment statements showing the actual amount of taxes due hereunder, such taxes shall be based on the preceding year’s Real Property Taxes, subject to Landlord’s adjustment.

(ii) The term “Real Property Taxes” shall include all taxes, assessments and other governmental charges levied, assessed or imposed upon or with respect to the Improvements and Premises and any personal property used in connection therewith; provided, however, Real Property Taxes shall not include Landlord’s income, franchise, gift or death taxes. Any tax or excise on rents or any other tax, however described, levied against the Landlord on account of the rent hereunder, and any and all reasonable costs, including legal fees, incurred in contesting such taxes or seeking a reduction in such taxes shall be deemed included in the term “Real Property Taxes”. All assessments, taxes, fees, levies and charges imposed by governmental agencies for services such as fire protection, street, sidewalk and road maintenance, refuse removal and other public services also shall be deemed included within the definition of Real Property Taxes for purposes of this Lease. All assessments, levies, fees and dues required by or payable under restrictive covenants encumbering the Premises and applicable property owners’ associations shall also be deemed included within the definition of Real Property Taxes for purposes of this Lease.

11. DAMAGE BY FIRE, ETC.

(a) If the Improvements or the Premises are rendered partially or wholly untenantable by fire or other casualty, and (i) if such damage cannot, in Landlord’s reasonable estimation, be Materially Restored (as defined in subsection (c) below) within one hundred fifty (150) days of such damage, (ii) the Improvements or Premises are damaged or destroyed at any time during the last two (2) years of the term of this Lease, or (iii) the cost to repair or replace the Improvements exceeds sixty-six and two-thirds percent (66-2/3%) of the Insured Value (as defined in Section 14(a)), then Landlord may, at its sole option, terminate this Lease as of the date of such fire or casualty. Landlord shall exercise its option provided herein by written notice to Tenant within thirty (30) business days of such fire or other casualty.

(b) If the Improvements or the Premises are rendered partially or wholly untenantable by fire or other casualty and if such damage cannot, in Landlord’s reasonable estimation, be Materially Restored within one hundred fifty (150) days of such damage, then Landlord shall so notify Tenant in writing within fifteen (15) business days of such fire or other casualty. In such event, Tenant may, at its sole option, terminate this Lease as of the date of such fire or casualty. Tenant shall exercise its option provided herein by written notice to Landlord within fifteen (15) business days of such fire or casualty.

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(c) The Improvements or Premises shall be deemed “Materially Restored” if they are in substantially the same condition as prior to the fire or other casualty and prior to the construction and installation of the Tenant Upfit.

(d) If this Lease is not terminated pursuant to subparagraphs (a) or (b) above, then Landlord shall proceed with all due diligence to repair and restore the Improvements, at Landlord’s cost, provided that a condition of Landlord’s obligation shall be that (i) Tenant shall not be in default under the Lease and no event or condition shall exist, which in and of itself, with notice and/or the lapse of time, would constitute a default under the Lease, (ii) Tenant shall have delivered to Landlord a written reaffirmation by Tenant that the Lease is in full force and effect and a written affirmation by Rhone that its guaranty of this Lease remains in full force and effect, and (iii) the financial condition of Tenant and Rhone shall not have been materially and adversely changed so that the expectation of the continued payment of rent and performance of the Tenant’s obligations under this Lease shall have been impaired.

(e) If this Lease shall be terminated pursuant to subparagraph (a) hereof, the term of this Lease shall end on the date of damage as if that date had been originally fixed in this Lease for the expiration of the term hereof.

(f) Tenant agrees that during any period of restoration or repair of the Premises, Tenant shall continue the operation of Tenant’s business within the Premises to the extent practicable. During the period from the date of the damage until the date that the untenantable portion of the Premises is Materially Restored, the rent and additional rent shall be reduced to the extent of the proportion of the Premises which is unusable for Tenant’s permitted uses, provided that it is understood and agreed that notwithstanding destruction or damage to the Tenant Upfit, Tenant shall not be entitled to any abatement of rent or other sums due under this Lease, nor shall its obligations under this Lease be terminated, by reason of such damage to or destruction of the Tenant Upfit.

(g) In no event shall Landlord be required to rebuild, repair or replace the Tenant Upfit or any part of the partitions, fixtures, additions and other improvements which may have been placed in or about the Premises by Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Improvements or Premises or Tenant Upfit shall be for the sole benefit of the party carrying such insurance and under its sole control except that Landlord’s insurance may be subject to control by the holder or holders or any indebtedness secured by a mortgage or deed of trust covering any interest of Landlord in the Premises or the Improvements and Tenant’s insurance shall also be subject to the control of any lender to Tenant.

(h) In the event Landlord undertakes repair and restoration of the Improvements pursuant to the foregoing but the same are not Materially Restored within one hundred fifty (150) days following the date of the casualty, Tenant may terminate this Lease within fifteen (15) days thereafter by written notice to Landlord.

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12. CONDEMNATION.

(a) If a substantial part of the Premises shall be taken by the exercise of the power of eminent domain (or sold to the holder of such power pursuant to a threatened taking) and such taking or sale would prevent or materially interfere with Tenant’s then existing permitted use of the Premises, this Lease shall terminate upon such taking or when such sale is completed. Tenant shall not be entitled to any part of the condemnation award or purchase price and Tenant expressly waives any rights thereto; provided, however, nothing contained herein shall be construed to preclude the Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceeding for Tenant Upfit, loss of business, or depreciation to, damage to, or costs of removal of or for the value of Tenant’s trade fixtures, furniture, other personal property belonging to Tenant or Tenant’s leasehold interest.

(b) If part of the Premises shall be taken by the exercise of the power of eminent domain (or sold to the holder of such power pursuant to a threatened taking), and this Lease is not terminated as provided in paragraph (a), this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to the extent that the Premises are unusable for Tenant’s permitted uses, and Landlord shall undertake to restore the Premises as near to the condition thereof immediately prior to construction of Tenant Upfit as is reasonably feasible under all circumstances. In no event shall rent be reduced or abated for the “taking” of all or any portion of Tenant Upfit.

(c) Notwithstanding anything to the contrary contained in this Section, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the term of this Lease, this Lease shall be and remain unaffected by such taking or appropriation, and during the period of such temporary taking, the rent payable hereunder shall be reduced to such extent that the Premises are unusable for Tenant’s permitted uses, Landlord shall be entitled to receive the entire award for occupancy of the Premises and for the cost of restoration of the Premises. Notwithstanding anything herein to the contrary, in the event any such temporary appropriation or taking (i) is declared by the condemning authority to be expected to continue or (ii) in fact continues for more than one hundred fifty (150) consecutive days, then Landlord and Tenant shall each have the right to terminate this Lease upon thirty (30) days notice to the other party whereupon the Lease shall end on the one hundred fiftieth (150th) day, as if such date were the date originally fixed in this Lease for the expiration of the term. In such event, Tenant shall not be entitled to any part of the condemnation award except as provided above, and Tenant expressly waives any rights thereto; provided, however, nothing contained herein shall be construed to preclude the Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceeding for the Tenant Upfit, loss of business or depreciation to, damage to or costs of removal of, or for the value of the Tenant Upfit, Tenant’s trade fixture, furniture, and other personal property belonging to Tenant or Tenant’s leasehold interest.

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13. TENANT INSURANCE.

(a) FIRE INSURANCE. At all times during the term hereof, Tenant shall maintain in effect policies of property damage insurance covering (i) all Tenant Upfit and all leasehold improvements, including any alterations, additions or improvements as may be made by Tenant and in which Tenant may have an insurable interest, and (ii) fixtures and other personal property from time to time in, on or upon the Premises in an amount not less than one hundred percent (100%) of their actual replacement cost (“Replacement Cost”) from time to time during the term of this Lease, providing protection against any peril included within the classification of fire and extended coverage, together with insurance against sprinkler damage, vandalism and malicious mischief. The proceeds of such insurance shall be used for the repair or replacement of the property so insured, unless this Lease is terminated pursuant to Section 11, in which case the proceeds shall be payable to Tenant.

(b) Liability Insurance. Tenant at all times beginning on the Commencement Date and during the term hereof and at its sole cost and expense shall procure and continue in force commercial general liability insurance to protect Landlord in connection with the construction of improvements by Tenant on the Premises or use, operation or condition of the Premises. Such insurance at all times shall be in an amount of not less than a combined single limit of $2,000,000 insuring against any and all liability of the insured with respect to said Premises or arising out of the use or occupancy thereof. Prior to commencement of the Tenant Upfit, Tenant shall furnish evidence of workers’ compensation and builders’ risk insurance in an amount and in a form satisfactory to Landlord.

(c) General. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies qualified to do business in the State of North Carolina, reasonably acceptable to Landlord. Each policy shall name Landlord and, at Landlord’s request, any mortgagee of Landlord as an additional insured, as their respective interests may appear, and copies of all policies or certificates evidencing the existence and amounts of such insurance shall be delivered to Landlord by Tenant at least ten (10) days prior to the Commencement Date of this Lease. No such policy shall be cancelable except after ten (10) days prior written notice to Landlord. Tenant shall furnish Landlord with renewals or binders of any such policy at least ten (10) days prior to the expiration thereof. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant’s behalf and charge the Tenant the premiums, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant, provided such blanket policies expressly afford coverage to the Premises and the Tenant Upfit and to Tenant as required by this Lease.

(d) Adjustment. Not less often than every two and one-half (2-1/2) years during the term of this Lease, Tenant and Landlord shall agree in writing on the full Replacement Cost of the Tenant Upfit and leasehold improvements pursuant to Section 13(a) above. If in the opinion of Landlord the amount or type of fire insurance and/or public liability and property damage insurance at that time is not adequate or not provided for herein, Tenant shall either acquire or increase the insurance coverage as required by Landlord and mutually agreed upon by Tenant.

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14. LANDLORD’S INSURANCE.

(a) Fire Insurance. Landlord shall at all times during the term hereof procure and maintain in force and effect a policy or policies of standard form of all-risk fire with extended coverage insurance covering or which covers the Premises and the Improvements (excepting, however, at Landlord’s option property to be insured by Tenant as provided in Section 13 above), in an amount equal to 100% of their actual replacement cost (exclusive of underground utilities, excavations, footings, foundations and all parking areas, roadways, drives and other asphalt or concrete improvements) of the Improvements (the “Insured Value”). At Landlord’s option, Landlord may procure endorsements thereon for flood, earthquake, theft and collapse and may also procure business interruption insurance. In addition, such policies shall cover loss of rental under a rental value policy or endorsement insuring the risk of loss during the first twelve (12) months of any restoration necessitated by the occurrence of any of the hazards insured or covered by the fire insurance policy described in this section in an amount as may be determined by Landlord or Landlord’s mortgagee. Landlord shall be the named insured (and, at Landlord’s option, any other persons, firms or corporations designated by Landlord shall be the additionally named insured) under each such policy of Landlord’s said insurance. Anything herein contained to the contrary notwithstanding, Landlord may, at its option, bring its insurance requirements under this section within the coverage of any so-called blanket policy or policies of fire with extended coverage insurance in amounts not less than are required hereunder, and covering the Premises and any other property or properties wheresoever situated in which Landlord may have an insurable interest. If available, such policy shall carry an endorsement stating that casualties at other locations will not limit the insurance available at the Premises. Landlord shall be entitled, at its option, to include in such policies a deductible provision in Landlord’s discretion up to $5,000. If Tenant vacates the Premises or any portion thereof during the term of this Lease, and if Landlord’s cost for property damage insurance is increased as a consequence, Tenant shall reimburse Landlord upon demand for the full amount of such additional cost. Tenant shall pay for all insurance premiums pursuant to this Section 14(a) within ten (10) days after demand therefor and shall pay for any deductible charged to Landlord at the earlier of when due by the insurance company or at the time of the casualty, which demand shall be accompanied by delivery to Tenant of a statement of the insurance premiums or deductible, as the case may be, attributable to the Premises and the Improvements and all such sums due shall be deemed to be additional rent.

(b) Liability Insurance. Landlord shall at all times beginning on the Commencement Date and during the term hereof and at its sole cost and expense procure and continue in force commercial general liability insurance covering the Premises. Such insurance at all times shall be in an amount of not less than a combined single limit of $2,000,000 insuring against any and all liability of the insured with respect to said Premises or arising out of the use or occupancy thereof.

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(c) Increased Insurance Risk. Tenant agrees that it will not at any time during the term of this Lease install any equipment or do anything in or about the Premises which will in any way tend to increase the insurance rates upon the Premises. Tenant agrees to pay to the Landlord forthwith upon demand the amount of any increase in premiums for insurance against loss by fire that may be charged during the term of this Lease on the amount of insurance to be carried by Landlord resulting from the foregoing or from Tenant doing any act in or about the Premises which does so increase the insurance rates, whether or not the Landlord shall have consented to such act on the part of Tenant.

(d) Policies. All insurance required to be carried by Landlord hereunder shall be issued by responsible insurance companies qualified to do business in the State of North Carolina reasonably acceptable to Tenant. Tenant shall be named as an additional insured on the liability insurance to be carried by Landlord pursuant to Section 14(b).

(e) Adjustment Value. Not less often than every two and one-half (2  1/2) years during the term of this Lease, Tenant and Landlord shall agree in writing on the Insured Value pursuant to Section 14(a) above. In addition, in the opinion of Tenant the amount or type of fire insurance and/or public liability and property damage insurance at that time is not adequate or not provided for, Landlord shall either acquire or increase the insurance coverage as required by Tenant and mutually agreed by Landlord.

15. INDEMNIFICATION.

(a) Tenant hereby agrees to indemnify and hold Landlord harmless against and from any and all claims of damages or injury arising from Tenant’s use of the Premises or the conduct of its business or from any activity, work or thing done or caused by Tenant or Tenant’s Agents in the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease or arising from any negligent or willful act, or omission of the Tenant or Tenant’s Agents, and from and against all costs, attorney’s fees, expenses and liabilities incurred as a consequence of any such claim or any action or proceeding brought thereon. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant’s expense by counsel reasonably satisfactory to Landlord. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever excepting Landlord’s negligence or misconduct. The provisions of this Section 15 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

(b) Landlord hereby agrees to indemnify and hold Tenant harmless against and from any and all claims of damages or injury arising from Landlord’s work in the Premises and shall further indemnify and hold harmless Tenant against and from any and all claims arising from any breach or default and the performance of any obligation on Landlord’s part to be performed under the terms of this Lease or arising from any negligent or willful act, or omission

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of the Landlord or of its agents, employees contractors and invitees (collectively, “Landlord’s Agents”) and from and against all costs, attorney’s fees, expenses and liabilities incurred as a consequence of any such claim or any action or proceeding brought thereon. In case any action or proceeding is brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, shall defend the same at Landlord’s expense by counsel reasonably satisfactory to Tenant. The provisions of this Section 15(b) shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

16. MAINTENANCE CHARGES.

(a) In any partial Lease Year and in each Lease Year, Tenant shall pay to Landlord monthly and as additional rent, its pro rata share of the Maintenance Charges, as hereinafter defined, for Independence Park. Notwithstanding anything herein to the contrary, Tenant’s pro rata share of the Maintenance Charges for the first Lease Year shall be $450.00 per month. Thereafter, Tenant’s pro rata share of the Maintenance Charges for each subsequent Lease Year shall not exceed a four and one-half percent (4.5%) increase over the previous Lease Year’s Maintenance Charges compounded annually. As used in this Lease, the term “Maintenance Charges” shall include the total cost and expense incurred by Landlord in operating, managing and maintaining the common areas of Independence Park and all improvements thereon, including, but not limited to, actual expenses of (i) maintaining and replacing, if necessary, identification signs; (ii) maintaining and replacing, if necessary, the landscaping of any buffer and median areas; (iii) maintaining and cleaning ponds; (iv) maintaining, repairing and replacing, and costs of electricity for, all poles and light fixtures; (v) curb and gutter maintenance and snow, ice, litter and garbage removal; (vi) policing and security patrol (including the cost of uniforms, equipment and all employment taxes); and (vii) other similar direct costs of the type incurred in the operation of comparable properties. For purposes of this provision, Tenant’s pro rata share shall be calculated by using a fraction with the numerator being the number of square feet of land comprising the Property and the denominator being the number of square feet of developed land within Independence Park, as it may change from time to time. Tenant shall pay to Landlord Tenant’s pro rata share of monthly charges at the time monthly rent is due. Landlord shall notify Tenant in writing prior to each anniversary of the Commencement Date of Tenant’s pro rata share of Maintenance Charges for the next Lease Year. Within ninety (90) days after the end of each fiscal year adopted by Landlord, Landlord shall furnish to Tenant a statement showing in reasonable detail the information relevant or necessary to the exact calculation and determination of Landlord’s actual Maintenance Charges, as herein defined, for the fiscal year in question. If the monthly charges paid by Tenant during such fiscal year, as herein provided, shall be less than Landlord’s said actual gross costs for such fiscal year as shown by such statement, determined in the same proportion referred to in this Section, then Tenant shall pay to Landlord the excess within ten (10) days after receipt of statement. If, however, the monthly charges shall exceed Landlord’s actual gross costs so proportioned, Landlord shall, with the submission of such statement, refund to Tenant the excess or, if Landlord so elects, retain such excess and offset such excess against any charges that would otherwise be shown to be due under this Section 16 during the succeeding month or months.

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(b) Landlord agrees throughout the term of this Lease to maintain all areas of Independence Park owned by Landlord or any affiliate of Landlord in a manner consistent with the maintenance as of the Effective Date of Independence Park.

17. WAIVER OF SUBROGATION. Landlord and Tenant each hereby release the other from any and all liability or responsibility to the other or to anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or other casualty to the extent of any insurance coverage; provided, however, that this release shall be applicable and in force and effect only to the extent that such release will be lawful at that time and in any event, only with respect to loss or damage occurring during such times as the releasor’s policy shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder. Each of Landlord and Tenant agrees that it will require its insurance carriers to include in its policy such a clause or endorsement. Failure to obtain such an endorsement will not release the waiver contained in this Lease.

18. HAZARDOUS SUBSTANCES.

(a) Tenant shall not generate, store, treat, dispose of, install or otherwise use any Hazardous Substances (as hereinafter defined) on, in, or under, or in any way related to the Premises or permit any of Tenant’s Agents to cause any such generation, storage, treatment, disposal, installation or other use with respect thereto, except as may be required in the ordinary course of the operation of its business and which are used in comparable research facilities. Tenant shall comply with all requirements by any federal, state or local governmental agency or political subdivision (the “Regulations’’) with regard to the Hazardous Substances used in its business and shall perform all clean up and other remediation activities with respect to Hazardous Substances generated, stored, treated, disposed, installed or otherwise used by Tenant and Tenant’s Agents. Tenant shall provide to Landlord copies of any annual or other periodic reports delivered by Tenant to any governmental agencies or by any governmental agencies to the Tenant relating to Hazardous Substances. Tenant shall notify Landlord upon notice of receipt of default or failure to comply with any of the Regulations. In addition, if requested by Landlord in the event a lender or potential lender to be secured by the Premises or a potential buyer of the Premises so desires, Tenant shall within ten (10) days of such request (i) make its records available for inspection to determine if Tenant is in compliance with the Regulations, and (ii) certify to Landlord that Tenant is in compliance with the Regulations. Failure to do either of the foregoing or failure of Tenant to comply with the Regulations shall be deemed to be an event of default under this Lease. Landlord and its engineers, technicians, and consultants (collectively, the “Auditors”) may, from time to time as Landlord deems appropriate (but not more frequently than once each consecutive twelve (12) months, except that if Landlord has received a notice from a governmental agency of non-compliance with any Regulations Landlord may conduct the same forthwith), conduct periodic tests and examinations (“Audits”) of the Premises to confirm and monitor Tenant’s compliance with this Section. Such Audits shall be conducted in such manner as to minimize the interference with Tenant’s permitted activities on the Premises; however, in all cases, the Audits shall be of such nature and scope as shall be reasonably required by then existing technology to confirm Tenant’s compliance with this

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Section. Tenant shall fully cooperate with the Auditors in the conduct of such Audits. The cost of such Audits shall be paid by Landlord unless such shall disclose a failure of Tenant to comply with this Section, in which case the reasonable cost of such Audit shall be paid for by Tenant within thirty (30) days of receipt by Tenant of invoices for such audit. Tenant shall fully defend, indemnify and hold Landlord harmless for any liability, damage, cost or expense that Landlord might suffer from Tenant’s failure to fully comply with the provisions of this section and shall fully indemnify and hold Landlord harmless from any liability, damage, cost or expense that Landlord might suffer from Tenant’s use or the presence of Hazardous Substances relating to its business. The indemnity incorporated in this section shall be in addition to any other obligations and liabilities Tenant may have to Landlord at law or equity and shall survive the expiration or other termination of this Lease. “Hazardous Substances” means and includes any of the substances, materials, elements or compounds that are contained in the list of hazardous substances adopted by the United States Congress or the EPA or any substances, materials, elements or compounds affected by any other federal or state or local statute, law, ordinance, code, rule, regulation, order or decree now or at any time hereafter in effect, regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic, dangerous, restrictive or otherwise regulated waste, substance or material. Without limiting the generality of the foregoing, the indemnification provided in this Section 18(a) shall specifically include costs incurred as a result of any claims, judgments, damages, penalties, fines, costs, liabilities (including sums paid and settlements of claims) or loss, including attorney’s fees, consultant fees and expert fees, as well as costs incurred in connection with any investigation of site conditions or any cleanup or removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of the presence or suspected presence of Hazardous Substances on or under the Premises.

(b) Landlord shall fully defend, indemnify and hold Tenant harmless for any liability, damage, cost or expense that Tenant might suffer from as a result of any Hazardous Substances on, in or under or in any way related to the Premises (i) which is caused by Landlord or Landlord’s Agents or (ii) which existed in, on, or under the Premises prior to Tenant’s commencement of Tenant Upfit or (iii) which are introduced into the groundwater underlying the Premises by other than Tenant or Tenant’s Agents and originate in and migrate from other property owned by Landlord. Without limiting the generality of the foregoing, the indemnification provided in this Section 18(b) shall specifically include costs incurred as a result of any claims, judgments, damages, penalties, fines, costs, liabilities (including sums paid in settlements) or loss, including attorney’s fees, consultant fees and expert fees, as well as costs incurred in connection with any investigation of site conditions or any cleanup or removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence or suspected presence of Hazardous Substances on or under the Premises.

19. ASSIGNMENT AND SUBLETTING.

(a) Tenant shall not voluntarily, involuntarily, or by operation of law assign, transfer, mortgage or otherwise encumber (herein collectively referred to as an “assignment”) this Lease or any interest of Tenant herein, in whole or in part, nor sublet the whole or any part

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of the Premises, nor permit the Premises or any part thereof to be used or occupied by others, without first obtaining in each and every instance the prior written consent of Landlord, which shall not be unreasonably withheld; provided that the financial status of the proposed assignee or subtenant is equal to or better than Tenant and that the proposed use complies with any restrictions encumbering the Premises and the general use of Independence Park.

(b) Any assignment or subletting by Tenant shall not result in Tenant or any guarantor being released or discharged from any liability under this Lease. As a condition to Landlord’s prior written consent as required hereunder, the subtenant(s) or assignee(s) shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Tenant shall deliver to Landlord promptly after execution an executed copy of each sublease or assignment and an agreement of said compliance by each subtenant or assignee. If an event of default, as hereinafter defined, should occur while the Premises or any part thereof are then sublet or assigned. Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from the assignee or subtenant all rents and other sums becoming due to Tenant under the assignment or sublease and apply the rent against any sums due to Landlord by Tenant hereunder, and Tenant hereby authorizes and directs any such assignee or subtenant to make payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any assignee or subtenant will be construed to constitute a novation or a release of Tenant or any guarantor from the further performance of its obligation hereunder. Receipt by Landlord of rent from any assignee, subtenant or occupant of the Premises will not be deemed a waiver of the covenants in this Lease contained or a release of Tenant or any guarantor under the Lease. Landlord is authorized and empowered, on behalf of Tenant, to endorse the name of Tenant upon any check, draft or other instrument payable to Tenant with respect to the Premises and evidencing payment of rent, or any part thereof, and to receive and apply the proceeds therefrom in accordance with the terms hereof.

(c) Landlord’s consent to any sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant’s obligations hereunder or be deemed to be a consent to any subsequent occurrence. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this Lease which does not comply with the provisions of this Section 18 shall be void.

(d) If Tenant or any guarantor of this Lease is or becomes a corporation, any dissolution, merger, consolidation or other reorganization of such corporation or any pledge of or any sale or other transfer of a controlling percentage of the corporate stock of Tenant (whether in a single transaction or cumulatively) shall constitute an assignment of this Lease for all purposes of this Section and require written consent of the Landlord; provided, however, the transfer of stock among then existing shareholders shall not be deemed an assignment. In the event Landlord shall consent to any merger, consolidation or other reorganization the same shall be subject to all the covenants, provisions and conditions contained in this Lease, all of which shall be assumed by any such assignee and/or successor by a written statement executed by Tenant and its assignee or successor, satisfactory to Landlord, and such assignment shall not relieve Tenant of or from any of its obligations hereunder.

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(e) Notwithstanding the foregoing, Tenant may assign this Lease to a successor to the assets and business of Tenant by virtue of a dissolution of Tenant or reorganization, merger or consolidation of, with or into Tenant, and Landlord shall consent thereto provided that a condition of Landlord’s consent shall be that (i) such successor assume in writing the obligations of Tenant under the Lease, and (ii) Rhone reaffirm in writing its obligations under its guaranty with respect to such successor’s assumption of Tenant’s obligations under this Lease.

No such assignment, without the consent of Landlord, as described in this subsection shall be effective unless Landlord receives notice of such assignment and the assignee assumes and agrees to perform and observe all of the covenants and agreements of Tenant under this Lease, either by agreement in writing or by operation of law; each such assignee shall be liable for the performance and observance of all of the covenants and agreements of Tenant under this Lease; and Tenant and any guarantor of this Lease shall remain liable for the performance of the covenants and agreements of Tenant. This subsection shall not be construed to waive or relieve the obligations of any of Tenant’s successors, assigns or subsequent parties in interest in this Lease from obtaining Landlord’s written consent to any future assignment.

20. SIGNS, AWNINGS AND CANOPIES. Tenant will not place or suffer to be placed or maintained on any exterior door, wall or window or on the grounds of the Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises without first obtaining Landlord’s written approval and consent. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times. Tenant shall not erect any fences on or about the Premises.

21. TRADE FIXTURES. All trade fixtures installed by Tenant in the Premises shall remain the property of Tenant and be removable at any time, provided Tenant is not in default of any covenant of this Lease at the time of removal and Tenant shall promptly, and at its own expense, repair any damage to the Premises in removing any such trade fixtures.

22. SURRENDER OF PREMISES. Tenant shall, upon termination of the term hereof, or any earlier termination of this Lease for any cause, surrender all keys of the Premises to Landlord at the place then fixed for the payment of rent, inform Landlord of all combinations on locks, safes, and vaults, if any, in the Premises, and surrender to Landlord the Premises, including the Improvements, in accordance with Sections 7(c), 7(d), 9, and 57 of this Lease. Upon surrender of the Premises, Tenant shall provide evidence to Landlord that the Premises are free of any Hazardous Substances, as defined in Section 18 of this Lease and for which Tenant is obligated under Section 18(a) to indemnify Landlord, and that Tenant has fully complied with all Regulations, as defined in Section 18(a) of this Lease.

23. LANDLORD’S LIEN. As further security for the full and complete performance by Tenant of all the terms and conditions by it to be performed hereunder, and in addition to but not in substitution of any statutory lien for rent in Landlord’s favor, Tenant does hereby

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grant and convey unto Landlord, and Landlord shall have during the full term hereof, a continuing security interest in and lien (subordinate to purchase money liens) upon any and all furniture, fixtures, equipment and other personal property installed or stored in, attached to or used in the Premises by or at the expense of Tenant. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this paragraph at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees that this Lease shall constitute a security agreement and further agrees to execute such financing statements and other instrument necessary or desirable in Landlord’s discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

24. ESTOPPEL CERTIFICATE. Within fifteen (15) days after written request therefor by Landlord, or in the event that upon any sale, assignment or hypothecation shall be required from Tenant, Tenant agrees to deliver in recordable form, a certificate to any proposed mortgagee or purchaser, or to Landlord, certifying (if such be the case) that this Lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed by Tenant.

25. SUBORDINATION AND ATTORNMENT.

(a) This Lease is and shall be subject and subordinate to the lien of any mortgages in any amount or amounts of all or any part of the land or buildings comprising the Premises and to all ground or underlying leases which exist or may hereafter be executed affecting such land and buildings, or either thereof, of which the Premises are a part, or on or against Landlord’s interest or estate therein, or any part of or interest in any of the foregoing (and in all cases including all extensions, renewals, amendments and supplements to any ground or underlying lease or mortgage) without the necessity of the execution and deliver of any further instruments on the part of Tenant to effectuate such subordination. Tenant covenants and agrees to execute and deliver upon demand, and in any event within fifteen (15) days following Landlord’s written request therefor, such further instruments evidencing such subordination of this Lease to any such ground or underlying lease and to the lien of any such mortgage as may be requested by the Landlord. Notwithstanding anything hereinabove contained, in the event the holder of any such mortgage or the Landlord under any such ground or underlying lease shall at any time elect to have this Lease constitute a prior or superior lien to its mortgage or lease, then and in such event upon any such mortgage holder or landlord notifying Tenant to that effect, this Lease shall be deemed prior and superior lien to such mortgage or lease, as the case may be, irrespective of whether this Lease is dated prior to or subsequent to the date of such mortgage or lease.

(b) If Landlord enters into one or more concurrent or successive mortgages or ground or underlying leases and Tenant is advised in writing of the name and address of the mortgagee or landlord under such mortgage or ground or underlying lease, as the case may be, then the Lease shall not be terminated or canceled on account of any default by the Landlord in

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the performance of any of the terms, covenants or conditions hereof on its part contained, until Tenant shall have given written notice of such default to such mortgagee or landlord, specifying the default, and such mortgagee or landlord shall have the right for thirty (30) days from the date of its receipt of such notice (and such reasonable additional time as is required to effect the cure with due diligence) to correct such default.

(c) Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by the Landlord covering the Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the landlord under this Lease.

(d) Landlord shall use best efforts to obtain a subordination nondisturbance and attornment agreement from Landlord’s existing lender plus any construction lender secured by Landlord’s interest in the Premises in substantially the form attached here as Exhibit E.

(e) Tenant shall have the right to record in the Durham County Register of Deeds a notice of foreclosure sale.

(f) Notwithstanding the foregoing provisions of this Section 25, in the event of any foreclosure (judicial or nonjudicial) or deed in lieu of foreclosure, the quiet possession, use and enjoyment of Tenant shall not be disturbed so long as Tenant duly performs its obligations under this Lease.

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27. BANKRUPTCY—INSOLVENCY. In the event all or substantially all of Tenant’s assets are placed in the hands of a receiver or trustee, or should Tenant file a voluntary petition in bankruptcy, make an assignment for the benefit of creditors or be finally adjudicated a bankrupt, or should Tenant petition or institute any proceedings under the Federal Bankruptcy Code or under any other state or federal act or law relating to the subject of bankruptcy wherein Tenant seeks to be adjudicated a bankrupt, or to be discharged of its debts, or to effect a plan of liquidation, readjustment, composition, arrangement, or reorganization or should any involuntary proceeding equivalent or similar to any of the foregoing be filed against Tenant under any such bankruptcy laws, or should any trustee or receiver seek to assume this Lease under the Federal Bankruptcy Code or under some similar bankruptcy or insolvency statute, then this Lease or any interest in and to the Premises shall not become an asset in any of such proceedings, unless the receiver or trustee timely cures all outstanding defaults and gives adequate assurances of future performance, including, without limitation, assurances with respect to the source of future rent. In any such event herein described in which such cures are not made or such adequate assurances are not given, Landlord may, in addition to any and all rights or remedies of Landlord hereunder or at law, declare the term hereof ended and reenter the Premises and take possession thereof and remove all persons and contents therefrom and neither Tenant nor any guarantor of this Lease, nor any such receiver, trustee, committee of creditors or other legal entity created by such bankruptcy laws shall have further claim under this Lease or any further interest in the Premises. The provisions of this Article shall also apply to any guarantor of this Lease to the same extent as if the word “Tenant” were replaced by the name of such guarantor throughout this section. Nothing in this paragraph shall conflict with the Federal Bankruptcy Code.

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28. DEFAULT.

(a) The following events shall be deemed to be events of default by Tenant under this Lease:

(i) Tenant shall fail to pay when or before due any rent or other sum of money becoming due to be paid to Landlord hereunder, and such failure shall continue for a period of five (5) days after written notice from Land- lord that such payment was due; provided, however, Landlord shall have no obligation to give notice more than twice each Lease Year and if Landlord has done so, then failure to pay when or before due any rent or other sum of money becoming due shall be an immediate event of default; or

(ii) Tenant shall fail to comply with any term, provision or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to Landlord hereunder and other than (iii) through (vi) below, and shall not cure such failure within ten (10) days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant, or such longer period as may be required by reason of strikes, lock-outs, acts of God, governmental delays, restrictions or prohibitions, or other causes beyond Tenant’s control, to cure such default if the same is incapable of being cured by reason of any of the foregoing within such ten (10) day period and Tenant shall fail to diligently commence and continue to effect the cure within such ten (10) day period and thereafter fails to proceed with continued diligence and good faith to diligently prosecute such cure to completion and take all steps necessary to cure such default as promptly as practicable thereafter. Notwithstanding anything herein to the contrary, such period of time shall not be so extended as to jeopardize the interest of Landlord in the Premises or so as to subject Landlord to any liability, civil or criminal, or violate the terms of any mortgage or deed of trust or underlying lease of the Premises; or

(iii) Tenant shall abandon any substantial portion of the Premises; or

(iv) Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant’s right to possession only; or

(v) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for ten (10) days after written notice thereof to Tenant; or

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(vi) Default by any guarantor of this Lease of the terms of its guaranty, or the bankruptcy or insolvency of any guarantor; or

(b) Upon the occurrence of any event of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever.

(i) Landlord may, at its election, terminate this Lease or terminate Tenant’s right to possession only, without terminating this Lease.

(ii) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant’s right to possession, without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord’s former estate and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such re-entry and expulsion, and without relinquishing Landlord’s right to rent or any other right given to Landlord hereunder or by operation of law.

(iii) Upon termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent and other sums due and payable by Tenant on the date of termination, plus the sum of (A) an amount equal to the then present value of the rent and other sums provided herein to be paid by Tenant for the remainder of the stated term hereof calculated using a discount rate equal to the average discount rate for auctioned 3-month Treasury Bills as of the date of termination of this Lease and (B) the cost of performing any other covenants which would have otherwise been performed by Tenant.

(iv) Upon any termination of Tenant’s right to possession only without termination of the Lease, Landlord may take possession as described in subsection (ii) without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant’s obligation to pay the rent hereunder for the full stated term. Landlord may relet the Premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for

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a greater or lesser term than that remaining under this Lease, the right to relet the Premises as part of a larger area, and the right to change the character or use made of the Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such cases, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord’s expenses of reletting including, without limitation, any broker’s commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent and other sums reserved in this Lease for the remaining term hereof, together with the costs of any repairs, alterations, additions, redecorating and Landlord’s expenses of reletting and the collection of the rent accruing therefrom (including attorneys, fees and brokers, commissions), Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this subsection from time to time. Landlord reserves the right to bring any action or legal proceeding for the recovery of any deficits remaining unpaid as Landlord may deem advisable, from time to time, without being obliged to wait until the end of the term hereof or of any renewals or extensions thereof for the final determination of Tenant’s account.

(v) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or by law, to which Tenant is or may be entitled, may be handled, removed and stored by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord’s possession or under Landlord’s control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord’s option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

(c) Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of the Premises shall be valid unless in writing signed by Landlord. Landlord’s acceptance of the payment of rent or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default unless

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Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord’s right to enforce any such remedies with respect to such default or any subsequent default.

29. MORTGAGEE AND GROUND LESSOR APPROVALS. The approval or consent of Landlord shall not be deemed to have been unreasonably withheld for the purposes of any provisions of this Lease requiring such consent if any mortgagee (which shall include the holder of a deed of trust) of the Premises or the ground lessor of the same shall refuse or withhold its approval or consent thereto. Any requirement of Landlord pursuant to this Lease which is imposed pursuant to the direction of any such mortgagee or ground lessor shall be deemed to have been reasonably imposed by Landlord if made in good faith. Landlord shall use reasonable and diligent efforts to obtain such approvals or consents from any such mortgagee or ground lessor.

30. REMEDIES CUMULATIVE—NON-WAIVER. No remedy herein or otherwise conferred upon or reserved to Landlord or Tenant shall be considered exclusive of any other remedy, but the same shall be distinct, separate and cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute; and every power and remedy given by this Lease to Landlord or Tenant may be exercised from time to time as often as occasion may arise, or as may be deemed expedient. No delay or omission of Landlord or Tenant to exercise any right or power arising from any default on the part of the other shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence thereto.

31. LANDLORD’S ENTRY. During the term of this Lease, the Landlord shall have the right to enter upon the Premises (i) during normal business hours with twenty-four (24) hours oral notice to the manager of the Premises for the purpose of inspection, maintenance, repair and alteration and to show the same to prospective tenants or purchasers and (ii) at any time and without notice in the case of an emergency. Notwithstanding anything herein to the contrary, Tenant may, upon written notice to Landlord, designate certain areas of the Premises which contain Hazardous Substances or confidential information (the “Restricted Areas”). Landlord shall not enter the Restricted Areas unless required to do so to perform its obligations under this Lease, and in such event shall arrange with Tenant in advance a mutually agreed schedule for the appropriate time and means of entry, and Tenant shall permit Landlord access to the Restricted Areas in accordance with such schedule. If and to the extent that the foregoing prohibits or delays Landlord from performing Landlord’s obligations under this Lease, then Landlord shall be excused from such obligation.

32. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term of the Lease without any written agreement of the parties, Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes any one of (i) renewal of the Lease for one year, or (ii) creation of a month-to-month tenancy, upon the terms and conditions set forth in this Lease, or (iii) creation of a tenancy at will, in any case upon the terms and conditions set forth in this Lease; provided that the monthly rental under

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(ii) or the daily rental under (iii) shall be equal to 1.25 times the rental being paid monthly to Landlord under this Lease immediately prior to termination (prorated on a daily basis in the event a tenancy at will is created). If no notice is served, then a tenancy at will shall be deemed created at the rent described in the preceding sentence. Tenant shall also pay to Landlord all damage sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises. The provisions of this Section shall not constitute a waiver by Landlord of any right of re-entry as set forth in this Lease, nor shall any receipt of rent operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations to be performed by Tenant.

33. TRANSFER OF LANDLORD’S INTEREST. Landlord shall have the right to convey, transfer or assign, by sale or otherwise, all or any part of its interest in the Lease, including the Premises, at any time and from time to time and to any person, subject to the terms and conditions of the Lease. Any conveyance, transfer or assignment shall operate to release Landlord for any future liability upon any of the covenants or conditions herein contained in favor of Tenant, and in such event, Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease, excepting and excluding causes of action arising prior to such conveyance, transfer or assignment, including without limitation, causes of action under Sections 15(b) and 18(b). Tenant agrees to attorn to the purchaser or assignee in any such conveyance, transfer or assignment.

34. QUIET ENJOYMENT. Upon payment by the Tenant of the rent herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant’s part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, (i) to the terms and conditions of this Lease, and (ii) to those matters of public record as of the Effective Date. In the event Landlord elects to record a declaration of use restrictions or restrictive covenants upon all or any portion of Independence Park and in which the Premises is included (the “Covenants”), then Tenant agrees that it shall comply with all the terms, conditions and agreements of the Covenants and is subordinate thereto, provided that such Covenants do not increase Tenant’s costs or liabilities under the Lease or impair or abridge Tenant’s permitted uses of the Premises.

35. MECHANICS’ LIENS. Tenant covenants and agrees to do all things necessary to prevent the filing of any mechanics’ or other liens against the Premises or any part thereof by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant, or anyone holding the Premises or any part thereof, through or under Tenant. If any such lien shall at any time be filed against Tenant’s interest in the Premises, Tenant shall either cause the same to be discharged of record by payment or posting of a bond within twenty (20) days after the date of filing of the same. If Tenant shall fail to discharge such lien within such period then, in addition to any other right or remedy of Landlord resulting from Tenant’s said default, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by giving security or in such other manner as is, or may be, prescribed by law. Nothing contained herein shall imply any consent or agreement on the part of Landlord to subject Landlord’s estate to liability under any mechanics’ or other lien law.

29.

36. NATURE AND EXTENT OF AGREEMENT. This instrument contains the complete agreement of the parties regarding the terms and conditions of the lease of the Premises, and there are no oral or written conditions, terms, understandings or other agreements pertaining thereto which have not been incorporated herein. This instrument creates only the relationship of Landlord and Tenant between the parties hereto as to the Premises; and nothing herein shall in any way be construed to impose upon either party hereto any obligations or restrictions not herein expressly set forth. The laws of the State of North Carolina shall govern the validity, interpretation, performance and enforcement of this Lease.

37. FORCE MAJEURE. In the event that Landlord shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strike, lockouts, inability to procure materials, failure of power, restrictive governmental laws, regulations, judicial and administrative orders or decrees, riots, insurrection, war, acts of God, inclement weather, or other reason of like or unlike nature or cause beyond Landlord’s control, then performance of such act shall be excused for the period of the delay and the period for performance of any such act shall be extended for a period equivalent to the period of such delay. Landlord shall advise Tenant of any delay by reason of force majeure.

38. LIMITATION OF LIABILITY. Anything contained in the Lease to the contrary notwithstanding, Tenant agrees that it shall look solely to the estate and property of the Landlord in the Premises for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord for any default or breach by Landlord of any of Landlord’s obligations under this Lease; subject, however, to the prior rights of any holder of any mortgage covering the Premises, or of Landlord’s interest therein. No other assets of the Landlord or the partners comprising Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant’s claim. It is specifically understood and agreed that there shall be no personal liability of Landlord or the partners comprising Landlord in respect to any of the covenants, provisions or conditions of this Lease or otherwise. This provision shall not be deemed, construed or interpreted to be or constitute an agreement, express or implied, between Landlord and Tenant that the Landlord’s interest hereunder and in the Premises shall be subject to impressment of an equitable lien or otherwise. Nothing herein contained shall be construed to limit any right of injunction against the Landlord, where appropriate. In the event Tenant obtains a final and nonappealable judgment in respect to any claim or matter which is subject to the foregoing limitation on Landlord’s liability and the amount of such judgment exceeds Landlord’s equity in the Premises, then Tenant, to the extent of such excess amount, may offset such amount from rent then or thereafter payable, even to the extent of extending the term of this Lease for such additional period or periods as may be necessary for the purpose of obtaining full recompense; provided, however, Landlord, at Landlord’s election, may pay any such judgment.

30.

39. NOTICES. All notices provided for in this Lease shall be in writing and shall be deemed to be given when received or three days after sent by prepaid registered or certified mail to the parties as follows:

To Landlord:	The GMH Independence Limited Partnership 4117 N. Roxboro Road Durham, North Carolina 27704 Attn: Mr. William R. Newsome

To Tenant:	Ex-Vivo Therapies 5301 Patrick Henry Drive Santa Clara, CA 950554 Attn: President

With a copy to:	Applied Immune Sciences Venturer, Inc. 5301 Patrick Henry Drive Santa Clara, CA 950554 Attn: Dr. Thomas Okarma, Chairman

Either party may, from time to time, by notice as herein provided, designate a different address to which notices to it shall be sent.

40. ATTORNEYS’ FEES. In case suit shall be brought for recovery of possession of the Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all reasonable expenses incurred therefor, including a reasonable attorney’s fee. Any obligation of either party under this Lease to pay attorney’s fees shall be for reasonable attorney’s fees.

41. CONSENT. Landlord and Tenant each agree that with respect to all provisions requiring consent or approval with respect to specific actions, such consents or approvals will not be unreasonably withheld.

42. PARTIAL INVALIDITY. If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

43. No OPTION. The submission of this Lease for examination does not constitute a reservation of or option for the Premises and this Lease becomes effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

31.

44. RECORDING. Landlord and Tenant shall join in the execution of a memorandum or so-called “short form” of this Lease for the purposes of recordation. Said memorandum or short form of this Lease shall describe the parties, the Premises and the term of this Lease and shall incorporate this Lease by reference, and shall set forth the substance of Section 57 hereof.

45. NUMBER AND GENDER. The use herein of a singular term shall include the plural and use of the masculine, feminine or neuter genders shall include all others.

46. TIME OF ESSENCE. Time is of the essence of this Lease.

47. BINDING EFFECT; SURVIVAL. Except as otherwise provided herein, this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

48. BROKER’S COMMISSION. Landlord and Tenant each warrant that there are no claims for broker’s commissions or finder’s fees for the execution of this Lease and agree to indemnify and save the other party harmless from any liability that may arise from such claim, including reasonable attorney’s fees.

49. FINANCIAL REPORTS. Within one hundred eighty (180) days after the end of each calendar year in the term of this Lease, Tenant shall deliver to Landlord a copy of the most recent 10Ks and l0Qs of Tenant and Rhone required to be filed with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934.

50. UTILITIES AND SERVICES. Tenant shall pay when due for all water, fuel, gas, oil, heat, electricity, power, materials and other services which may be furnished to it or used by it in or about the Premises. In the event Tenant fails to make such payments when due, Landlord may, but shall not be obligated to, make such payments and the same shall be due from Tenant as additional rent upon notice from Landlord.

51. GUARANTY. As additional consideration to induce Landlord to enter into this Lease and without which Landlord would not have entered into this Lease, Rhone unconditionally guarantees this Lease by guaranty of even date herewith.

52. CONDITIONS PRECEDENT. The obligations of Landlord and Tenant under this Lease are subject to (i) Landlord obtaining financing for the construction of the Improvements on terms and conditions acceptable to Landlord, (ii) landlord’s receipt of all applicable approvals for construction of the Improvements, and (iii) Landlord’s receipt of all other land approvals as may be necessary, including, but not limited to, subdivision and site plan. In the event any of said conditions are not met by sixty (60) business days from the Effective Date (as defined in Section 54), then the Landlord and Tenant each have the option to terminate this Lease without liability by written notice to the other within seventy-five (75) business days from the Effective Date of this Lease. In such event, Landlord and Tenant shall be released from all obligations under this Lease without further liability and this Lease shall be null and void.

32.

53. EXECUTION BY TENANT. The individuals executing this Lease on behalf of the Tenant represent and warrant that they have the authority to do so and have received all approvals to which it is subject under the Joint Venture Agreement of Tenant, including, but not limited to, approval by the Management Committee. Tenant shall provide Landlord with reasonable evidence of approval and authority.

54. EFFECTIVE DATE. The “Effective Date” of this Lease shall be the date of the last party to sign and shall be inserted as the date of this Lease on the cover sheet and in the first page of this Lease.

55. RIGHT OF TERMINATION. Tenant shall have the right to terminate this Lease (the “Termination Right”) subject to the following terms and conditions:

(a) Tenant may exercise the Termination Right if, and only if, Tenant and Duke University, or any affiliate of Duke University, have failed to agree on the terms and conditions of their joint project and Tenant so certifies in writing (the “Certification”);

(b) Tenant shall have given written notice to Landlord on or prior to 5:00 p.m. on the forty-fifth (45th) day from the Effective Date of Tenant’s election to exercise the Termination Right (the “Termination Notice”); and

(c) The Termination Notice shall include the Certification and a payment of Fifty Thousand Dollars ($50,000.00) in immediately available funds (the “Termination Payment”). The Termination Payment represents liquidated damages and not a penalty and has been agreed upon by Landlord and Tenant as fair consideration for the Termination Right.

The Termination Right shall be null and void if Tenant fails to timely give the Termination Notice, submit the Certification or make the Termination Payment. Time is of the essence with respect to Tenant’s right to exercise the Termination Right and obligation to submit the Certification and Termination Payment. In the event the Lease is terminated pursuant to Tenant’s Termination Right, then subject to receipt of the Termination Payment by Landlord, Landlord and Tenant shall be released from all obligations under this Lease without further liability and this Lease shall be null and void.

56. CONVEYANCE OF PROPERTY. Prior to the Commencement Date, Landlord shall cause the Property to be conveyed to Landlord.

57. TENANT’S PROPERTY. It is understood and agreed for all purposes under this Lease that each and all of the items of property constituting the Tenant Upfit (and “Tenant Upfit” shall be deemed to include all alterations, additions, improvements and installations made by Tenant pursuant to Section 9) constitute the sole and exclusive property of Tenant irrespective of the manner of attachment to the Improvements, excluding nevertheless those items of the Tenant Upfit set forth in Exhibit F hereto, and all alterations, additions and improvements and replacements thereof (collectively, “Exhibit F Items”) each and all of which shall constitute the property of Landlord. In implementation and not in limitation of the preceding sentence,

33.

Tenant, except for the Exhibit F Items, shall have the right from time to time during the term of this Lease to encumber or hypothecate Tenant’s interest in the Tenant Upfit in connection with any financing obtained by Tenant. Landlord agrees in connection with any such Tenant financing to execute any reasonable document in customary commercial form required by Tenant’s lender and by which it is granted the right to remove any part or all of the Tenant Upfit, excluding the Exhibit F Items (subject to the requirement of repair and restoration of the Improvements and the delivery of adequate financial assurances of such repair and restoration prior to any removal). Landlord reserves any and all rights to any lien on the Tenant Upfit pursuant to Section 23 hereof and Chapter 44A, Article I, of the North Carolina General Statutes to the extent that any Tenant Upfit is not subject to any such financing by Tenant. For all purposes of this Lease, including without limitation Sections 9, 11, 12, 13, and 14 (but nevertheless excluding Sections 2 and 7(c)), following initial construction of the Improvements by Landlord pursuant to Section 2 hereof, “Improvements” thereafter shall be deemed to include, and “Tenant Upfit” shall be deemed to exclude, the Exhibit F Items.

58. LEASEHOLD POLICY. Landlord agrees to cause to be issued and delivered by Investor’s Title Insurance Company to Tenant a policy of title insurance insuring Tenant as the holder of a leasehold estate in the Property subject only to the exceptions set forth in Schedule B, Section II, of the title commitment attached hereto as Exhibit G, the lien of the financing obtained by Landlord which is secured by the Property, and routine utility easements created in Landlord’s development of the Premises. The amount of such insurance shall be the amount of the title insurance obtained by Landlord in connection with such financing, and such policy shall be issued and delivered to Tenant on the earlier of the date the financing is funded or the ninetieth (90th) day following the Effective Date.

IN WITNESS WHEREOF, the parties hereto have executed this Lease by their duly authorized officers and manager under seal as of the day and year first above written.

LANDLORD:

THE GMH INDEPENDENCE LIMITED PARTNERSHIP, a North Carolina Limited Partnership

By:		(SEAL)
Gary M. Hock, sole General Partner

34.

35.

36.

Exhibit A

Shell Building Plans/Specifications

1.	GENERAL

A.	Location First Building

1.	Locate to the west of the access road to the potential 4 building site

2.	Site would in turn develop in an easterly direction for future buildings

3.	Site layout and site specific design will not prevent future expansion of other buildings

4.	Site and Building design shall meet all the requirements of the latest model code used as the Building Code for the City of Durham.

B.	Shell Building

1.	20,000 SF shell (gross)

2.	one story

a.	15 to 16 ft. clear inside

3.	slab on grade

4.	Developer will provide, to City of Durham, an approved site parking plan for the complete shell building.

Ultimate parking layout will also meet requirements of ADA and shall not exceed City of Durham Building Code.

Developer may have opportunity to install fewer parking spaces than the requirements of the City of Durham, and the tenant agrees, however no fewer than 25 stalls, including necessary disabled parking spaces, shall be provided.

5.	All specifications shall meet ADA specifications

Page 1 - Exhibit A

C.	Site Design and Construction

1.	Emergency generator pad/fence (10 x 20)

2.	Equipment yard pad/fence (20 x 30)

3.	Hazardous materials storage structural pad/fence (10 x 10)

4.	Dumpster enclosure pad, fence and gates (10 x 10)

*Above dimensions are approximate and actual dimensions shall be provided by Tenant when known.

5.	In lieu of security fencing, developer will make the developer’s project development security guard available for escort of tenant personnel from building during after-hours entrance or egress.

2.	SITE WORK

A.	Grading

1.	Rough

2.	Finish

B.	Concrete

1.	Sidewalks

2.	Flatwork—Building

3.	Ramps

4.	Exterior Pads

5.	All of the above construction compliant with ADA

C.	Paving

1.	Asphalt: 2” binder, 1” top, 4” A.B.C stone

2.	Striping and Marking

3.	All of the above construction compliant with ADA

D.	Subsurface piping

1.	Water—minimum 4” diameter common line for both domestic water and fire sprinkler. See Item 15.Mechanical, A.Fire Protection, for additional information.

2.	Gas—minimum 2” diameter

3.	Sewer—minimum 6” diameter sewer laterals are necessary to accommodate the discharge cycle from tenant provided glassware washer, autoclave, and water system backflush.

4.	Storm water—minimum 6” diameter + Surface

E.	Landscape materials

1.	Shrubs

2.	Trees

3.	Grass Seeding

4.	All above per minimum City Code

Page 2 - Exhibit A

3.	CONCRETE

A.	Excavation for spread footings and grade beams

B.	Concrete Forms

C.	Concrete

1.	Ground level slab—4” slab on grade, 4,000 lb PSI with 6x6x10 wire with Trowel Finish

4.	MASONRY

A.	Pre-Cast Stone Panel

1.	First 3 ft. of building exterior

5.	METALS

A.	Columns and beams: structural steel joist, column and girder construction

B.	Ship-Ladder to roof

C.	Roof Load

1.	35-40 lb. Total P.S.F load.

a.	Construction Dead Load: The weight of the structural framing, including the beams, girders and roof diaphragm.

b.	Superimposed Dead Load: The weight of items supported by the roof which are considered to be permanent. All cooling towers and condensing units and other heavy equipment shall be located on ground level at the rear of the building where practical. Any other loading of equipment on roof shall be designed to load over the center column line.

c.	Live Load: The weight of items supported by the roof which are not considered to be permanent, such as people or rain water. This load is specified by the local/city applicable building code.

Page 3 - Exhibit A

D.	Exterior Panel Siding

1.	Exterior Face

a.	5/8” insulated aluminum panel color shall be white

b.	.032 smooth bone white aluminum

c.	Approximate Size: 4 ft. width by full height to top of Building

2.	Stabilizing Member

a.	1/8” tempered hardboard front and rear of sandwich

3.	Core Member

a.	3/8” thickness, polystyrene

E.	Exterior Radius Corner Roof-Line Trim

1.	Bull nose Trim

a.	Material: .125 Aluminum 3003-H 14, Alloy -Fabricated to radius specification or equal

b.	Stabilizing Member:

1.	.125 Aluminum Clips & Mechanical Anchors or equal

2.	Joint to be wet sealed

c.	Finish Stray coated: Color to be submitted to Tenant and approved by Landlord

F.	Exterior Non-Load Bearing Framing shall be 20 gauge standard steel studs.

G.	Roof

1.	Roof Decking shall be painted corrugated steel sheet.

2.	Roof screen shall be metal system designed (to screen tenant provided roof mounted equipment) to meet the City of Durham Planning Standards, and, to withstand windload similar to exterior wall framing.

6.	WOOD AND PLASTICS

A.	None

7.	THERMAL AND MOISTURE PROTECTION

A.	Insulation at walls and roof

1.	sidewall shall be 6” Kraft faced fiberglass or equal

B.	Roofing

1.	moisture protection shall be seal dry, single ply, 60 mil welded system

2.	roof flashing shall be seal dry welded transition strips

Page 4 - Exhibit A

7.	B. 3. roof penetration shall be seal dry welded cones and pitch pockets if needed

4.	overflows shall be scuppers at the rear elevation

5.	roof shall be isoboard having a total minimum R value of 30

8.	DOORS AND WINDOWS

A.	Exterior glass—approximate 4’x 6’ butt-glazed tinted glass in aluminum powder coated Kynar painted window wall system on two (2) sides of building. Store front type aluminum frame doors of same materials will be provided.

The design for the glass shall be coordinated with the metal panel system mentioned in 5.D.a, above.

The coordinated system shall be such that the metal panels and glass of panels will be interchangeable, at least during the course of the development of the tenant improvement plan. The capability for glass at various locations on two sides, one long side and one short side, shall be provided.

B.	Exterior doors—all other doors shall be hollow metal with vandal—proof hinges

C.	Roll Up Delivery Door shall be steel glad by overhead door with motorized opener or equal

9.	FINISHES

A.	Internal surface of metal studs shall have 5/8” thick screw applied fire rated FC gypsum board, untaped and unfinished to a height of 10’0”

10.	MISCELLANEOUS SPECIALTIES

A.	Toilet room construction including accessories and signage

1.	Two (2) restrooms (one each for male and female)

2.	To City of Durham Code specifications and ADA standards

B.	Toilet partitions

C.	Exterior signs

D.	Toilet rooms shall be constructed of standard 25 gauge steel stud with 5/8” unfinished gypsum board applied both sides

E.	Building Signage: “ExVT @ Duke” letters only sign on building sidewall only

11.	EQUIPMENT

A.	None

Page 5 - Exhibit A

12.	FURNISHINGS

A.	Blinds shall be 1” metal level with manual controller or equal

B.	Floor mats—exterior (2 total)

13.	SPECIAL CONSTRUCTION

A.	None

14.	CONVEYING SYSTEMS

A.	None

15.	MECHANICAL

A.	Fire protection

1.	minimum 4” diameter combination domestic water/fire sprinkler water supply. Riser and fire department inspector’s test station shall not be located on the exterior of the building

2.	install single line sprinkler system based on an open building concept as per State of North Carolina Code

B.	Toilet room exhaust/300 CFM

C.	Sanitary plumbing main/toilet fixtures at toilet rooms (lavs, urinals, toilets shall be ADA approved American Standard or equal)

D.	Water supply(all water supply shall be supplied through copper and copper or brass fittings

E.	Gas to building(gas piping shall be available to within 3 ft. of the building sidewall)

16.	ELECTRICAL

A.	Power—2000 amp electrical service at 277/480 volts

B.	Exterior lighting at parking

1.	400 watt Hapco-Shoebox on 20’ painted steel poles

Page 6 - Exhibit A

N-18-53-35-W
220.00'
N-60-28-34-E
120.00'
S-65-09-22-W
300.00'
1.713 ac.
S-00-46-00-W
250.00'
S-71-04-35-W
234.43'
46.60'
322
324
326
328
330
332
334
336
338
340
342
344
346
348
350
352
354
356
358

EXHIBIT B

INDEPENDENCE PARK
MASTER PLAN
PACIFIC AVENUE
ROXBORO ROAD - US 15-501
21 ACRES
16.9 ACRES
Excluded from Independence Park
HOCK DEVELOPMENT CORP
NOVEMBER 1994
GRAPHIC SCALE

EXHIBIT C

EXHIBIT D

COMMENCEMENT AGREEMENT

THIS COMMENCEMENT AGREEMENT, made this     day of                     , 1995, by and between THE GMH INDEPENDENCE LIMITED PARTNERSHIP, a North Carolina limited partnership (hereinafter called “Landlord”) and EX VIVO THERAPIES, a Delaware joint venture pursuant to Joint Venture Agreement dated as of June 3, 1993, by and among Rhone-Poulenc Rorer Inc., a Pennsylvania corporation, Rorer Merger Corp., a Delaware corporation, Applied Immune Sciences, Inc., a Delaware Corporation, and Applied Immune Sciences Venturer, Inc., a Delaware corporation (hereinafter called “Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant have entered into a Lease dated as of the      day of                     , 1995; and

WHEREAS, said Lease provided for the execution of a Commencement Agreement establishing the actual date of the commencement of the term of said Lease.

Now, THEREFORE, the parties hereto agree as follows:

The term of the Lease by and between Landlord and Tenant dated     , 1995 actually commenced on                     , 1995. The term of the Lease shall terminate on                     .

LANDLORD:

THE GMH INDEPENDENCE LIMITED PARTNERSHIP, a North Carolina Limited Partnership

By:		(SEAL)
Gary M. Hock, sole General Partner

TENANT: Ex VIVO THERAPIES, a Delaware Joint Venture
By	APPLIED IMMUNE SCIENCES VENTURER, INC., a Delaware corporation, Managing Venturer

By:
Thomas Okarma, Chairman

GUARANTOR: RHONE-POULENC RORER INC.

By:
President

ATTEST:

Secretary

[CORPORATE SEAL]

NORTH CAROLINA

DURHAM COUNTY

I,                                                                  , a Notary Public, do hereby certify that Gary M. Hock, sole General Partner of THE GMH INDEPENDENCE LIMITED PARTNERSHIP, a North Carolina limited partnership, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and notarial seal, this              day of             , 1995.

Notary Public

My commission expires:

STATE OF

COUNTY OF

I,                                                           , a Notary Public, do hereby certify that                                                           personally appeared before me this day and acknowledged that      he is              Secretary of RHONE-POULENC RORER INC., a Pennsylvania corporation, Guarantor, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its              President, sealed with its corporate seal, and attested by              self as its              Secretary.

Witness my hand and notarial seal, this               day of             , 1995.

Notary Public

My commission expires:

EXHIBIT D

COMMENCEMENT AGREEMENT

THIS COMMENCEMENT AGREEMENT, made this              day of                 , 1995, by and between THE GMH INDEPENDENCE LIMITED PARTNERSHIP, a North Carolina limited partnership (hereinafter called “Landlord”) and Ex Vivo THERAPIES, a Delaware joint venture pursuant to Joint Venture Agreement dated as of June 3, 1993, by and among Rhone-Poulenc Rorer Inc., a Pennsylvania corporation, Rorer Merger Corp., a Delaware corporation, Applied Immune Sciences, Inc., a Delaware Corporation, and Applied Immune Sciences Venturer, Inc., a Delaware corporation (hereinafter called “Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant have entered into a Lease dated as of the              day of                 , 1995; and

WHEREAS, said Lease provided for the execution of a Commencement Agreement establishing the actual date of the commencement of the term of said Lease.

Now, THEREFORE, the parties hereto agree as follows:

The term of the Lease by and between Landlord and Tenant dated                 , 1995 actually commenced on                 , 1995. The term of the Lease shall terminate on                 .

LANDLORD:

THE GMH INDEPENDENCE LIMITED PARTNERSHIP, a North Carolina Limited Partnership

By:	(SEAL)
Gary M. Hock, sole General Partner

4.

TENANT: Ex VIVO THERAPIES, a Delaware Joint Venture

By	APPLIED IMMUNE SCIENCES VENTURER, INC., a Delaware corporation, Managing Venturer

By:
Thomas Okarma, Chairman

GUARANTOR: RHONE-POULENC RORER INC.

By:
President

ATTEST:

Secretary

[CORPORATE SEAL]

5.

NORTH CAROLINA

DURHAM COUNTY

I,                                                  , a Notary Public, do hereby certify that Gary M. Hock, sole General Partner of THE GMH INDEPENDENCE LIMITED PARTNERSHIP, a North Carolina limited partnership, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and notarial seal, this              day of                     , 1995.

Notary Public

My commission expires:

6.

7.

STATE OF

COUNTY OF

I,                                              , a Notary Public, do hereby certify that                      personally appeared before me this day and acknowledged that          he is              Secretary of RHONE-POULENC RORER INC., a Pennsylvania corporation, Guarantor, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its              President, sealed with its corporate seal, and attested by              self as its                  Secretary.

Witness my hand and notarial seal, this              day of                 , 1995.

Notary Public

My commission expires:

8.

ATTORNMENT, SUBORDINATION AND NON-DISTURBANCE AGREEMENT

THIS AGREEMENT made this ______ day of ______________, 19__, by and among:

MORTGAGEE: SouthTrust Bank of Alabama, National Association
P. O. Box 2554
Birmingham, Alabama 35290

LESSEE: ____________________
____
____

and

OWNER: ____________________
____
____

WHEREAS:

(1) ____________________ ("Owner") is the owner of the property described in Exhibit A attached hereto and incorporated herein by reference (the "Property");

(2) SouthTrust Bank of Alabama, National Association ("Mortgagee") has made a loan (the "Loan") to Owner, and such Loan is secured by a mortgage on the Property (the "Mortgage");

(3) By Lease dated ____________________, (the "Lease"), the Owner, as Lessor, leased to ____________________ (the "Lessee") a portion of the Property or the improvements located thereon ("Leased Premises") for a term of ______________ (___) years [with __________ (___) options to extend said lease term for additional periods of ______________ (___) years each so that the total or aggregate number of possible lease years under said Lease is a total of ______________ (___) years], at the rental and upon the terms and conditions set forth in said Lease;

(4) Mortgagee desires to assure the Lessee possession of the Leased Premises upon the terms and conditions set forth in the Lease for the entire original term and any optional renewal term therein provided without regard to any default under the terms of the Mortgage between Owner and Mortgagee;

(5) Lessee desires to assure Mortgagee that the Lessee will attorn to the Mortgagee under the circumstances set forth in this Agreement and under the Lease;

(6) Mortgagee desires to assure Lessee that its possession of the Leased Premises and rights under the Lease will not be disturbed so long as Lessee is not in default under the Lease or the terms of this Agreement;

(7) Lessee has agreed to subordinate the Lease and its interest therein to the Mortgage.

NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) in hand paid by each of the parties herein to the other, of other good and valuable consideration, and of the mutual promises contained herein, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the Mortgagee, Lessee and Owner covenant and agree as follows:

EXHIBIT E

1. **SUBORDINATION.** Anything to the contrary in the Lease notwithstanding, the Lease, and all rights of Lessee thereunder, are and shall be subject and subordinate in all respects to the Mortgage, to each and every advance made or hereafter to be made under the Mortgage, and to all renewals, modifications, consolidations, replacements and extensions of the Mortgage. Notwithstanding any provisions of the Lease to the contrary, and for so long as the Mortgage and any modification or extensions thereof shall remain unsatisfied, the Mortgage, the Lease and the rights of the Lessee under the Lease shall be superior to any subsequent financing or other encumbrances with a party other than Mortgagee, its successors or assigns, with respect to the Leased Premises.

2. **RIGHT OF MORTGAGEE TO CURE DEFAULTS.** If any default shall occur under the Lease on the part of the Owner, which would give Lessee the right (or under which Lessee might claim the right) to cancel or terminate the Lease, Lessee shall promptly give notice thereof to Mortgagee, and Mortgagee shall have thirty (30) days from the date of such notice to cure any such default, or if such default is not reasonably capable of being cured in such period of time, Mortgagee shall have the right within such time to commence remedying such default and shall proceed diligently to complete the same. In the event any such default is so cured, the Lease shall not be deemed to be in default, and Lessee's duties thereunder shall continue unabated. Nothing herein shall be deemed to be a duty on the part of Mortgagee to cure any such default, but only a right on its behalf.

3. **LESSEE TO ATTORN TO MORTGAGEE.**

(a) In the event that the Mortgagee shall succeed to the interest of Owner under such Lease, the Lease shall continue with the same force and effect as if the Mortgagee, as Lessor, and the Lessee had entered into a Lease for a term equal to the then unexpired term of the Lease, containing the same terms, conditions and covenants as those contained in the Lease, including, but not limited to, any rights of renewal therein, and the Lessee shall be bound to the Mortgagee under all of the provisions of the Lease for the remaining term thereof with the same force and effect as if the Mortgagee were the Lessor under the Lease, and the Lessee hereby attorns and agrees to attorn to the Mortgagee as its landlord, such attornment to be effective and self-operative without the execution of any further instruments on the part of either of the parties hereto immediately upon the succession of Mortgagee to the interest of Owner under the Lease. The Lessee shall be under no obligation to pay rent to the Mortgagee until the Lessee receives written notice from the Mortgagee that an Event of Default under any of the loan documents relating to the Loan has occurred, or that it has succeeded to the interest of the Owner under the Lease. The Owner and Lessee agree that, upon receiving such notice from Mortgagee, Lessee shall pay all rents directly to Mortgagee without any duty to inquire as to the validity of such notice and without any liability therefor to Owner. Nothing contained herein shall in any manner limit or restrict the right of Mortgagee to have a receiver appointed or to seek any other appropriate relief or remedy under any one or more of the loan documents relating to the Loan. The respective rights and obligations of the Lessee and the Mortgagee upon such attornment and their relationship shall be as tenant and landlord respectively, for the remaining term of the Lease, including any renewal periods set forth in said Lease;

(b) Lessee agrees that it shall not, without the express consent of Mortgagee, prepay any minimum rental under the Lease to Owner in excess of one (1) month's advance minimum rental; and

(c) In the event that the Mortgagee shall succeed to the interest of the Owner under the Lease, the Mortgagee agrees to be bound to the Lessee under all of the terms, covenants and conditions of the Lease; provided, however, that Mortgagee shall not be:

(i) liable for any act or omission of any prior landlord (including the Owner); or

(ii) subject to any offsets which the Lessee might have or thereafter have against any prior landlord (including the Owner); or

(iii) bound by any prepayment of more than one (1) month's minimum rental under the Lease to any prior landlord (including the Owner); or

(iv) bound by an amendment, modification or surrender of the Lease made without its consent.

4. MORTGAGEE'S RIGHT TO PROCEED AGAINST LESSEE. In the event the Mortgagee shall succeed to the interest of the Owner under the Lease, the Mortgagee will have the same remedies by entry, action or otherwise for the nonperformance of any agreement contained in the Lease, for the recovery of rent, for the doing of any waste or for any other default, as Owner had or would have had if the succession not taken place, and this right shall exist whether or not the Lease is formally terminated; in any such action, Lessee waives the necessity of Owner being made a party to such proceeding.

5. NON-DISTURBANCE PROVISIONS. In the event the Mortgage shall be foreclosed, or in the event Mortgagee otherwise succeeds to the interest of the Owner under the Lease, and provided that Lessee is not then in default under the Lease, the Lease shall not terminate on account of such foreclosure or other such succession, by operation of law or otherwise, so long as the Lessee continues to pay the rents reserved in the Lease and otherwise does not become in default under the Lease.

6. MORTGAGEE'S APPROVAL OR CONSENT. Wherever Mortgagee's consent or approval under the Lease is required, Mortgagee agrees to not unreasonably withhold such consent, and it is understood and agreed that Mortgagee shall not be deemed to have unreasonably withheld such consent or approval, wherein Mortgagee's reasonable discretion to give such approval or consent would reduce the value, decrease the size or impair the structural integrity of the Leased Premises and/or the Property or otherwise impair the security granted under the Mortgage.

7. OWNER'S AND LESSEE'S CERTIFICATION. Owner and Lessee hereby confirm and certify to Mortgagee the following:

(a) That the Lease is in full force and effect and has not been modified, altered or amended and constitutes a complete statement of the agreement between Owner and Lessee with respect to the leasing of the Leased Premises.

(b) That, as of the date hereof, Lessee has no charge, lien or claim of offset or credit against rentals or other charges coming due under the Lease, nor have rentals been prepaid except as expressly provided by the terms of the Lease.

(c) That Lessee has been notified that the Lease has been or will be assigned to Mortgagee as security for the Loan, and Lessee has no notice of a prior assignment, hypothecation or pledge of rents or the Lease.

(d) That there are no actions, either voluntary or involuntary, pending against the Lessee under the bankruptcy laws of the United States, or under the bankruptcy laws of any state.

(e) That to the knowledge of Owner and Lessee, no party to the Lease is in default thereunder.

(f) That all rentals due or coming due under the Lease are currently paid or due to be paid to the Owner.

(g) That this certification is made with the knowledge that Mortgagee is relying on this certification in making the Loan to the Owner.

8. **SURVIVAL**. This instrument shall survive any foreclosure of the Leased Premises, or any other succession by Mortgagee to the interest of the Owner with respect to the Leased Premises, and shall remain in full force and effect until the end of the Lease term and all exercised optional extension periods, or until satisfaction of the Mortgage and all renewals, modifications, consolidations, replacements, and extensions of the Mortgage, whichever shall first occur.

9. **LIMITATION OF MORTGAGEE'S LIABILITY**. Lessee shall look solely to the Property for recovery of any judgment or damages from Mortgagee, its successors and assigns, and neither Mortgagee nor its successors or assigns shall have any personal liability, directly or indirectly, under or in connection with the Lease or this Agreement or any amendment or amendments to either thereof made at any time or times, heretofore or hereafter, and Lessee hereby forever and irrevocably waives and releases any and all such personal liability. The limitation of liability provided in this paragraph is in addition to, and not in limitation of, any limitation on liability applicable to Mortgagee, its successors and assigns, provided by law or by any other contract, agreement or instrument.

10. **APPROVALS**. The Owner has joined in this Agreement for the purpose of expressing its consent and agreement to be bound by the provisions hereof.

11. **NOTICES**. All notices or demands hereunder shall be sufficient if sent by United States registered or certified mail, postage prepaid, addressed as follows:

If to Mortgagee: SouthTrust Bank of Alabama, National Association
P. O. Box 2554
Birmingham, Alabama 35290
ATTENTION: ______________________ Department

If to Lessee: ______________________
____
____

If to Owner: ______________________
____
____

or such other address as any party may hereafter designate in writing to the other.

12. **BINDING EFFECT**. This Agreement and all of the covenants, terms, conditions and obligations herein contained are covenants running with the land (the Property and the Leased Premises) and binding thereon and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns and successors in title to the Leased Premises and successors in title to the Property.

IN WITNESS WHEREOF, the parties hereto have caused this Attornment Agreement to be executed effective on the day and year first above written.

MORTGAGEE:

WITNESS:

SOUTHTRUST BANK OF ALABAMA,
NATIONAL ASSOCIATION

____

By: ______________________
Its ______________________

EXHIBIT A

DESCRIPTION OF PROPERTY

The following described property Located in                      County,                     :

EXHIBIT F

I.	TENANT UPFIT CONSTITUTING PROPERTY OF LANDLORD IN ADDITION TO EXHIBIT A.

Elements of Tenant Upfit which constitute property of Landlord are building components which are essential to the basic operation of the Improvements and independent of Tenant’s use of and operations conducted in the Premises (“Essential Building Components”). Essential Building Components include, but are not limited to, electrical, HVAC system (other than compressors), walls, ceilings, flooring and plumbing, but shall exclude in any event the items set forth in Part II. Set forth below is a schedule of items of Tenant Upfit constituting Essential Building Components and property of Landlord pursuant to Section 57 of the Lease.

1.	GENERAL

•	No Tenant Upfit

2.	SITE WORK

•	No Tenant Upfit

3.	CONCRETE

•	No Tenant Upfit

4.	MASONRY

A.	Interior glass block, if any

5.	METAL

A.	Support of roof top units

6.	WOOD AND PLASTICS

A.	Premium grade wood casework for kitchens/store rooms/break areas/waiting areas/office areas

7.	THERMAL AND MOISTURE PROTECTION

A.	Sound insulation

B.	Fire stopping (penetrations)

Exhibit F

Tenant Upfit Constituting Property of Landlord In Addition to Exhibit A

8.	DOORS AND WINDOWS

A.	Interior glass in office area

B.	Interior doors in office area

C.	Glass block in office area if any

D.	Finish hardware in office area

E.	Cabinet hardware in office area

9.	FINISHES

A.	Ceiling panels and grid in office area

B.	Gypsum walls, ceilings

C.	Tile

D.	Flooring

E.	Interior painting

F.	Wall coverings

10.	MISCELLANEOUS SPECIALTIES

A.	Access floor

B.	Mesh partitions

11.	EQUIPMENT

•	No Tenant Upfit

12.	FURNISHINGS

•	No Tenant Upfit

Exhibit F

Tenant Upfit Constituting Property of Landlord in Addition to Exhibit A

13.	SPECIAL CONSTRUCTION

A.	Sound control/masking

14.	CONVEYING SYSTEMS

A.	No Tenant Upfit

15.	MECHANICAL

A.	Fire protection

1.	Sprinkler System

B.	Drinking fountains

C.	Heating, ventilating, air conditioning system and related duct work (except for compressors) for office areas only

D.	Sanitary plumb, distrib.

E.	Gas in building

F.	Fire alarm system beyond minimum flow alarm

G.	Potable water in building

16.	ELECTRICAL

A.	Power distribution

B.	Interior lighting

C.	Emergency power

D.	Power conditioning

E.	Emergency power—generator and distribution

EXHIBIT F

II.	EXCLUDED ITEMS

Part I nevertheless shall exclude the following items which shall remain Tenant Upfit pursuant to Section 57 of the Lease:

DIVISION 1

GENERAL

N/A

DIVISION 2 SITEWORK

N/A

DIVISION 3

CONCRETE

N/A

DIVISION 4

MASONRY

N/A

DIVISION 5

METALS

N/A

DIVISION 6

WOOD AND PLASTICS

N/A

DIVISION 7

THERMAL AND MOISTURE PROTECTION

N/A

DIVISION 8

DOORS AND WINDOWS

N/A

DIVISION 9

FINISHES

N/A

Exhibit F

DIVISION 10

SPECIALTIES

N/A

DIVISION 11

EQUIPMENT

1.	Specialized owner furnished equipment such as biosafety cabinets, fume hoods, washers, dryers, autoclaves, incubators, freezers, cold rooms and benches will be hard-wired and hard-piped to various mechanical and electrical systems in the building.

2.	Certain freestanding permanent storage racks and shelving will be installed.

DIVISION 12

FURNITURE

1.	Process area and laboratory area type fixed casework will be installed and hard-connected to the walls and floors of the building.

2.	Specialized pass through boxes will be installed.

3.	Electrical service raceways and plumbing pipeways will be installed within the cavity spaces behind this casework, and specialized utility ports and cup sinks and other sinks will be hard-piped from the utility systems to these units.

DIVISION 13

SPECIAL CONSTRUCTION

1.	Freestanding environmental walk-in room for cold refrigerated storage of materials will be installed.

2.	Specialized electrical service panel will service this unit.

3.	Rooftop condensing unit will be installed to support the refrigeration needs.

4.	Specialized clean room panel, door, window, and ceiling systems.

Exhibit F

DIVISION 14

CONVEYING SYSTEMS

N/A

DIVISION 15

MECHANICAL SYSTEMS

1.	Heating, ventilating and air conditioning system will require additional units over and above the normal air conditioning units for a typical office type space.

2.	CO2 delivery system and tankage.

3.	Chillers and hot water boiler for correct maintenance of process area and laboratory area temperatures.

4.	HEPA filtration at ceilings of process areas.

5.	Additional filtration of at source mechanical units.

6.	Vacuum system and distribution piping.

DIVISION 16

ELECTRICAL SYSTEMS

1.	Special clean room lighting fixtures for cleanliness and sanitation requirements.

2.	Special electrical isolation transformers for sensitive equipment.

3.	Specialized network wiring and outlets, and specialized computer control systems for the mechanical and electrical and process systems maintenance.

4.	Special emergency power generator, distribution panels and wiring distribution.

5.	Additional power connections to specialized equipment and to additional HVAC and other building support equipment.

INVESTORS TITLE INSURANCE COMPANY
A Stock Company
P.O. Drawer 2687
Chapel Hill, North Carolina 27516-2687

ALTA COMMITMENT FORM

SCHEDULE A

1. Commitment Date *04/19/95* Time *5:00 PM* Comm. No. *9501826D*

2. Policy (or Policies) to be issued:

(a) Owner's Policy *1992* Coverage $ *1000000.00*
Proposed Insured *THE GMH INDEPENDENCE LIMITED PARTNERSHIP*

(b) Loan Policy *1992* Coverage $ *1000000.00*
Proposed Insured *SOUTHTRUST BANK OF ALABAMA, N.A.*

ITS SUCCESSORS AND/OR ASSIGNS, AS THEIR INTEREST MAY APPEAR.

(c) Owner's Policy *LEASEHOLD* Coverage $ *1000000.00*
Proposed Insured *EX VIVO THERAPIES, A JOINT VENTURE*

3. Fee Simple Interest in the land described in this Commitment is owned, at the Commitment Date, by *GARY M. HOCK*

4. The land referred to in this Commitment is located in the State of *NC* County of *DURHAM* and described as follows *CONTINUED ON THE ATTACHED RIDER AND HEREBY MADE A PART OF THIS COMMITMENT.*

SCHEDULE B SECTION I
REQUIREMENTS

The following requirements must be met:
(a) Pay the agreed amounts for the interest in the land and/or the mortgage to be insured.
(b) Pay us the premium, fees and charges for the policy.
(c) Documents satisfactory to us creating the interest in the land and/or the mortgage to be insured, must be signed, delivered and recorded.
(d) You must tell us in writing the name of anyone not referred to in this Commitment who will get an interest in the land or who will make a loan on on the land. We may then make additional requirements or exceptions.

1. Receipt of satisfactory, notarized Affidavit Regarding Liens, if applicable; also satisfaction and cancellation of record of any recorded liens.

Doni G. Gaddy
Authorized Countersignature

Page 1

EXHIBIT G – Page 1

INVESTORS TITLE INSURANCE COMPANY
A Stock Company
P.O. Drawer 2687
Chapel Hill, North Carolina 27515-2687

Commitment No. 8501826D

2. Submit information regarding access over a private road or a publicly dedicated road.

NOTE: ALTA ENDORSEMENT(S) (TO BE DETERMINED) WILL ATTACH TO FINAL POLICY.

SCHEDULE B - SECTION II
EXCEPTIONS

Any policy we issue will have the following exceptions unless they are taken care of to our satisfaction.

1. Taxes for the year 1995, and subsequent years, not yet due and payable.
2. Rights of others thereto entitled in and to the free flow of the Branch that crosses insured premises, as shown on plat recorded in Plat Book 122 at Page 194, Durham County Registry.
3. Easement to DUKE POWER COMPANY recorded in Book 273, Page 297 and Book 1483 at Page 794.
4. Pending disbursement of the full proceeds of the loan secured by the Deed of Trust set forth under Schedule A hereof, this policy insures only to the extent of the amount actually disbursed, but increases as each disbursement is made in good faith and without knowledge of any defects in, or objections to, the title, up to the face amount of this policy. NOTE: THIS EXCEPTION WILL BE SHOWN ON THE MORTGAGE POLICY ONLY.
5. Pending such time as the improvements contemplated upon insured premises shall be commenced, liability under this policy is limited to the purchase price paid for the land; but as and when the erection of such improvements shall be commenced, liability hereunder shall increase, as the improvements progress, in the amount of the cost thereof, up to the face amount of this policy. NOTE: THIS EXCEPTION WILL BE SHOWN ON OWNER'S POLICY.
6. No liability is assumed for possible unfiled mechanics' and materialmen's liens. NOTE: THIS EXCEPTION WILL BE SHOWN ON THE OWNER'S POLICY ONLY.
7. Rights of tenants in possession under unrecorded lease(s).
8. Such state of facts as would be disclosed by an accurate survey and inspection of the premises. NOTE: Upon receipt of currently dated, satisfactory plat of survey and surveyor's report, the survey exception will be eliminated or amended in accordance with the facts disclosed thereby.

Page 2

EXHIBIT G – Page 2

Investors Title Insurance Company
A Stock Company
Chapel Hill, North Carolina
Page -2- of Sched. -A- (Continued)

Lying in the State of North Carolina, County of Durham, Township of Durham, City of Durham, BEGINNING at the intersection with the North side of Ben Franklin Boulevard and the West side of S.R. 1648 (Danube Lane, formerly known as Duke Lane), proceeding thence along the West side of Danube Lane the following three courses and distances:

(1) N 01-00-40 E 148.57 feet to a standing iron pipe;
(2) N 00-18-03 W 460.00 feet to an existing concrete monument (control corner); and
(3) N 00-28-19 W to an existing concrete monument (control corner) on the West side of Danube Lane and in the South property line of Bernice I. Williamson (Deed Book 138, page 486, Plat Book 16, page 58); thence leaving Danube Lane and following the South property line of Williamson the following six courses and distances:

(1) N 86-01-08 E 56.11 feet to a standing iron pipe;
(2) S 07-05-36 W 651.45 feet to a standing iron pipe;
(3) S 59-50-25 W 194.71 feet to a standing iron pipe;
(4) S 63-49-38 W 272.53 feet to a standing iron pipe;
(5) S 85-25-38 W 300.40 feet to a standing iron pipe;
(6) S 39-20-30 W 189.13 feet to a point in the West side of an unnamed street, THE BEGINNING POINT.

FROM SAID BEGINNING POINT, proceeding thence along the West side of the unnamed street,
S 00-48-00 W 250.00 feet to a point; thence leaving the West side of the unnamed street and along a new line
S 65-09-22 W 300.00 feet to a point; thence along a new line
N 18-53-35 W 220.00 feet to a point in the South property line of Williamson; thence continuing along the South property line of Williamson the following three courses and distances:

(1) N 60-28-34 E 120.00 feet;
(2) N 71-08-35 E 224.93 feet; and
(3) N 39-20-30 E 46.60 feet to THE POINT AND PLACE OF BEGINNING.

Consisting of 1.713 acres, more or less, and BEING a portion of that property labeled Lot 5, Block D, Gary M. Hock, per plat of survey thereof recorded in Plat Book 122, page 194, Durham County Registry.

ORIGINAL

EXHIBIT G – Page 3

Exhibit B

ASSIGNMENT OF LEASE

THIS ASSIGNMENT OF LEASE (“Assignment”) is made effective as of the 5th day of August, 1996, by and between THE GMH INDEPENDENCE LIMITED PARTNERSHIP, a North Carolina limited partnership (“Landlord”); EX VIVO THERAPIES, a Delaware joint venture pursuant to Joint Venture Agreement dated as of June 3, 1993, originally by and among Rhone-Poulenc Rorer, Inc., a Pennsylvania corporation, Rorer Merger Corp., a Delaware corporation, Applied Immune Sciences, Inc., a Delaware corporation, and Applied Immune Sciences Venturer, Inc., a Delaware corporation (now Rhone-Poulenc Rorer Pharmaceuticals, Inc. (“Assignor”); and RHONE-POULENC RORER PHARMACEUTICALS, INC., a Delaware corporation (“Assignee”); and consented to by RHONE-POULENC RORER. INC. (“Guarantor”).

W I T N E S S E T H:

WHEREAS, Assignor and Landlord entered into that certain lease agreement dated as of June 14, 1995, for the Premises (the “Lease”). The Premises is defined in Section 1 of the Lease as a certain building consisting of approximately 20,000 rentable square feet (the “Shell Building”) on a tract of land more particularly described on Exhibit B attached to the Lease (the “Property”) and all parking areas, driveways, sidewalks and other facilities to be located on the Property; and

WHEREAS, Assignor has requested under Section 19 of the Lease to assign its right, title and interest as Tenant under the Lease to Assignee, and subject to the terms and conditions set forth herein, Landlord consents to such assignment and Guarantor consents to such assignment and desires to ratify and confirm its guaranty;

NOW, THEREFORE, for and in consideration of the covenants and agreements contained herein and other good and valuable consideration, including the continued payment of rent under the Lease, the receipt and sufficiency of which are hereby mutually acknowledged, as sufficient to support the enforcement of the Lease and this Assignment, Landlord, Assignor and Assignee hereby covenant and agree, and Guarantor hereby acknowledges and consents, as follows:

1. Transfer of Lease. Effective as of August 5, 1996, (the “Effective Date”), Assignor does hereby transfer, convey, set over and assign all of Assignor’s right, title and interest in and to the Lease to Assignee. As of the Effective Date, Assignee does hereby acknowledge, accept and agree to the assignment of the Lease and in accordance therewith, Assignee does hereby expressly assume all of the obligations of the Tenant as set forth in the Lease from and after the Effective Date, and Assignee covenants and agrees to keep and fully perform all the terms, conditions, covenants and agreements of the Tenant as set forth in the Lease.

2. Consent of Landlord. Landlord does hereby acknowledge and accept the assignment of the Assignor’s interest in the Lease from the Assignor to the Assignee as of the Effective Date in accordance with the terms of this Assignment; provided, however, Landlord’s consent to this Assignment shall not be deemed to be a consent to any subsequent assignment, encumbrance, subletting, lien, sale or other transfer. Landlord hereby releases Assignor from all obligations under the Lease for any matters occurring from and after the Effective Date.

3. Status of Lease. Landlord, Assignor and Assignee do hereby covenant and agree, and Guarantor hereby consents and acknowledges that (i) there are no uncured events of default or breach currently outstanding under the Lease; (ii) all of the obligations to be performed by Landlord or Assignor under the Lease are current; (iii) the Lease is in full force and effect and has not been modified or amended (except as provided in this Assignment); (iv) notwithstanding anything to the contrary in the Lease, the Commencement Date (as defined in the Lease) is August 5, 1996, such that the term of the Lease commences August 5, 1996 and expires September 1, 2006; (v) a description of the Property (as defined in the Lease) is attached hereto as Exhibit B which replaces Exhibit B to the Lease; and (vi) Assignor shall pay to Landlord rent and all sums owed by Tenant under the Lease effective as of the Commencement Date. Except as may be amended in this Assignment, the parties hereto ratify and confirm the terms of the Lease.

4. Consent of Guarantor. The Guarantor hereby consents to the assignment of the Lease by Assignor to Assignee and to all of the terms and conditions herein. The Guarantor hereby ratifies and confirms the Guaranty of Lease executed by the Guarantor dated as of the 2nd day of June, 1995.

5. Entire Agreement. This assignment and consent represents the entire agreement of the parties hereto with respect to this Assignment of Lease. This Assignment may not be amended except by a writing signed by the party against whom the enforcement of such amendment is sought. This Assignment shall be governed and construed for all matters in accordance with the laws and decisions of the State of North Carolina.

6. Amendment of Section 39. Section 39 of the Lease is hereby amended by deleting Section 39 in its entirety and inserting the following in lieu thereof:

39. Notices. All notices provided for in this Lease shall be in writing, shall be sent by Federal Express or any other recognized overnight delivery service or by prepaid registered or certified mail, and shall be deemed to be given when received or three (3) days after sent by prepaid registered or certified mail to the parties as follows:

Landlord:	The GMH Independence Limited Partnership 4400 Ben Franklin Boulevard Durham, North Carolina 27704 Attn: Mr. William R. Newsome Mr. Gary M. Hock

Tenant:	Rhone-Poulenc Rorer Pharmaceuticals, Inc. 500 Arcola Road Collegeville, Pennsylvania 19426 Attn: RPR Gencell, General Counsel
Copy to:	RPR Gencell, General Manager 5301 Patrick Henry Drive Santa Clara, California 95054 Attn: General Manager

7. Amendment—Exhibit A. The Lease is hereby amended by deleting Exhibit A attached to the Lease and inserting in lieu thereof Revised Exhibit A attached hereto. All work not listed on Revised Exhibit A shall be the responsibility of Tenant. Except for construction obligations, for all purposes under the Lease the items set forth on Revised Exhibit A designated as the responsibility of Tenant and the items set forth in Change Orders 1, 2 and 3 attached hereto as Exhibit C shall be deemed to be “Improvements”.

8. Section 2 (j) (vi). The Landlord hereby waives the provisions of Section 2 (j) (vi) of the Lease.

IN WITNESS WHEREOF, Landlord, Assignor, Assignee and Guarantor have executed this Assignment under seal as of the day and year first above written.

LANDLORD:

THE GMH INDEPENDENCE LIMITED PARTNERSHIP (SEAL)

BY:	THE GMH FAMILY L.L.C., (SEAL)
Sole General Partner

	BY	(SEAL)
Gary M. Hock, Manager

REVISED EXHIBIT A

PLANS

DIVISION L — GENERAL REQUIREMENTS

PART 1    Location of First Building -

1.	Locate to the west of the access road to the potential 4 building site.

2.	Site would in turn develop in an easterly direction for future buildings.

3.	Site layout and specific site design will not prevent future expansion of other buildings.

4.	Site and Building design shall meet all the requirements of the latest model code used as the Building Code for the City of Durham.

PART 2    Shell Building

1.	The area of the shell will be per JDA Engineering, Foundation Plan, S-l, dated 10/27/95.

2.	The shell building will be one story in height. The interior clearance space will be no less than 19 feet to the bottom of the largest structural steel rod girder/beam. Please refer to Dwg. SH5, Shell Building Section.

3.	The shell building floor system will consist of a slab on grade foundation with a perimeter footing at the foundation’s exterior edges. The footings will be provided by Landlord. The slab is not part of Landlord’s obligation and will be contracted directly by Tenant.

4.	The Landlord will provide, to the City of Durham, an approved site parking plan for the complete shell building. This scenario will be a set number of spaces (in no case to be fewer than 33 spaces) and will include all required disabled person and visitor parking spaces per the City of Durham. Please refer to developers previously approved site plan.

5.	All shell building, mechanical room, and site specifications shall meet the ADA and City of Durham Code specifications.

6.	As part of the construction process, all Landlord’s contractors working with the shell and all Tenant’s contractors working with tenant upfit for this project will be held responsible for the cleanliness aspect of their work.

PART 3	Site Design and Construction—In addition to the shell building, mechanical room and parking amenities, the site will consist of the following:

1.	A trash dumpster pad with grated fence and block wall enclosure, size and location per Landlord.

2.	Parking amenities will include curbs, curb cuts and perimeter sidewalks at the north and east side of the shell building with sidewalk access to the shell at three (3) locations on the north and east and west sides of the shell.

3.	A vehicular/truck access lane is to be provided at the west side of the shell building per Dwg. SH1, Shell Site Plan. This access will also provide for the requirements of truck access to the shell roll-up door.

4.	Landlord will address potential flooding of equipment pads and building due to slope on the south side of the shell. The plan that the Landlord decides to implement will ensure the proper drainage to prevent flooding.

5.	All site landscaping is to be per the Landlord and will consist of the following materials:

a.	Shrubs

b.	Trees

c.	Grass Seeding

d.	All materials listed above to be in compliance with the City of Durham Building Code and/or all other applicable City ordinances

DIVISION 2—SITEWORK—The following sitework items/activities will be provided/performed by the Landlord.

02200	Earthwork

1.	Rough grading: all rough grading to be performed by the Landlord and to be consistent with industry standards on protection of existing features/utilities, materials placed (particularly sizes of excavated or backfilled materials), compaction requirements, and subgrade top surface tolerances of plus or minus one inch.

2.	Finish grading: all finish grading to be performed by the developer and to be consistent with industry standards on protection of existing features/utilities, materials placed (particularly sizes of excavated or backfilled materials), compaction requirements, and finish grade surface tolerances of plus or minus one inch.

3.	All trenching and excavation work to be done by the developer in compliance with industry standards and applicable City of Durham standards.

02500	Asphaltic Concrete Paving

1.	All asphaltic concrete paving to consist of materials and be placed per test methods/state standards established by the City of Durham standards.

2.	Asphalt material: Asphaltic concrete paving is to consist of a minimum 1” binder (for truck traffic) and a 2” topping over a 6” base of A.B.C. stone.

3.	Striping and Marking: All striping and marking of asphaltic concrete paving is to be done per the City and County of Durham standard specification for color, size of markings, location, etc.

4.	All aspects of paving including slope tolerances and markings, are to be per City of Durham specifications.

DIVISION 3—CONCRETE—Tenant shall contract for the concrete slab on grade for the shell and mechanical room, the concrete equipment pads, the concrete landings on the south shell wall; the materials will be excavated, formed and placed by Tenant’s contractor. Tenant shall contract for the slab to be constructed per JDA Engineering Foundation Plan, S-l, dated 10/27/95. Landlord will form and place the column footings, the perimeter footings and the site sidewalks. All preparation of soil and aggregate base for forming and placing concrete shall be in compliance with City of Durham standards.

03100	Concrete formwork—Tenant shall contract with a contractor and Landlord for their respective scope of work to provide and install all materials for the formwork per the following:

1.	Materials and methods to meet industry standards for type of material (including hardware used—form ties, nails, etc), bracing and shoring requirements, and proper form releasing agents (this work by Tenant’s contractor).

2.	Formwork to be placed true, plumb, taut, secure and watertight where required (this work by Tenant’s contractor).

3.	Formwork to be kept in place for minimum time requirements per the industry/state standards of North Carolina (this work by Tenant’s contractor).

03200	Concrete reinforcement—Tenant shall contract with a contractor and Landlord for their respective scope of work to provide and install all reinforcing materials for concrete, per JDA Engineering, Foundation Plan, S-l, dated 10/27/95 per the following:

1.	Welded steel wire mesh (fabric) of size 6x6x10 to be used as reinforcement for the flat slab and in accordance with ASTM A185 (this work by Tenant’s contractor).

2.	Reinforcing steel (rebar) specified by JDA Engineering, structural engineer for reinforcing at footings (Hock Development Corporation). Equipment pads, and other concrete installments (this work by Tenant’s contractor).

3.	Tie wire and reinforcing supports (chairs, bolsters, etc.) to be structurally sized and meet CRSI class 2 requirements (this work by Tenant’s contractor).

03300	Cast-in-place Concrete—Tenant shall contract with a contractor and Landlord for their respective scope of work to provide and install all concrete for the facility and site per the following specifications:

1.	Concrete for floor slab (at both shell and mechanical room):

a.	Minimum compressive strength of 4000 psi at 28 days (this work by Tenant’s contractor).

b.	Minimum 5” slab on grade (this work by Tenant’s contractor).

c.	Placed over 8 mil polyethylene vapor barrier sheet (this work by Tenant’s contractor).

d.	Stone/aggregate base for concrete slab and vapor barrier to meet local and state standards for depth, fineness of material, and any other related variables (this work by Tenant’s contractor).

e.	Slabs to have a hard smooth trowelled finish, sloping carefully to floor drains where necessary (this work by Tenant’s contractor).

f.	In area occupied by the process suites, a layer of sand (2” minimum) shall be placed between the stone/aggregate base and vapor barrier (this work by Tenant’s contractor).

2.	Sidewalks are to be installed and finished per City of Durham standards.

DIVISION 4—MASONRY

04400	Pre-cast Stone Panels—Panels are to be installed at the exterior perimeter of the building to a height of 3’ from the finish grade.

1.	All materials necessary for a complete installation of the panels are to be provided by the shell developer. These materials include hangers, clips, supports, bracing, ties, etc. All materials are to meet City of Durham standards.

2.	Landlord is to provide the installation of panels. Installation will meet all City of Durham standards.

DIVISION 5—METALS—The structural support systems for both the shell building and its corresponding mechanical room will consist of structural steel column, girder and beam construction.

Sizing of all structural steel is to be by the developer’s structural engineer. Tenant acknowledges receipt and approval of Landlord’s structural plans by JDA Engineering, S-1 thru S-7, dated 10/27/95. The engineer is to calculate a roof load per the following three variables:

1.	Dead Load: the dead load for the shell building and the mechanical room will consist of weight of their respective roof structure, including but not limited to beams, girders, metal decking and roofing material. In addition, the shell building will have an increased dead load due to additional structural members required to hang equipment and catwalks from the roof inside the building. These installed members will also include but not be limited to, beams, steel platforms and additional support and bracing materials.

The sizing of structural materials that compose the dead load is to be performed by the Landlord’s engineer.

2.

Superimposed Equipment (Dead) Load: the superimposed equipment load will be comprised of uniform and point loads from all above and below roof equipment and appurtenances/fixtures that are supported or hung from the roof structure. Such equipment includes make-up air units, air handlers, exhaust filters and fans, ducting, piping, and suspended ceiling (including grids, lights, diffusers and supports) and sprinkler systems. These individuals weights will be shown on attached Dwgs. SH3 and SH4. The Landlord’s structural engineer is to note these weights where shown, calculate the total load based on these weights and design the building’s structure accordingly.

Once installed, the above items supported by the roof structure will be considered permanent.

3.	Live Load: the live load for the shell building and mechanical room will include those weights not intended to be permanent per Code as adopted and amended by the City of Durham. This number is to meet the conditions for a flat roof and include all person, rain, snow and wind factors that apply along with any other applicable factors not listed here.

05100	Structural Steel—The structural steel members are to be per JDA Engineering Plans 10/27/95.

1.	All high strength bolts, nuts and washers used in the structure’s installation are to be per JDA Engineering Plans 10/27/95.

2.	Machine bolts are to be per JDA Engineering Plans 10/27/95.

3.	Any structural tubing is to be per JDA Engineering Plans 10/27/95.

4.	All welding materials are to be in accordance with JDA Engineering Plans 10/27/95.

5.	All fabrication, installation and welding of structural steel members is to be in accordance per JDA Engineering Plans 10/27/95.

6.	Finish and prime installed steel as per applicable local, industry, and state standards.

05300	Metal Roof Decking

1.	Metal decking for the roof system will consist of flat roof decking per JDA Engineering Plans 10/27/95.

2.	Decking to be galvanized per JDA Engineering Plans 10/27/95.

3.	All metal decking to be installed per City of Durham standards. All welding to comply per JDA Engineering Plans 10/27/95.

05400	Light Gage Metal Framing System—the shell developer will provide metal studs to finish the interior side of the exterior walls. The studs are to be located clear of the metal supports and bracing of the exterior wall panels, butting up as close as possible to these panels per industry standards. The metal studs will be finished with gypsum board as described in Division 9 and are to be per the following:

1.	3 5/8” metal studs and corresponding runners of 20 gage material complying with ASTM A611, Grade C, minimum yield of 33 ksi.

2.	Provide miscellaneous accessories including 14 gage-stiffener channels, angles, straps and other accessories as necessary.

3.	Install metal framing system as per manufacturer’s instructions.

05500	Metal Fabrications—miscellaneous metal fabrications are to include the following:

1.	Anchor bolts, exterior wall supports and bracing, supporting angles, plates, brackets, clips, and bolts necessary to complete the shell.

All fabrication, installation and finishing of above listed and related items to be per City of Durham standards.

DIVISION 6—WOOD AND PLASTICS—The Landlord is to provide all wood framing and support members necessary to complete the shell building.

DIVISION 7—THERMAL AND MOISTURE PROTECTION

07200	Insulation—Insulation provided by the Landlord to consist of the following:

1.	Concealed Batt Insulation: Kraft-faced fiberglass blanket conforming to ASTM C665, Type II, in R-19, 6 1/4 in nominal thickness at exterior wall spaces.

2.	All tape, wire mesh and other materials necessary to a complete installation.

Installation is to be in accordance with the manufacturer’s instructions and local standards. Insulation to fit tight in spaces, leaving no gaps or voids. Vapor barrier side of insulation to face warm (room) side of building spaces.

07400	Exterior Panels—Exterior panel siding to be provided by the shell developer as an exterior wall finish system for the shell building and the mechanical room.

1.	Exterior Face

a.	5/8” insulated aluminum panel—color to be bone white

b.	.032 smooth bone white aluminum

c.	approximate size to be 4’ wide by 14’ height to top of building

2.	Stabilizing Member

a.	1/8” tempered hardboard front and rear of sandwich

3.	Core Member

a.	3/8” thickness, polystyrene

Install in accordance with manufacturer’s instructions, particularly in regards to sealant and caulking system of exterior.

07410	Exterior Radius Corner Roof—Line Trim

1.	Bull nose Trim

a.	Material: .125 aluminum 3003-h 14, alloy-fabricated to radius specification or equal.

b.	Stabilizing Member:

i.	.125 aluminum clips & mechanical anchors or equal

ii.	joint to be west sealed

c.	Finish Spray coated: Color to be submitted to Tenant and approved by Landlord.

07500	Membrane Roofing—roofing system to be seal dry single-ply partially attached roof system over an insulated deck.

1.	Provide insulation substrate of polyisocyanurate foam board roof insulation with an R-30 value (min.).

2.	Roof material to a fabric-reinforce seal dry sheet membrane material with all necessary adhesives, primers, and fasteners for a complete installation.

3.	Roofing system to comply with City of Durham requirements.

4.	Roof flashing shall be seal dry transition strips welded at roof parapet and edges.

5.	The developer will provide drainage for the roof to eliminate potential ponding and ensure that the flow of water off the roof will be directed away from the equipment pads and heavy traffic areas. All scuppers are to be coordinated with equipment pads to prevent water intrusion on exterior yard equipment.

DIVISION 8—DOORS AND WINDOWS

08100	Metal Doors and Frames—Exterior doors at west and south side of shell building and at mechanical rooms (provided by shell developer) are to be hollow metal doors with vandal-proof hinges and strike covers. West side to be 3’6”, door at south wall closest to southeast corner to be 3’6”, remaining doors at south side to be 3’0”.

1.	Exterior hollow metal frames: 16 gage thick material, with metered corners, continuously welded and ground smooth. Provide drip screen at door head and pack all frames with epoxy grout.

2.	Exterior hollow metal doors: SDI-100 Grade Heavy Duty, 18 gage, flush and seamless construction. Galvanized steel sheets complying with ASTM standards.

3.	Hardware at locations noted to be verified by tenant. In all cases, provided threshold not to exceed 1/2” in height.

4.	Installation of doors to be in accordance with City of Durham standards. Doors and frames to be square, true, plumb, free of binding, and capable of smooth operation.

08300	Special Doors—Exterior roll-up door at west side of shell building to be provided by the Landlord. Minimum size of opening is 10’x10’.

1.	Insulated overhead coiling door with manual chain and electric motor operation.

2.	Provide all materials necessary for a proper and complete installation, including but not limited to weather seals, curtain jamb guides, secure continuous wall angle framing, bottom bar, endlocks, and hardware.

3.	Install this special door per the manufacturer’s instructions and in accordance with all local, state, industry, and code standards and regulations. Door and opening to be square, true, plumb, free of binding and capable of smooth operation through electric motor source.

08400	Exterior Entrances and Storefront Window System—shell developer to provide exterior storefront system as follows:

1.	Exterior glass walls of approximately 4’x 6’ butt-glazed tinted glass in aluminum powder coated Kyner painted window wall system on north and east walls of building where shown on Dwg. SH2, Shell Floor Plan. Storefront type aluminum frame doors of same materials to be provided as well complete with all necessary hardware (including thresholds not to exceed 1/2” in height) and weather seals.

2.	The design for the glass is to be coordinated with the metal panel siding system noted in Division 7, section 07400. The coordinated system shall be such that the metal panels and glass panes will be interchangeable in the short term for the development of the tenant upfit plan, providing at least but no more than two walls, the north and east, with window capability.

3	The storefront system will be installed proper and complete in accordance with manufacturer’s instructions and recommendations. Installation will also occur per City of Durham standards. Doors, windows, and frames are to be square, true and plumb, and doors are to be free of binding and capable of smooth operation.

DIVISION 9—FINISHES

09100	Gypsum Board—the Landlord is to provide untaped and unfinished interior gypsum board to a height of 10’ at all exterior walls, making provisions where necessary for framing around openings and windows.

1.	Gypsum board to be 5/8” thick, Type X (fire resistive type—UL rated); ANSI/ASTM C36; maximum permissible length; ends square cut, with long edges tapered to receive manufacturer’s standard joint treatment.

2.	Treatment at exterior windows and doors to be finished by developer in . accordance with City of Durham standards.

DIVISION 10—MISCELLANEOUS SPECIALTIES—Landlord to provide exterior signs at the parking and site entry areas and tenant logo signage for the building. All signs concerning the tenants space are subject to submittal review by the tenant.

DIVISION 11 - EQUIPMENT - none

DIVISION 12 - SPECIAL CONSTRUCTION - none

DIVISION 13 - CONVEYING SYSTEMS - none

DIVISION 14 - ELECTRICAL - Landlord to provide the following electrical items and service to the shell building:

1.	1600 amp electrical service, 220 volts to transformer. It is to be added on a loop feed that will in turn service the entire Independence Park.

2.	Exterior lighting at parking lot and building.

a.	3-400 watt Hapco Shoebox on 20’ painted steel poles.

EXHIBIT B

DESCRIPTION

All that property situated in Durham Township, Durham County, State of North Carolina, and consisting of Lot C (2.54 acres) as shown on that plat of survey entitled “Final Plat of Subdivision for Gary M. Hock” dated August 21, 1995, prepared by Jim Morrow, Land Surveyor, and recorded in Book of Maps 134, at page 100, of the Durham County Register of Deeds.

EXHIBIT C	CHANGE ORDER #: 1

GMH INDEPENDENCE LTD PARTNERSHIP

C/O Hock Development Corp.

4117 North Roxboro Road

Durham, NC 27704

(819) 471-2895 Phone

(918) 471-6140 Fax

Project:	Ex VT @ Duke, Independence Park Durham, NC

Date:	October 25, 1995	Square Feet:	20,000

XXX	Addition
	Deduction

Amount	Description
$69,000.00	Original Steel as follows:
	Cost: (Includes overhaad 7%, profit 6%)	$109,288.38

	Less: Erection	(14,358.38)
	Less: Salvage value	(13,000.00)
	Less; Overhaad 7%, profit 6%	(12.930.00)

	Total	$69,000.00

$69,000.00	TOTAL

Payment Method: Direct payment to G. M. Hock Construction, Inc.

CHANGE ORDER #:        2

GMH INDEPENDENCE LTD PARTNERSHIP

C/O Hock Development Corp.

4117 North Roxboro Read

Durham, NC 27704.

Phone: (919) 471-2895, Fax: (919) 471-8140

Project:	Ex VT @ Duke, Independence Park Durham, NC

Date:	October 28, 1995	Square Feet:	20,000

XXX	Addition
	Deduction

	Amount			Description
	67,000.00		1.	Luria Panels for increased height of building installed
	42,500,00		2.	External building (20 ft x 38 ft, 18 ft. clear from slab to lowest steel point)—includes steel, roof, and panel system
	3,065.00		3.	Stone Areas - walkway behind building and equipment pads
	3409.29	(no charge]	4. 2”	ABC Stone - parking, driveway areas
	1,753.00		5. 6”	Fire Line - difference between 4” vs 3” sprinkler line specification
	1,431.00		6. 2”	Water Line - difference between 1” vs 2” water line specification
	10,612.29		7. 2”	Water Mater impact fee vs 1” water mater
	8,256.00		8.	Roof Curbs and Penetration - labor, material
	1,335.00		9.	Concrete Walks - west side of building
CREDIT	(30,004.00)		10. 4”	slab
CREDIT	(8,106.00)		11.	Bathroom
CREDIT	(1,459,00)		12.	Concrete Pads—behind building, equipment, etc.
CREDIT	(18,595.00)		13.	Fire Sprinkler

	$67,788.29			TOTAL

Payment Method: Direct payment to G. M. Hock Construction, Inc.

CHANGE ORDER #.         3

The GMH Independence Limited Partnership

c/o Hock Development Corp.

4117 North Roxboro Read

Durham, NC 27704

(919) 471-2895 Phone

(919) 471-6140 Fax

Project:	Ex VT © Duke, Independence Park Durham, NC

Date:	31-October-95	Square Feet:	20,000

XX	Addition
	Deduction

Amount	Description
$147,213,64	New Steel Superstructure
	Cost(includes overhead and profit)	$239,000.00
	Add: JDA Engineering	17.500.00

	sub-total	256,500.00
	Less: Original Steel	(109,286.36)

	Total	$147,213.64

Payment Method:	Direct payment to G.M. Hock Construction, Inc. due upon execution.

EXHIBIT C

DESCRIPTION OF THE PROPERTY

All that property situated in Durham Township, Durham County, State of North Carolina, and consisting of Lot C (2.54 acres) as shown on that plat of survey entitled “Final Plat of Subdivision for Gary M. Hock” dated August 21, 1995, prepared by Jim Morrow, Land Surveyor, and recorded in Book of Maps 134, at page 100, of the Durham County Register of Deeds.

EXHIBIT D

Item	Type	Number

Bookshelf	Cherry Metal	2 2

BugZapper	Electric	2

Cabinet	Metal	1

Chairs	Office Lab Lunch Reception	20 3 8 6

Chemical Cabinet	Metal/Safety	2

Cubes	Office	8 (stations)

Credenza	Cherry Blonde	2 1

Desk	Cherry Metal	1 1

Filing Cabinets	Metal Lab Metal Short	4 2

Floor Mats		Approx. 10

Garbage Cans		Approx. 20

Lockers		2 sets of 10

Paper Sorter	Large for mall	1

Phone System		1

Phones		Approx. 20

Shredder	Heavy Duty	1

Stericells	Terumo	4

Table	Conference Small	1

EXHIBIT B

Item	Type	Number

Bookshelf	Cherry Metal	2 2

BugZapper	Electric	2

Cabinet	Metal	1

Chairs	Office Lab Lunch Reception	20 3 8 6

Chemical Cabinet	Metal/Safety	2

Cubes	Office	8 (stations)

Credenza	Cherry Blonde	2 1

Desk	Cherry Metal	1 1

Filing Cabinets	Metal Lab Metal Short	4 2

Floor Mats		Approx. 10

Garbage Cans		Approx. 20

Lockers		2 sets of 10

Paper Sorter	Large for mall	1

Phone System		1

Phones		Approx. 20

Shredder	Heavy Duty	1

Stericells	Terumo	4

Table	Conference Small	1

EXHIBIT C

GUARANTY

1. The undersigned Guarantor, Duke University (“Guarantor”) in consideration of the direct and material benefits that will accrue to the Guarantor under that certain Sublease Agreement (“Sublease”) effective as of January 16, 2001, by and between Aventis Pharmaceutical Products, Inc., as Sublessor and Merix Bioscience, Inc., as Sublessee, and for the purpose of inducing Sublessor to execute the Sublease and the GMH Independence Limited Partnership (“Lessor”), as Lessor under the Lease Agreement dated as of June 14, 1995 by and between Lessor and Sublessor’s predecessor in interest (the “Lease”), to consent to the Sublease, absolutely and unconditionally guarantees the payment of all Base Rent and Additional Rent (each as defined in the Sublease) imposed upon Sublessee pursuant to the terms of the Sublease for the Term of the Guaranty (as defined below) as if Guarantor had executed the Sublease as Sublessee. For purposes of this Guaranty, “Term of the Guaranty” shall mean the period of time commencing on the effective date of the Sublease and expiring on August 9, 2003.

2. Guarantor expressly waives notice of acceptance of this Guaranty, demand, notice of protest of every kind, notice of any and all proceedings in connection with the Sublease (including notice of Lessee’s default under the Sublease), diligence in collecting any sums due under the Sublease or enforcing any of the obligations under the Sublease, bringing of suit and diligence in taking any action with reference thereto or in handling or pursuing any of Sublessor’s rights under the Sublease.

3. Guarantor recognizes that the obligations under this Guaranty are absolute and unconditional, and that Sublessor and its successors and assigns shall have the right to demand performance from and proceed against Guarantor for the enforcement of the obligations under this Guaranty without the necessity of first proceeding against or demanding performance by Sublessee of or with respect to any obligation under the Sublease.

4. Guarantor’s liability shall not be affected by any indulgence, waiver, compromise or settlement agreed upon by Sublessee and Sublessor, bankruptcy or similar proceeding instituted by or against Sublessee or except as provided below, any Sublease termination to the extent Sublessee continues to be liable.

5. If the Sublease is terminated during the Term of the Guaranty because the Sublessor and Lessor have executed a Termination Agreement or other agreement terminating the Lease and Lessor and Sublessee have entered into a new Lease Agreement or otherwise modified the Sublease to be a direct lease (either being the “New Lease”) regarding the Subleased Premises (as defined in the Sublease), then Guarantor’s obligations under this Guaranty shall inure directly to the benefit of Lessor, its successors and assigns, and apply to the payment of rent (as may be defined therein) for the Term of the Guaranty. In such event, references herein to the Sublessor shall refer to the Lessor where appropriate and references to the term Sublease herein shall refer to the New Lease. The provisions of this Section shall be automatic and shall not require further documentation by Lessor or Guarantor unless requested by Lessor.

6. All payments by Guarantor shall be made to Sublessor at the address of Sublessor set forth in the Sublease unless directed otherwise.

7. This Guaranty is a guaranty of payment and not of collection. The liability of Guarantor on this Guaranty shall be direct, primary and immediate and not conditioned or contingent upon the pursuit of any remedies against Sublessee or any other person, nor against securities or liens available to Sublessor, its successors, assigns or agents. Guarantor waives any right to require that an action be brought against Sublessee or any other person or guarantor or to require that resort be had to any security, and Guarantor expressly waives any and all rights available pursuant to Chapter 26 of the North Carolina General Statutes and under all other applicable statutory provisions which are or may be in conflict with the rights, remedies, and privileges granted or otherwise afforded to Sublessor pursuant to this Guaranty. If the obligations guaranteed hereunder are partially paid through the election of Sublessor to pursue any of the remedies available to it, or if the obligations guaranteed hereunder are otherwise partially paid, Guarantor shall remain liable for any unpaid balance thereof.

8. This Guaranty is a guaranty of payment only and not of performance, and the Guarantor shall not be liable or responsible for any of the obligations of the Sublessee other than the payment of Base Rent and Additional Rent (each as defined in the Sublease).

9. In the event that Guarantor is required to make payment of any part or all of the Base Rent or Additional Rent (as defined in the Sublease) any and all claims and rights accruing to the Sublessor for the collection of such amounts shall immediately inure to the benefit of the Guarantor including without limitation all rights of subrogation.

10. In the event any condition of this Guaranty shall be found illegal or invalid for any reason, the remaining provisions shall be interpreted and construed as if the illegal or invalid provision was not a part of the Guaranty.

11. Guarantor agrees to pay all costs and expenses, including reasonable attorneys’ fees incurred by Sublessor in enforcing the terms of this Guaranty.

12. This instrument may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor, Sublessor and Lessor.

13. This Guaranty shall be binding upon the parties and their successors, heirs and assigns, shall inure to the benefit of Sublessor and Lessor who have signed this Guaranty to indicate their agreement to the terms of the same, and shall be governed by North Carolina law.

EXECUTED this 16th day of ~~December, 2000~~ January 2001.

Duke University

By: [signature]
Vice Chancellor, Operations

ATTEST

____
Secretary

[CORPORATE SEAL]

Aventis Pharmaceutical Products, Inc.,

By: [signature]
Vice President

ATTEST

[signature]
Assistant Secretary

[CORPORATE SEAL]

Merix Bioscience, Inc.

By: [signature]
EV President

ATTEST

[signature]
Secretary

[CORPORATE SEAL]

The GMH Independence Limited Partnership

By: The GMH Family, LLC,
Sole General Partner

BY [signature]
Gary M. Hock, Manager

ATTEST

____
Secretary

[CORPORATE SEAL]

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is made the 31 day of July, 2005 (the “Effective Date”) by and between CNL RETIREMENT MOP 4223 DURHAM NC, LP, a Delaware limited partnership, whose address is 450 South Orange Avenue, Orlando, Florida 32801 (“Landlord”), and ARGOS THERAPEUTICS, INC. (f/k/a Merix Bioscience, Inc.), a Delaware corporation, whose address is 4223 Technology Drive, Durham, North Carolina 27704 (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord’s predecessor-in-interest, THE GMH INDEPENDENCE LIMITED PARTNERSHIP, a North Carolina limited partnership (“GHM”), and Tenant entered into that certain Lease (the “Lease”) dated January 16, 2001, for the leasing of certain real property located at 4223 Technology Drive, Independence Park, Durham, North Carolina, and all improvements thereon;

WHEREAS, Landlord purchased the Property from GMH and now holds the interest as Landlord under the Lease;

WHEREAS, Landlord and Tenant wish to modify the terms of the Lease as more particularly set forth below.

NOW THEREFORE, for and in consideration of the premises hereof, the mutual covenants and benefits set forth herein and in the Lease and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease.

2. Termination. Section 50 of the Lease is hereby deleted in its entirety and replaced as follows:

50. TERMINATION. Tenant shall have the one-time right to terminate this Lease on August 31, 2008 by giving written notice to Landlord no later than February 28, 2008 and upon payment with such notice of a “Termination Fee” in an amount equal to six (6) times the monthly rental payment due on the last month of the Term prior to termination. Tenant’s right to terminate pursuant to this paragraph shall expire at 5:00 EST on February 28, 2008 if Landlord has not received Tenant’s written notice of the exercise of such right by that time.

3. $50.000 Payment. Notwithstanding any references within the Lease to the amount of $50,000 having been paid by Tenant to Landlord, Tenant acknowledges that Landlord has not received such amount from Tenant and that Landlord has no obligation to repay such amount to Tenant. Tenant hereby releases Landlord from any and all liability with respect to the repayment of such amount to Tenant.

4. Ratification; Conflict. Landlord and Tenant hereby ratify and confirm the terms of the Lease and agree that, except as herein amended, all terms and conditions of the Lease remain in full force and effect. In the event of a conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control.

5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed a fully executed original.

[SIGNATURES ON FOLLOWING PAGE]

2

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment in manner and form sufficient to bind them as of the day and year first above written.

LANDLORD:

CNL RETIREMENT MOP 4223 DURHAM NC, LP, a Delaware limited partnership

By:	CNL RETIREMENT MOP A PACK GP, LLC, a Delaware limited liability company, its sole general partner

By:
	Name:	Victoria A. Curl
	Title:	Vice President Asset Management

STATE OF FLORIDA

COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this, the 2nd day of Nov, 2005, by Victoria A. Curl, as VP Asset Management of CNL RETIREMENT MOP A PACK GP, LLC, a Delaware limited liability company, as the sole general partner of CNL RETIREMENT MOP 4223 DURHAM NC, LP, a Delaware limited partnership, on behalf of the partnership and the company. He (She) is personally known to me or has produced              as identification.

(NOTARY SEAL)	Notary Public
Name:
Serial No.:

My Commission Expires:

3

TENANT:

ARGOS THERAPEUTICS, INC., a Delaware corporation

By:
Attest		Name:	Timothy W. Trost
		Title:	VP & CFO
Name:	William Wofford
Assistant Secretary

[Corporate Seal]

NORTH CAROLINA

DURHAM COUNTY

I, [illegible], a Notary Public, do hereby certify that Timothy W. Trost, personally appeared before me this day and acknowledged that he/she is the                                        of ARGOS THERAPEUTICS, INC., a Delaware corporation and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name and by is                                        , sealed with the corporate seal, and attested by                    , as its Secretary.

Witness my hand and notarial seal this, the 22 day of Sept., 2005.

(Notary Public)

My commission expires:
4-2-2010

4

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Amendment”) is made the 7th day of August, 2006 (the “Effective Date”) by and between CNL RETIREMENT MOP 4223 DURHAM NC, LP, a Delaware limited partnership, whose address is 450 South Orange Avenue, Orlando, Florida 32801 (“Landlord”), and ARGOS THERAPEUTICS, INC. (f/k/a Merix Bioscience, Inc.), a Delaware corporation, whose address is 4223 Technology Drive, Durham, North Carolina 27704 (“Tenant”).

W I T N ES S E T H:

WHEREAS, Landlord’s predecessor-in-interest, THE GMH INDEPENDENCE LIMITED PARTNERSHIP, a North Carolina limited partnership (“GHM”), and Tenant entered into that certain Lease (the “Lease”) dated January 16, 2001, for the leasing of certain real property located at 4223 Technology Drive, Independence Park, Durham, North Carolina, and all improvements thereon (the “Property”);

WHEREAS, Landlord purchased the Property from GMH and now holds the interest as Landlord under the Lease;

WHEREAS, Landlord and Tenant modified the Lease by that certain First Amendment to Lease dated July 31, 2005; and

WHEREAS, Landlord and Tenant wish to further modify the terms of the Lease as more particularly set forth below.

NOW THEREFORE, for and in consideration of the premises hereof, the mutual covenants and benefits set forth herein and in the Lease and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease.

2. Installation of Additional Lighting. Landlord shall permit Duke Power Company, LLC to install additional lighting to the exterior of the Property pursuant to the NC Service Agreement – Outdoor Lighting attached hereto as Exhibit A. Tenant agrees to pay all costs and expenses relating thereto, whether billed prior to, during or following the installation of such additional lighting. Tenant’s failure to pay such charges within five (5) days of demand therefore from Landlord shall constitute an event of default pursuant to Section 27 of the Lease.

3. Ratification; Conflict. Landlord and Tenant hereby ratify and confirm the terms of the Lease and agree that, except as herein amended, all terms and conditions of the Lease remain in full force and effect. In the event of a conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed a fully executed original.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment in manner and form sufficient to bind them as of the day and year first above written.

LANDLORD:

CNL RETIREMENT MOP 4223 DURHAM NC, LP, a Delaware limited partnership

By:	CNL RETIREMENT MOP A PACK GP, LLC, a Delaware limited liability company, its sole general partner

By:	/s/ Victoria A. Curl

Name:	Victoria A. Curl

Title:	Vice President of Asset Management

STATE OF FLORIDA

COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this, the 14th day of August, 2006, by Victoria A. Curl, as VP of Asset Management of CNL RETIREMENT MOP A PACK GP, LLC, a Delaware limited liability company, as the sole general partner of CNL RETIREMENT MOP 4223 DURHAM NC, LP, a Delaware limited partnership, on behalf of the partnership and the company. She is personally known to me or has produced                      as identification.

Christina D. Redman
(NOTARY SEAL)	Notary Public Name: Serial No.: My Commission Expires:

2

TENANT:

ARGOS THERAPEUTICS, INC., a Delaware
corporation

	By:	/s/ Jeffrey Abbey
Attest:	Name:	Jeffrey Abbey

/s/ William Wofford	Title:	VP Business Development
Name:William Wofford
Asst. Secretary

[Corporate Seal]

NORTH CAROLINA

DURHAM COUNTY

I, Grace S. Collins, a Notary Public, do hereby certify that William N. Wofford, personally appeared before me this day and acknowledged that he is the Assistant Secretary of ARGOS THERAPEUTICS, INC., a Delaware corporation and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name and by its VP Business Dev., sealed with the corporate seal, and attested by William N. Wofford as its Asst. Secretary.

Witness my hand and notarial seal this, the 31st day of July, 2006.

Grace S. Collins
(Notary Public)

My commission expires:

My Commission Expires 12-02-06.

3

EXHIBIT A

4

Electric Service Installation Provisions

WR*: 928226

(Internal Use Only)

I, CNL RETIREMENT, have requested that Duke Power install above ground or underground electric service conductors at my home/business located at 4233 Technology Drive In making this request, I agree to the following checked provisions:

1. While Duke is responsible for locating publicly owned underground utility lines (telephone, catv, gas) I am responsible for identifying for Duke Power or its agent the correct location of all underground objects that might be damaged by or cause damage to Duke Power’s equipment of its contractor’s equipment in the process of installation. Underground objects include, but or not limited to: septic tanks, drain lines, drain fields, designated repair areas, water lines, irrigation lines and electrical lines not owned by Duke Power.

2. Once I have physically marked the underground objects, within + or -30 Inches, using paint, flags, or stakes, Duke Power or its contractor will assume responsibility for avoiding damage to said objects.

3. I assume full responsibility for any damage to underground objects caused by my failure to notify or incorrectly notify Duke Power of the location of the underground objects.

4. Duke Power or its contractor will assume responsibility for performing said installation in a professional manner by avoiding damage to obvious above ground objects such as curbs, gutters, shrubbery, sidewalks, and buildings.

5. I understand the specific route of the proposed above ground or underground conductors and location of poles and/or apparatus as described by the Duke Power representative.

6. In the course of installing underground lines and equipment in areas with landscape trees, there is the probability of some root damage and I will not hold Duke Power or its contractor responsible for damage to or the health of any trees.

7. Equipments tracks and ground disturbance will result from the use of equipment necessary for the installation of above ground or underground facilities.

8. Duke Power or its contractor will not be responsible for reseeding lawns or replacing gravel in the area(s) disturbed due to the installation of poles, apparatus (such as transformers or pedestals) or underground facilities.

9. I May be required to pay a contribution in aid of construction if rock or other adverse conditions are encountered. Refer to Underground Distribution Installation Plan (copy available upon request). Costs associated with lighting installations may vary from those listed below. These conditions include but are not limited to the following examples:

Examples of Charges Unit Cost

Provide a trench in rock (in excess of 10% of trench footage) $54.74 per linear foot

Place clean sand/clay backfill (in excess of 10% of trenchs footage) $2.16 per linear foot

Provide clean sand/clay backfill from off site $Cost plus 15%

Punching under roads/driveways/sidewalks $52.34 per linear foot

Digging within 30* of another utility $8.64 per linear foot

Remove/restore gravel, 2” depth, 10’ width $21.65 per linear foot

Pull secondary/lph primary cable in existing conduct $1.73 per linear foot

Pull 3ph primary cable in existing conduct $2.16 per linear foot

Crew delay due to customer or site conditions $86.41 per hour

Guaranteed meter base location changes more than 10’ at time of installation $422.03 per occurrence

Engineering costs $65.00 per hour

Other: $

10. To meet National Electric Safety Codes, work site grading, and landscaping must be      at final grade or      within 6 inches of final grade (Duke Representative to initial appropriate item) before installation of underground facilities. Refer to Underground Distribution Installation Plan (copy available upon request).

11. I understand that I may be responsible for any additional costs incurred by duke due to Duke’s Inability to perform work on schedule as a result of my failure to have the site ready or remain ready until all work has been completed ($126 minimum charge).

12. I have requested that Duke Power install underground facilities on the property listed above. In making this request, I agree to be the single point of contact for Duke Power and agree to be financially responsible to Duke Power for any damage to Duke Power’s equipment that is caused by a contractor retained by me..

13. NA I have provided Duke Power with the correct load information to size my facilities. I assume full responsibility for any changes in the load information that will require Duke Power to install larger sized underground facilities after the underground service has been installed.

14. These provisions have been explained to me and I have received a copy of this document.

*

7/25/06

CNL RETIREMENT MOP 4233 DURHAM NC, LP, A DELAWARE LIMITED PARTNERSHIP.

BY: CNL RETIREMENT MOP A PACK GP, LLC, A DELAWARE LIMITED LIABILITY COMPANY ITS SOLE GENERAL PARTNER

Robert L Wingat

919-687-3229

7/15/2006

Duke Power Representative

Phone Number

Date

Revised 1/06

Page 1 of 2

Duke Power Company LLC
dba Duke Energy Carolinas LLC

NC Service Agreement - Outdoor Lighting

Duke Energy Corporation - Electronic Form Repository
Electric Distribution form for North Carolina Only

Customer Name: MERIX BIOSCIENCE   Project Name: 4233 TECHNOLOGY DRIVE
Service Address: 4233 TECHNOLOGY DRIVE, DURHAM, NC
Mailing Address: 4233 TECHNOLOGY DRIVE, DURHAM, NC 27704-2173
Service Requested by: CNL RETIREMENT CORPORATION   Title: PROPERTY OWNER   Phone:

Duke Energy Carolinas LLC
Date
TOTAL MONTHLY CHARGES: $23.87
One Time Payment (incl. tax): $0.00
* Subject to change per KWH as shown on effective rate schedule.

This agreement, when signed by the Customer and by an authorized representative of Duke Energy Carolinas LLC ("Duke"), will be a contract under which Duke agrees to furnish the outdoor lighting service indicated below to the Customer and the Customer agrees to pay for the service in accordance with the terms of Rate Schedule OL and Duke's Service Regulations on file with the North Carolina Public Service Commission, and on file in Duke's offices, (AS THE RATE SCHEDULE AND SERVICE REGULATIONS MAY BE MODIFIED FROM TIME TO TIME) which Rate Schedule and Service Regulations are hereby incorporated as part of this agreement.

Duke will provide the outdoor lighting service indicated below, but if the service is wholly or partially interrupted or suspended or fails because lamps burn out or are broken, because of any cause beyond Duke's reasonable control or because Duke needs to suspend the service for the purpose of inspecting or making repairs or alterations to its lines or other equipment, then Duke shall not be obligated to provide the service during any such interruption, suspension or failure, and Duke shall not be liable for any damage or loss resulting therefrom. Duke will replace burned out lamps and otherwise maintain the fixtures during regular daytime working hours as soon as practical following notification by the Customer of such problems.

It is further agreed that Duke reserves the right to discontinue service and remove the fixtures from the Customer's premises if the Customer violates any of the terms of the Service Regulations, Rate Schedule or this Agreement. The initial term of this Agreement shall be 3 years, and thereafter it shall continue until terminated by either party giving 30 days' written notice to the other party. IN THE EVENT OF TERMINATION DURING THE INITIAL TERM OF THIS AGREEMENT, THE CUSTOMER AGREES TO PAY DUKE THE TOTAL MONTHLY CHARGE FOR THE NUMBER OF MONTHS REMAINING IN THE INITIAL TERM.

Customer Signature ______________________   Date Signed ________

Special Instructions: None

Work Request Number: 928226
SA ID: 20060426192034

Basic Luminaires

Existing Pole Rate	Existing Pole # Units	Existing Pole Monthly Charge	New Pole w/ OH Rate	New Pole w/ OH # Units	New Pole w/ OH Monthly Charge	New Pole w/ UG Rate	New Pole w/ UG # Units	New Pole w/ UG Monthly Charge
Luminaire #1								
400 watt, 50,000 lumen High Pressure Sodium lamp, urban								
12.2	0	0.00	17.9	0	0.00	21.85	1	21.85

Additional Monthly Charges

Existing Pole Rate	Existing Pole # Units	Existing Pole Monthly Charge	New Pole w/ OH Rate	New Pole w/ OH # Units	New Pole w/ OH Monthly Charge	New Pole w/ UG Rate	New Pole w/ UG # Units	New Pole w/ UG Monthly Charge
35' standard wood pole instead of 30'								
N/A	N/A	N/A	$.31	1	0.31	$.31	0	0.00
Additional Monthly Charge for underground conductor $.07 for each increment of 10 feet or less, over 150 service feet per pole								
Total Secondary UG installed (in feet)			380	10' increments over 150' per pole =		23	x .07 =	1.61
						1.61 x	1 poles =	1.61
Subtotals:		$0.00			$0.31			$1.61

Other Charges

ACCOUNT MERIX BIOSCIENCE SERVICE ADDRESS 4233 TECHNOLOGY DRIVE DURHAM,NC ACCOUNT NUMBER 17836464017

NC Service Agreement - Outdoor Lighting

Duke Power Company LLC dba Duke Energy Carolines LLC Data Entery corporation – Electronic Fons Reportion Electronic Distrbution form for North creation only

Customer Name MERIX BIOSCIENCE Project Name 4233 TECHNOLOGY DRIVE Duke Energy Carolines LLC

Service Address 4233 TECHNOLOGY DRIVE, DURHAM, NC Date

Mailing Address 4233 TECHNOLOGY DRIVE, DURHAM NC 27704-2173 TOTAL MONTHLY CHARGES $23.87

Service Requested by CNL RETIREMENT CORPORATION Title PROPERTY OWNER Phone One Time Payment(IncL tax) $0.00

The agreement when Agned by its Customer and by at authorized represented Duke Energy Contract LLC(Duke) will be Contract under which Duke agrees to limits the outdoor lighting indicated below to the Customer and the Customer agrees to pay for the service in accordance with the terms of Rate Schedule Ol and Duke’s Service Regulations on file with the North Carolina Public Service Commission, and on file in Duke’s office. (AS THE RATE SCHEDULE AND SERVICE REGULATIONS MAY BE MODIFIED FROM TIME TO TIME) which Rate Schedule and Service Regulations and hereby incorporated as part of this agreement.

Duke will provide the outdoor lighting service indicated below, but if the service is wholly or partially interrupted or suspended or because lamps turn or are broken, because of any cause beyond Duke’s reasonable control or because Duke records to suspend the service for the purpose of inspecting or making aspects or allegations to its lines or other equipment, then Duke shall not be to provide the service during any such interruption suspended or failure and Duke shall not be contingence for any

Agreement shall be 3 Years, and ose be it shall continued until by author party outing to days when roe to the party, IN THE EVENT OR TERMINATION OUPUTING THE INTAL TERM OF THIS AGREEMENT, THE CUSTOMER AGREES TO PAY DUKE THE TOTAL MONTHLY CHARGE FOR THE NUMBER OF MONTHS REMAINING IN THE INTIAL TERM

Customer Signature Date Signed

Special Instruction None Work Request 928225

Number SA1D 200604269192034

Basic Luminaires

Rate # Units Existing Pole Monthly Charge Rate # Units New Pole w/OH Monthly Charge Rate # Units New Pole w/UG Monthly Charge

Lumlnaire #1

400 Was, 50,.000 lumen High Pressure Sodium lamp. Urban

12.2 0 0.00 17.9 0 0.00 21.95 21.85

Additional Monthly Charges

Rate Existing Pole # Units Monthly Charge Rate # Units New Pole w/OH Monthly Charge

Rate New Pole w/UG # Units Monthly Charge

35* Standard wood pole instead of 30* N/A N/ A N/A $.31 1 0.31 $31 0 0.00

Additional Monthly charge for underground conductor $0.7 for each Increment of 10 feet or less, over 150 service feet per pole Total Secondary UG installed (in feet) 380 10 Increments over 150 per pole 23 1.61*.07=1 poles= 1.61 1.61

Subtotals : $0.00 $0.31 $1.61

Other Charges

Additional One Time Payment Total Amount $0.00

Additional Monthly Payment Total Amount $1.92

6

Page 2 of 2 Are any old facilities to be removed? No

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NonADCRE form

THIRD AMENDMENT TO LEASE

This THIRD AMENDMENT TO LEASE (this “Amendment”) is made as of June 21, 2011, by and between HCP MOP 4233 Durham NC, LP, formerly known as CNL Retirement MOP 4223 Durham NC, LP, a Delaware limited partnership, or its assigns (“Landlord”) and Argos Therapeutics, Inc., a Delaware corporation (‘Tenant”) under the following circumstances:

Landlord and Tenant have entered into that certain Lease dated as of January 16, 2001, as amended by the First Amendment dated July 31, 2005, and as amended by the Second Amendment dated August 7, 2006 (the “Lease”) whereby Landlord has leased to Tenant premises consisting of 20,000 rentable (20,000 usable) square feet and known as Suite No. 100 on the first (1st) floor of the building located at 4233 Technology Drive, Durham, North Carolina 27704, which real property is described on Exhibit A to the Lease (the “Premises”); and

Landlord and Tenant are executing this Amendment in order to modify certain terms of the Lease.

Each initially capitalized term not defined herein shall have the meaning given such term in the Lease.

NOW THEREFORE, in consideration of the promises and the agreements and covenants contained herein, Landlord and Tenant agree that the Lease is amended and modified as follows:

A. Amendments

1. The Term is hereby extended for an additional period of five (5) years and three (3) months, commencing September 1, 2011 (“First Extended Term Commencement Date”) and expiring on November 30, 2016.

2. Effective upon full execution of this Amendment, Section 3(b) of Lease is hereby deleted in its entirety.

3. Effective on the First Extended Term Commencement Date, Section 5(b) and (c) Rent, of the Lease is hereby amended by substituting the following Rent Schedule. Beginning on the First Extended Term Commencement Date, the amount of Rent payable in accordance with Section 5 (b) and (c) of the Lease shall be as provided in the Rent Schedule as follows:

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Revised Schedule

Lease Year	Annual Rental Rate/r.s.f.	Monthly Rent
9/01/2011 – 8/31/2012	$14.25/r.s.f.	$23,750.00
9/01/2012 – 8/31/2013	$14.54/r.s.f.	$24,233.33
9/01/2013 – 8/31/2014	$14.83/r.s.f.	$24,716.67
9/01/2014 – 8/31/2015	$15.13/r.s.f.	$25,216.67
9/01/2015 – 8/31/2016	$15.43/r.s.f.	$25,716.67
9/01/2016 – 11/30/2016	$15.74/r.s.f.	$26,233.33

4. Section 5 Rent.: The following is hereby added to the end of Section 5 (a) of the Lease:

“Notwithstanding the above, Tenant shall not be obligated to pay rent for the period between January 1, 2012 - January 31, 2012. This rent concession shall total $23,750.00 (“Rent Concession”). The Rent Concession shall be due and payable by Tenant to Landlord if there occurs an event of default under the Lease on the part of Tenant and such default is not cured within any applicable time frame set forth in this Lease.”

5. Section 39 Notices.: Section 39 is hereby amended to revise Landlord address:

HCP MOB 4233 Durham NC, LP

c/o: HCP, Inc.

3000 Meridian Blvd., Suite 200

Franklin, TN 37067

Attn: Asset Manager

6. Section 51. The following is hereby added as a new section to the Lease numbered 51:

SECTION 51. CONSTRUCTION OF CERTAIN IMPROVEMENTS; ACCEPTANCE OF IMPROVED PREMISES

51.1. Tenant Improvement Contribution. Upon full execution of this Third Amendment to Lease and subject to fulfillment of the terms and conditions of this Lease and of the terms and conditions set forth below, Landlord shall provide Tenant with a contribution (the “Contribution”) toward certain tenant improvements to be constructed or installed in the Premises (the “Improvements”), which Improvements shall be and remain at all times the property of Landlord, except for those improvements constituting furniture. Landlord’s Contribution shall be an amount of up to, but not exceeding, $10.00 per rentable square foot. The Contribution shall be available during the calendar year 2011 with any unused or unallocated portion of the Contribution ceasing to be available on December 31,2011.

Landlord shall pay to Tenant or its designee such portion of the Contribution as is supported to Landlord’s reasonable satisfaction by invoices or other appropriate documentation evidencing the actual cost of the Improvements upon fulfillment of all of the following conditions:

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(i) issuance of a certificate of occupancy (if required) by the appropriate governmental authority for all areas affected by the improvements upon completion; (ii) delivery to Landlord of lien waivers executed by Construction Company (as hereinafter defined) and by all subcontractors, materialmen and suppliers, together with affidavits of Tenant and Construction Company setting forth the names of all such subcontractors, materialmen and suppliers; (iii) delivery to Landlord of evidence reasonably satisfactory to Landlord of payment of all costs incurred in connection with the Improvements; (iv) this Lease shall be in full force and effect without default by the Tenant, and (v) resolution to Landlord’s reasonable satisfaction of any aspects of the Improvements that are not in accordance with plans approved by Landlord. The Contribution shall apply only toward amounts Tenant shows, to Landlord’s reasonable satisfaction and in accordance with standard market practices, that Tenant actually expended in connection with the Improvements. Landlord shall pay Tenant such portion of the Contribution within sixty (60) days of the fulfillment of the preceding conditions of this paragraph.

A portion of the Contribution, of up to $1.00 per rentable square foot may be used for furniture, which shall be and remain at all times the property the Tenant. Items constituting “Improvements” shall be determined by Landlord, and may include, but shall not be limited to, all interior demising walls, flooring, electrical materials and equipment, mechanical, plumbing and life-safety equipment in the Premises. Any costs and expenses of the Improvements that exceed or are not covered by the Contribution (“Additional Excess Costs”) shall be the sole responsibility of and shall be paid by Tenant.

51.2. Plans and Specifications; Performance and Construction of Improvements. No improvements shall be done on or in the Building without the specific written authorization of Landlord which shall not be unreasonably withheld. Landlord shall cooperate with Tenant in developing plans for Improvements and Tenant shall obtain Landlord’s prior written approval on all such plans.

Tenant shall impose and enforce all reasonable and customary procedures, conditions and restrictions imposed by or required by Landlord on persons and entities who engage in the Improvements. Tenant shall ensure that Construction Company has all appropriate licenses for the performance and construction of the Improvements, that the Construction Company is bondable (whether or not it is required to actually obtain payment and performance bonds for the Improvements) and that the Construction Company carries insurance with companies acceptable to Landlord in types and amounts acceptable to Landlord, but in no event less than $1,000,000 per person and per occurrence for each of the following types of coverage: employer liability, bodily injury, property damage, personal injury, premises-operations, independent contractor’s protective, products and completed operations and broad form property damage. Tenant shall provide Landlord with certificates of insurance evidencing such coverage prior to commencement of the Improvements and shall ensure that Landlord is named as an additional insured on Construction Company’s insurance policies if Landlord so requests. Tenant shall ensure that Construction Company’s insurance policies provide that they cannot be canceled or allowed to expire until at least thirty (30) days’ prior written notice has been given to Landlord.

Tenant shall ensure that the Improvements shall be conducted in accordance with the procedures provided by Landlord to Tenant.

51.3. Indemnification. Tenant shall indemnify, defend and hold harmless Landlord and each of its successors, assigns, affiliates, employees, officers, directors, agents, contractors and other representatives (each, an “Indemnified Party” and collectively, the

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“Indemnified Parties”) from and against any loss, cost, expense, damage, claim, allegation or other detriment suffered by or brought against an Indemnified Party in connection with acts or omissions relating to the construction or performance of the Improvements, regardless of whether the relevant or alleged act(s) or omission(s) occurred before, during or after completion of the Improvements, unless such loss, cost, expense, damage, claim, allegation or detriment arises from the failure of the Landlord or the Landlord’s predecessors to ensure all construction and improvements made prior to January 16, 2001 complied with applicable governmental or quasi-governmental or utility laws, codes, regulations and requirements.

51.4. Additional Excess Costs. Tenant shall not cause or permit any liens, encumbrances or security interests to attach to any Improvements or any other property at the Premises or to areas or property affected by the Improvements. Throughout the process of preparing the plans for the Improvements and obtaining any necessary governmental permits and approvals, each party shall act diligently and in good faith and shall cooperate with the other and with governmental agencies in whatever manner may be reasonably required. Tenant acknowledges and agrees that Landlord reserves the right, without Tenant’s consent and without liability to Tenant, to require or make any modifications, changes or omissions to the plans required by any governmental or quasi-governmental authority or utility. If the cost of Tenant’s substitutions causes the cost of the Improvements to exceed the Contribution, the Tenant shall be responsible for such difference in cost as part of the Additional Excess Costs. Any change orders or extras requested by Tenant must be agreed to by Landlord in writing. Tenant will pay the cost of any change or extra as and when requested by the party to whom payment is owed. Landlord will have no liability to Tenant for the omission or improper construction, installation or performance of any changes or extras.

51.5. Commencement Date. [Intentionally Deleted.]

51.6. Substitutions; Change Orders and Extras. [Intentionally Deleted.]

51.7. Delays Beyond Landlord’s Control. [Intentionally Deleted.]

51.8. Certain Modifications. [Intentionally Deleted.]

51.9. Other. Landlord shall not be liable for any accident, injury, damage, loss, cost, expense or other detriment suffered by any person or entity in connection with the design, construction, performance or installation of the Improvements unless such accident, injury, damage, loss, cost, expense or other detriment arises form the failure of the Landlord or the Landlord’s predecessors to ensure all construction and improvements made prior to January 16, 2001 complied with applicable governmental or quasi-governmental or utility laws, codes, regulations and requirements. Tenant will use commercially reasonable efforts to ensure that the Improvements will be constructed in accordance with plans and specifications approved by Landlord, that all materials and equipment furnished will be new, that the Improvements will be of good quality, and in compliance with all applicable laws, codes and regulations, including but not limited to environmental, zoning, building and land use laws.

7. Section 52.: The following is hereby added as a new section of the Lease numbered 52:

52. Option to Renew. (a) So long as Tenant is not in default under the terms of this Lease, both at the time of the exercise of this option to renew and at the expiration of the initial

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Term of this Lease, Tenant shall have an option to extend the Term of this Lease for an additional five (5) years subsequent to the First Extended Term (the “Second Extended Term”). The Second Extended Term shall be on and subject to the same terms, covenants and conditions as herein contained, except for Rent, which shall be determined as hereinafter provided. This option shall be exercised only by written notice from Tenant to Landlord and given no less than one hundred eighty (180) days prior to the expiration of the First Extended Term.

(b) Rent During Second Extended Term. Annual Rent per rentable square foot for the Second Extended Term shall be an amount equal to “Fair Market Base Rental Rate”. As used herein the term “Fair Market Base Rental Rate” shall be the fair market annual rental of the Premises mutually determined by Landlord and Tenant based on comparable annual rental rates being charged in the market area for space comparable to the Premises, taking into account the quality and age of the Building; the location, the floor level, quality of tenant improvements provided and other relevant factors and assuming that such annual rental is a “net” rental pursuant to a lease providing for a pass through of taxes and operating expenses on a proportionate basis. Notwithstanding anything to the contrary set forth herein, the foregoing Option to Renew shall not apply to any renewal or extension of the current lease of the Premises or to any offer to lease or any new lease entered into with the current tenant of the Premises or with such tenant’s successors or assigns. In the event of any conflict between this paragraph and Section 18 of the Lease, the provisions of Section 18 shall prevail.

8. Section 53.: The following is hereby added as a new section of the Lease numbered 53:

53. Option to Terminate. So long as Tenant is not in default under the terms of the Lease, Tenant may terminate the Lease effective December 31, 2014 by giving Landlord written notice between September 1, 2014 and September 30, 2014. If Tenant exercises its right to terminate set forth in this paragraph, Tenant’s written notice shall include payment to Landlord a sum of $150,000.00, as consideration for such termination (“Termination Fee”). Tenant’s delivery of such written notice and payment shall be a condition precedent to the exercise of Tenant’s rights under this paragraph. Upon the effective date of termination Tenant shall surrender the Premises to Landlord in accordance with the terms of the Lease, and both parties shall be released of all obligations and liabilities arising under this Lease, provided that the parties shall remain liable for all obligations under the Lease which arose prior to termination or are otherwise intended to survive termination (including without limitation indemnity and accrued payment obligations).

In the event Tenant does not exercise the option to terminate set forth in this Section 53, Tenant shall not be obligated to pay rent for the period January 1, 2015 – February 28, 2015. This rent concession shall total $50,433.34 (“Rent Concession”). The Rent Concession shall be due and payable by Tenant to Landlord if there occurs an event of uncured default under the Lease on the part of Tenant and such default is not cured within any applicable time frame set forth in this Lease.

[Signatures on following page]

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B. Miscellaneous.

1. Except as amended by this Amendment, the Lease remains in full force and effect, as amended hereby. In the event of a conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control. Defined terms used in this Amendment not defined herein shall have the meaning set forth in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

WITNESSES:

WITNESS
As to Tenant:

Elaine Sale
(Witness Signature)
Elaine Sale
(Witness Printed Name)

Randal Goller
(Witness Signature)
Randal Goller
(Witness Printed Name)

TENANT:

Argos Therapeutics, Inc.

By: Jeffery Abbey
(Signature)

Name: Jeffery Abbey
Title: CEO

Date: 5-19-11

LANDLORD:

WITNESS
As to Landlord:

Jayne Poston
(Witness Signature)
Jayne Poston
(Witness Printed Name)

Susan W. Mitchell
(Witness Signature)
Susan W. Mitchell
(Witness Printed Name

HCP MOP 4233 Durham NC, LP

By: HCP MOP A Pack GP, LLC
Its: general partner

By: ____________
(Signature)

Name: James A. Croy
Title: Vice President – Asset Management

6